      As Filed with the Securities and Exchange Commission on May 1, 1998
                                                       Registration No. 33-97852

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       Post-Effective Amendment No. 4 to

                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                         SOUTHLAND SEPARATE ACCOUNT L1
                             (Exact name of trust)

                       SOUTHLAND LIFE INSURANCE COMPANY
                              (Name of depositor)

                         5780 Powers Ferry Road, N.W.
                               Atlanta, GA 30340
         (Complete address of depositor's principal executive offices)

 (Name and complete address
  of agent for service)                   Copy to:
 B. Scott Burton, Esq.                    Stephen E. Roth, Esq.
 Vice President & General Counsel         Sutherland, Asbill & Brennan LLP
 Southland Life Insurance Company         1275 Pennsylvania Avenue, N.W.
 5780 Powers Ferry Road, N.W.             Washington, DC  20004-2404
 Atlanta, GA  30327

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
               ____ immediately upon filing pursuant to paragraph (b)

                 X  on May 1, 1998, pursuant to paragraph (b)
               ----
               ____ 60 days after filing pursuant to paragraph (a)
               ____ on (date) pursuant to paragraph (a) of Rule 485



    Securities Being Offered: Individual Variable Life Insurance Contracts

                         SOUTHLAND SEPARATE ACCOUNT L1
                       SOUTHLAND LIFE INSURANCE COMPANY

               Cross Reference to Items Required by form N-8B-2

N-8B-2 ITEM         CAPTION IN PROSPECTUS
-----------         ---------------------

1              Cover Page
2              Cover Page
3              Not applicable
4              Distribution of the Policies
5              The Variable Account
6              The Variable Account
7              Not applicable
8              The Variable Account
9              Legal Proceedings
10             Summary and Diagram; Facts About the Policy; Withdrawals;
               Surrenders; Your Right to Transfer; Right to Convert Policy;
               Premiums and Allocations; Reinstatement; Voting Privileges;
               Authority to Change Policy Terms
11             The Portfolios
12             The Portfolios
13             Policy Charges and Fees
14             Facts About the Policy
15             Premiums and Allocations -- Crediting Premiums
16             The Portfolios
17             Withdrawals; Surrenders; When We Make Payments
18             The Variable Account
19             Reports to Owners
20             Authority to Change Policy Terms; Other Policy Provisions
21             Policy Loans
22             Not applicable
23             Southland's Directors and Officers
24             Not applicable
25             Facts About Southland and the Variable Account
26             Policy Charges and Fees
27             Facts About Southland and the Variable Account
28             Southland's Directors and Officers
29             Facts About Southland and the Variable Account
30             Not applicable
31             Not applicable
32             Not applicable
33             Not applicable
34             Not applicable
35             Facts About Southland and the Variable Account

36             Not applicable
37             Not applicable
38             Distribution of the Policies
39             Distribution of the Policies
40             Distribution of the Policies
41             Distribution of the Policies
42             Not applicable
43             Not applicable
44             Subaccount Accumulation Value; Facts About the Policy
45             Not applicable
46             Subaccount Accumulation Value; Facts About the Policy
47             The Variable Account; The Portfolios
48             Facts About Southland and the Variable Account
49             Not applicable
50             Not applicable
51             Facts About the Policy; Distribution of the Policies
52             Changes Relating to the Variable Account
53             Federal Tax Considerations
54             Not applicable
55             Hypothetical Illustrations
56             Not applicable
57             Not applicable
58             Not applicable
59             Financial Statements

              A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION FIXED AND
                        VARIABLE LIFE INSURANCE POLICY
                                   issued by
                     SOUTHLAND LIFE INSURANCE COMPANY AND
                         SOUTHLAND SEPARATE ACCOUNT L1


This prospectus describes a flexible premium adjustable combination fixed and variable life insurance policy (the "Policy") offered by Southland Life Insurance Company ("Southland," "we," "us," or the "Company"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of premiums and to change the amount of death benefits payable under the Policy. This flexibility allows the purchaser ("you," "your," or the "Owner") to provide for changing insurance needs under a single insurance policy.

The Owner may allocate Net Premiums and Policy values to one or more of the Subaccounts of Southland Separate Account L1 (the "Variable Account") or to the Guaranteed Interest Account, or to both within certain limits. Twenty (20) Subaccounts are currently available under the Policy. The Subaccounts invest in shares of corresponding Portfolios of The Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, and INVESCO Variable Investment Funds, Inc. The Guaranteed Interest Account guarantees a minimum fixed rate of interest.

The Accumulation Value will vary daily with the investment results of the Subaccounts and interest credited to any Guaranteed Interest Account allocations. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Subaccounts.

You can select from two death benefit options available under the Policy: a level death benefit ("Stated Death Benefit or death benefit type A"), and an increasing death benefit ("Stated Death Benefit Plus Accumulation Value or death benefit type B"). See "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page
47. Southland guarantees that the death benefit will never be less than the Stated Death Benefit (less any unrepaid Policy loans and past due charges) so long as the Policy is in force.

The Policy provides for a Cash Surrender Value that can be obtained by surrendering the Policy. Because this value is based on the performance of the Portfolios, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. The Policy also provides for Policy loans and permits Withdrawals within limits.

It may not be advantageous to replace existing insurance with the Policy.
Within certain limits, you may return the Policy or convert it to a life insurance policy with benefits that do not vary with the investment results of a separate account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTERESTS IN THE POLICIES AND SHARES IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, A BANK, AND THE INTERESTS AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION YOU SHOULD KNOW BEFORE DECIDING TO PURCHASE A POLICY. IT SHOULD BE RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS. THE PORTFOLIO PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

ISSUED BY:                  DISTRIBUTED BY:              CUSTOMER SERVICE CENTER:
Southland Life Insurance    ING America Equities, Inc.   Southland Customer Service Center
P.O. Box 173789             5780 Powers Ferry Road       P.O. Box 173789
Denver, CO 80217-3789       Atlanta, GA 30327-4390       Denver, CO  80217-3789
                                                         1-800-224-3035

                                                         _________________________________
                                                         For Overnight Delivery:
                                                         8515 East Orchard Road - 9T2
                                                         Englewood, CO  80111




DATE OF PROSPECTUS:  5/1/98

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................  -1-

SUMMARY AND DIAGRAM........................................................  -5-

HISTORICAL PERFORMANCE INFORMATION......................................... -11-

HYPOTHETICAL ILLUSTRATIONS................................................. -20-

FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT............................. -28-
     THE VARIABLE ACCOUNT.................................................. -28-
     THE PORTFOLIOS........................................................ -29-
     CHANGES RELATING TO THE VARIABLE ACCOUNT.............................. -32-

FACTS ABOUT THE POLICY..................................................... -33-
     PREMIUMS AND ALLOCATIONS.............................................. -33-
     YOUR ACCUMULATION VALUE............................................... -38-
     YOUR RIGHT TO TRANSFER................................................ -41-
     AUTOMATIC REBALANCING................................................. -43-
     WITHDRAWALS........................................................... -44-
     SURRENDERS............................................................ -45-
     POLICY LOANS.......................................................... -46-
     TELEPHONE PRIVILEGES.................................................. -48-
     DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE....................... -48-
     MATURITY BENEFIT...................................................... -54-
     PAYMENT OPTIONS....................................................... -54-
     WHEN WE MAKE PAYMENTS................................................. -54-
     THE GUARANTEED INTEREST ACCOUNT....................................... -55-

POLICY CHARGES AND FEES.................................................... -56-
     CHARGES DEDUCTED FROM PREMIUMS........................................ -56-
     SURRENDER CHARGE...................................................... -57-
     MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE................... -60-
     OTHER ADMINISTRATIVE CHARGES.......................................... -62-
     CHARGES DEDUCTED FROM THE SUBACCOUNTS................................. -62-
     PORTFOLIO EXPENSES.................................................... -62-
     PERSISTENCY REFUND.................................................... -63-
     GROUP OR SPONSORED ARRANGEMENTS....................................... -64-

ADDITIONAL POLICY INFORMATION.............................................. -64-
     THE OWNER............................................................. -64-
     THE BENEFICIARY....................................................... -64-



     CHANGE OF OWNER OR BENEFICIARY.......................................  -65-
     RIGHT TO CONVERT POLICY..............................................  -65-
     REINSTATEMENT........................................................  -65-
     OTHER POLICY PROVISIONS..............................................  -66-
     AUTHORITY TO CHANGE POLICY TERMS.....................................  -66-

ADDITIONAL BENEFITS.......................................................  -66-
     ACCIDENTAL DEATH BENEFIT RIDER.......................................  -67-
     ADJUSTABLE TERM INSURANCE RIDER......................................  -67-
     ADDITIONAL INSURED RIDER.............................................  -68-
     CHILDREN'S INSURANCE RIDER...........................................  -68-
     GUARANTEED INSURABILITY RIDER........................................  -69-
     WAIVER OF THE COST OF INSURANCE RIDER................................  -69-
     WAIVER OF SPECIFIED PREMIUM RIDER....................................  -69-
     GUARANTEED MINIMUM DEATH BENEFIT RIDER...............................  -69-

FEDERAL TAX CONSIDERATIONS................................................  -69-

OTHER INFORMATION.........................................................  -74-
     REPORTS TO OWNERS....................................................  -74-
     DISTRIBUTION OF THE POLICIES.........................................  -74-
     NEW YEAR 2000........................................................  -74-
     VOTING PRIVILEGES....................................................  -75-
     LEGAL PROCEEDINGS....................................................  -76-
     SOUTHLAND'S DIRECTORS AND OFFICERS...................................  -76-
     LEGAL MATTERS........................................................  -81-
     FINANCIAL STATEMENTS.................................................  -81-


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                  DEFINITIONS

ACCUMULATION VALUE: The "Accumulation Value" is the combined value of your Policy in all of the Subaccounts of the Variable Account, the Guaranteed Interest Account and the values held in the General Account to secure Policy loans.

ADJUSTABLE TERM INSURANCE RIDER: The "Adjustable Term Insurance Rider" is available to add death benefit coverage to your Policy. The amount of death benefit coverage provided under this rider is the difference between the Base Death Benefit and the Target Death Benefit.

AGE: The Insured's "Age" at any time is his or her age on the birthday nearest the Policy Date increased by the number of full Policy Years elapsed since the Policy Date.

BASE DEATH BENEFIT: The "Base Death Benefit" depends on the death benefit type you choose. Under type A, the Base Death Benefit is the greater of Stated Death Benefit or a multiple of the Accumulation Value on the date of the Insured's death. Under type B, the Base Death Benefit is the greater of the Stated Death Benefit plus the Accumulation Value, or a multiple of the Accumulation Value, on the date of the Insured's death. See "DEATH BENEFITS AND CHANGES IN DEATH BENEFIT TYPE," page 48.

BENEFICIARY: The "Beneficiary" is the person to whom the death benefit (payable on the death of an Insured) is paid.

CASH SURRENDER VALUE: The "Cash Surrender Value" of the Policy on any Valuation Day is the Net Accumulation Value minus any Surrender Charge that would apply that day.

CODE: The "Code" is the Internal Revenue Code of 1986, as amended.

CUSTOMER SERVICE CENTER: The Southland "Customer Service Center" is the Company's offices at P.O. Box 173789, Denver, CO 80217-3789. For overnight delivery, the address is 8515 East Orchard Road, 9T2, Denver, CO 80111.

DEATH BENEFIT: The "Death Benefit" is the Base Death Benefit plus any additional life insurance proceeds provided by any riders. If the Adjustable Term Insurance Rider is in effect, the Death Benefit is equal to the Target Death Benefit plus any additional life insurance proceeds provided by any other riders.

DEATH PROCEEDS: The "Death Proceeds" are the proceeds payable to the Beneficiary by us upon due proof of death of the Insured while the Policy is in force equal to: [1] the Base Death Benefit (or Target Death Benefit, if applicable); plus [2] any additional life insurance proceeds provided by any riders; minus [3] any outstanding Policy Debt; minus [4] any monthly deductions due and not yet deducted.

FREE LOOK PERIOD: The "Free Look Period" is the period during which you may return the Policy and receive a refund or cancel an increase in Stated Death Benefit. See "Free Look Period," page 34.

GENERAL ACCOUNT: The "General Account" represents our corporate assets other than those segregated in any separate account established by us.

GROSS WITHDRAWAL: A "Gross Withdrawal" is the total of the amount of a Withdrawal plus any applicable Withdrawal Transaction Charge and any applicable Surrender Charge.

GUARANTEED INTEREST ACCOUNT: The "Guaranteed Interest Account" is a part of our General Account, to which a portion of the Accumulation Value may be allocated and which provides guarantees of principal and interest.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE: The "Guaranteed Interest Account Accumulation Value" is the value under the Policy in the Guaranteed Interest Account.

GUARANTEED MINIMUM DEATH BENEFIT: The "Guaranteed Minimum Death Benefit" is an optional provision of the Policy provided by a rider which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Cash Surrender Value, provided certain conditions are met.

GUARANTEE PERIOD: The "Guarantee Period" is the period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The Policy offers two Guarantee Period options: (1) 10 Policy Years or to the date the Insured reaches age 65, whichever is later; or (2) the lifetime of the Insured up to the Maturity Date. The Guarantee Period will terminate prior to the selected date any time the required premiums have not been paid or on any Monthly Processing Date that the Net Accumulation Value is not diversified according to our requirements.

INSURED: The "Insured" means the person upon whose life the Policy is issued.

MATURITY DATE: The "Maturity Date" for the Policy is the Policy Anniversary on which the Insured's age is 100.

MONTHLY PROCESSING DATE: The "Monthly Processing Date" is the date each month on which the monthly deductions from the Accumulation Value are deducted. See "Monthly Deductions," page 60. The first Monthly Processing Date will be the Policy Date or the date on which the initial Net Premium is allocated to your Policy, if later. Subsequent Monthly Processing Dates will be the same date as the Policy Date each month thereafter unless this is not a Valuation Day, in which case the Monthly Processing Date occurs on the next Valuation Day.

NET ACCUMULATION VALUE: The "Net Accumulation Value" on any Valuation Day is the Accumulation Value on that day less Policy loans (and interest thereon) and if other than the Monthly Processing Date, the monthly deduction that would be deducted on the next Monthly Processing Date.

NET PREMIUM: The "Net Premium" is the premium amount paid less any sales and tax charges. These charges are deducted from each premium before the premium is applied to your Accumulation Value.

NO-LAPSE PREMIUM: The "No-Lapse Premium" is a benchmark monthly premium calculated for each Policy based on the Age, sex and rate class of the Insured, the requested Stated Death Benefit and any supplemental benefits. It is used for purposes of the No-Lapse Guarantee.

NO-LAPSE GUARANTEE: The "No-Lapse Guarantee" refers to our guarantee to keep the Policy in force during the first three Policy Years, regardless of the sufficiency of the Cash Surrender Value, so long as total premiums paid, less Withdrawals, are at least equal to the cumulative amount of NoLapse Premiums for the Policy months the Policy has been in force.

OWNER: The "Owner" is the person(s) who owns the Policy and who is entitled to exercise all rights and privileges provided in the Policy.

POLICY ANNIVERSARY: The "Policy Anniversary" is the first day of each Policy
Year.

POLICY DATE: The "Policy Date" is shown on the Schedule and is the date the Policy becomes effective.

POLICY DEBT: The "Policy Debt" is equal to unrepaid Policy loans (including unpaid interest added to the loan) plus accrued interest not yet due.

POLICY YEAR: Each "Policy Year" starts on the same day and month as the Policy Date.

PORTFOLIO: A "Portfolio" refers to a series of a mutual fund in which assets of a corresponding Subaccount are invested.

SEC:  The "SEC" is the Securities and Exchange Commission.

STATED DEATH BENEFIT: The "Stated Death Benefit" is a dollar amount used to determine the death benefit under the Policy. On any day, it is the initial Stated Death Benefit, as adjusted for any subsequent increases or decreases that have taken effect.

SUBACCOUNT: A "Subaccount" is a subdivision of the Variable Account, the assets of which are invested in a corresponding Portfolio.

SUBACCOUNT ACCUMULATION VALUE: The "Subaccount Accumulation Value" is the value under a Policy in a particular Subaccount.

SURRENDER: A "Surrender" is a Written Request for the Cash Surrender Value that terminates the Policy.

TARGET DEATH BENEFIT: The "Target Death Benefit" is the death benefit specified by the Owner when an Adjustable Term Insurance Rider is added to the Policy. The Target Death Benefit depends on the death benefit type you choose. Under type A, the Target Death Benefit is equal to the death benefit specified by the Owner when an Adjustable Term Insurance Rider is added to the Policy. Under type B, the Target Death Benefit is equal to the death benefit specified by the Owner when an Adjustable Term Insurance Rider is added to the Policy plus the Accumulation Value.

TARGET PREMIUM: The "Target Premium" refers to an annualized premium amount we use to calculate the sales load charge, the sales surrender charge and the cost of insurance charge. A Target Premium is determined for the initial Stated Death Benefit, and an additional Target Premium is determined for each increase in Stated Death Benefit. The Target Premium generally is less than planned premiums for a Policy Year. It may be more or less than the No-Lapse Premium for a Policy Year, depending on the supplemental benefits added to the Policy.

VALUATION DAY: For each Subaccount, a "Valuation Day" is each day on which the New York Stock Exchange and Southland's Customer Service Center are both open for business except for a day that a Subaccount's corresponding Portfolio does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. Southland's Customer Service Center is normally not open on the following days: the Monday before New Year's Day, July Fourth or Christmas Day, if any of these holidays falls on a Tuesday; the Friday after New Year's Day, July Fourth or Christmas Day, if any of these holidays falls on a Thursday; and the Friday after Thanksgiving Day.

VALUATION PERIOD: A "Valuation Period" begins at 4:00 p.m. Eastern time on a Valuation Day and ends at 4:00 p.m. Eastern time on the next succeeding Valuation Day.

WE, US, OUR, SOUTHLAND AND THE COMPANY: "We," "us," "our," "Southland," and the "Company" refer to Southland Life Insurance Company.

WITHDRAWAL: A "Withdrawal" refers to the surrender of a portion of the Net Accumulation Value.

WRITTEN NOTICE OR WRITTEN REQUEST: A "Written Notice" or "Written Request" is a notice or request in a form satisfactory to the Company which is signed by the Owner and received at the Customer Service Center.

YOU AND YOUR:  "You" and "your" refer to the Owner of the Policy.

                              SUMMARY AND DIAGRAM

The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy pays premiums for insurance coverage on the person insured. Also like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Cash Surrender Value during the early Policy Years may be substantially lower than the premiums paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit of a Policy may, and the Accumulation Value will, increase or decrease to reflect the investment performance of the Subaccounts to which Accumulation Value is allocated. Also, there is no guaranteed minimum Cash Surrender Value. Nonetheless, Southland guarantees to keep the Policy in force during the first three (3) Policy Years so long as the No-Lapse Premium requirement has been met and Policy Debt is not excessive. See "THREE-YEAR GUARANTEE," page 36. Otherwise, if the Cash Surrender Value is insufficient to pay charges due, the Policy will lapse without value after a grace period. See "PREMIUMS TO PREVENT LAPSE," page 36.

PURPOSE OF THE POLICY

The Policy is designed to be a long-term investment providing significant insurance benefits. The Policy should be considered in conjunction with other insurance policies owned by the Owner. It may not be advantageous to replace existing insurance policies with the Policy.

TAX CONSIDERATIONS

Southland intends for the Policy to satisfy the definition of a life insurance contract under section 7702 of the Code. Under certain circumstances, a Policy could be treated as a "modified endowment contract." Southland will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "FEDERAL TAX CONSIDERATIONS," page 69.

FREE LOOK PERIOD AND CONVERSION RIGHT

For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund equal to all premiums paid. See "FREE LOOK PERIOD," page 34. Until the end of this limited period, Net Premiums paid will be invested in the Subaccount investing in the VIP Money Market Portfolio. See "NET PREMIUM ALLOCATIONS," page 37. For a limited time after an increase in Stated Death Benefit takes effect, you have the right to cancel the increase. See "Changes in Death Benefit," page 50. At any time within the first 24 Policy Months (or first 24 Policy Months after an increase in Stated Death Benefit), you may convert your Policy to a flexible premium (nonvariable) adjustable life insurance policy. See "RIGHT TO CONVERT POLICY," page 65.

OWNER INQUIRIES

If you have any questions, you may write to us at the Customer Service Center or call us at (800) 224-3035.

DIAGRAM

The following diagram illustrates how the Policy works.

                               DIAGRAM OF POLICY


          ----------------------------------------------------------------------

                               PREMIUM PAYMENTS
          * You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premiums. See "Planned Premiums" for rules and limits.

          * Minimum initial premium and planned premium depend on the Insured's Age, sex, underwriting class, Stated Death Benefit selected, and any supplemental riders.

          *   Unplanned premiums may be made, within limits. See "Premiums."

          * Under certain circumstances, extra premiums may be required to prevent lapse. See "Premiums to Prevent Lapse."
          ----------------------------------------------------------------------


     ---------------------------------------------------------------------------

                           DEDUCTIONS FROM PREMIUMS
     * For sales load (currently 4% of premiums up to an amount equal to 10 Target Premiums and, after an increase in Stated Death Benefit, 4% of premiums up to 10 Target Premiums for that increase - this is guaranteed never to exceed 4% of premiums paid).
     *    For state premium tax (2.5% of premiums).
     *    For DAC tax (1.5% of premiums).  See "Policy Charges and Fees."
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 NET PREMIUMS

* You direct the allocation of Net Premiums among 20 Subaccounts of the Variable Account and the Guaranteed Interest Account. See "Net Premium Allocations" for rules and limits and applicable charges.

* The Subaccounts invest in corresponding portfolios ("Portfolios") of The Alger American Fund ("Alger American"), Fidelity Variable Insurance Products Fund ("VIP Fund"), Fidelity Variable Insurance Products Fund II ("VIP II Fund"), Janus Aspen Series ("Janus Aspen"), and INVESCO Variable Investment Funds ("INVESCO VIF"). See "The Portfolios." Portfolios available are:


     Alger American - Small Capitalization Portfolio                  VIP II Fund - Asset Manager Portfolio
     Alger American - MidCap Growth Portfolio                         VIP II Fund - Index 500 Portfolio
     Alger American - Growth Portfolio                                Janus Aspen - Growth Portfolio
     Alger American - Leveraged AllCap Portfolio                      Janus Aspen - Aggressive Growth Portfolio
     VIP Fund - High Income Portfolio                                 Janus Aspen - Worldwide Growth Portfolio
     VIP Fund - Money Market Portfolio                                Janus Aspen - International Growth Portfolio
     VIP Fund - Equity-Income Portfolio                               Janus Aspen - Balanced Portfolio
     VIP Fund - Growth Portfolio                                      INVESCO VIF - Industrial Income Portfolio
     VIP Fund - Overseas Portfolio                                    INVESCO VIF - Utilities Portfolio
     VIP II Fund - Contrafund Portfolio
     VIP II Fund - Investment Grade Bond Portfolio


* Interest is credited on amounts allocated to the Guaranteed Interest Account at a minimum guaranteed rate of 3.5%. See "The Guaranteed Interest Account" and "Your Right to Transfer" for rules and limits on Guaranteed Interest Account allocations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            DEDUCTIONS FROM ASSETS

* Monthly deduction for cost of insurance, $20 initial monthly charge during the first Policy Year, $6 monthly charge for administrative expenses, and supplemental benefit charges. See "Policy Charges and Fees."

* Daily charge at an annual rate of 0.90% from assets in the Subaccounts for mortality and expense risks. See "Charges Deducted From the Subaccounts." This charge is not deducted from Guaranteed Interest Account Accumulation Value.

* If the Guaranteed Minimum Death Benefit provision is elected, a current charge of $0.005 (guaranteed to be no greater than $0.01) per thousand of Stated Death Benefit is deducted on each Monthly Processing Date. See "Monthly Deductions From Your Net Accumulation Value."

* Investment advisory fees and fund expenses are deducted from the assets of each Fund. See "Portfolio Expenses."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              ACCUMULATION VALUE
* Is the amount in the Subaccounts and in the Guaranteed Interest Account credited to your Policy plus the values held in the General Account to secure Policy Debt. It is equal to Net Premiums, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on any Guaranteed Interest Account allocations, charges deducted and other Policy transactions (such as Policy loans, transfers and withdrawals). See "Your Accumulation Value," "Guaranteed Interest Account Accumulation Value," and "Subaccount Accumulation Value."

* Varies from day to day. There is no minimum guaranteed Accumulation Value. The Policy may lapse if the Cash Surrender Value is insufficient to cover the monthly deduction then due.

* Accumulation Value can be transferred among the Subaccounts and the Guaranteed Interest Account. See "Your Right to Transfer" for rules and limits. Policy loans reduce the amount available for allocations and transfers.

* Dollar cost averaging and automatic rebalancing programs are available. See "Dollar Cost Averaging Facility" and "Automatic Rebalancing."

* Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value, Net Accumulation Value, and the Death Benefit used to determine Death Proceeds.

* A persistency refund will be credited each month the Policy or a coverage segment of Stated Death Benefit remains in force after the tenth Policy Anniversary. The persistency refund is equivalent to 0.35% on an annualized basis (0.02917% monthly) of the Net Accumulation Value for that segment.

--------------------------------------------------------------------------------


----------------------------------------------------                         --------------------------------------------------
                    CASH BENEFITS                                                              DEATH BENEFITS
*   Loans may be taken for amounts up to 90% of                              *   Death benefit should be excludable from the
Cash Surrender Value, at a maximum net interest-                             gross income of the Beneficiary.  See "Tax
rate of 6%.  See "Policy Loans" and "Tax                                     Treatment of Policy Benefits."
Treatment of Policy Benefits."
                                                                             *   Available as lump sum or under a variety of
*   Withdrawals generally can be made up to 12                               payment options.  See "Payment Options."
times a Policy Year provided there is sufficient
remaining Cash Surrender Value.  A Withdrawal                                *   Minimum Death Benefit available is
transaction charge equal to the lesser of $25 or 2%                          $50,000.
of the amount requested for Withdrawal will apply
to each Withdrawal after the first in a Policy                               *   Death Benefit is equal to Base Death Benefit
Year.  See "Withdrawals" and "Withdrawal                                     plus any additional insurance provided by rider.
Transaction Charge" for rules and limits.  If a                              If the Adjustable Term Insurance Rider is in
Withdrawal results in a decrease in Stated Death                             effect, the Death Benefit is equal to the Target
Benefit during the first 14 Policy Years or first 14                         Death Benefit plus any additional life insurance
years following an increase in Stated Death                                  proceeds provided by any other riders.  See
Benefit, a portion of the sales surrender charge                             "Additional Benefits."
may be deducted from Net Accumulation Value.
See "Surrender Charge."                                                      *   Base Death Benefit available in two death
                                                                             benefit types: type A (larger of Stated Death
*   Payment options are available.  See "Payment                             Benefit or a multiple of Accumulation Value); or
Options."                                                                    type B (larger of Stated Death Benefit plus
                                                                             Accumulation Value or a multiple of Accumula-
*   The Policy can be surrendered at any time for                            tion Value).  See "Death Benefit and Changes in
its Cash Surrender Value (Accumulation Value                                 Death Benefit Type."
minus Policy Debt, any applicable Surrender
Charge and the next monthly deduction).                                      *   Flexibility to change Stated Death Benefit
                                                                             and to change Death Benefit type.  See "Death
*   The surrender charge consists of an                                      Benefit and Changes in Death Benefit Type" for
administrative surrender charge and a sales                                  rules and limits.
surrender charge.  The administrative surrender
charge is $4.00 per $1,000 of Stated Death Benefit                           *   A surrender charge will apply if Stated Death
(or increase in Stated Death Benefit) for the first                          Benefit is decreased upon a requested decrease or
nine Policy Years (or first nine years following an                          withdrawal or on surrender of the Policy, if, in
increase in Stated Death Benefit), and decreases                             any case, it occurs within 14 Policy Years after
annually during the following six years to $0.  The                          the Policy was issued or 14 years after an
sales surrender charge is equal to 46% of actual                             increase in Stated Death Benefit.  See "Surrender
premiums paid up to one Target Premium plus                                  Charge."
44% of premiums paid between one and two
Target Premiums for the Stated Death Benefit (or                             *  One of two Guaranteed Minimum Death
increase) during the first nine Policy Years (or the                         Benefit options to protect the Stated Death
first nine years following an increase in Stated                             Benefit may be elected at the time of application.
Death Benefit), and decreases annually during the                            One option has a Guarantee Period of 10 Policy
following six years to 0%.  However, during the                              Years or to the date the Insured reaches age 65,
first two Policy Years (or two years following an                            whichever is later; and the second option has a
increase in Stated Death Benefit), the sales                                 Guarantee Period for the life of the Insured up to
surrender charge is limited to 26% of premiums                               the Maturity Date.  See "Guaranteed Minimum
paid up to one Target Premium, plus 6% of premi-                             Death Benefits," page 51.
ums paid  between one and two Target  Premiums  plus
5% of premiums in excess of two Target Premiums. The
sales surrender charge deducted on a Surrender of a
Policy takes into account any portion of the sales
surrender charge deducted on a prior decrease in
Stated Death Benefit.
----------------------------------------------------                         --------------------------------------------------


--------------------------------------------------------------------------------

                           ANNUAL PORTFOLIO EXPENSES
     (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS, FOR THE YEAR ENDED
                              DECEMBER 31, 1997)



                                                      Management              Other               Total Annual
                                                      (Advisory)            Expenses                Expenses
                                                         Fees        (after reimbursements)  (after reimbursements)
The Alger American Fund
Alger American Growth Portfolio                         0.75%                 0.04%                   0.79%
Alger American Leveraged AllCap Portfolio               0.85%                 0.15%1/                 1.00%
Alger American MidCap Growth Portfolio                  0.80%                 0.04%                   0.84%
Alger American Small Capitalization Portfolio           0.85%                 0.04%                   0.89%

Variable Insurance Products Fund and Variable Insurance Products Fund II 2/
VIP Equity-Income Portfolio                             0.50%                 0.08%                   0.58% 2/
VIP Growth Portfolio                                    0.60%                 0.09%                   0.69% 2/
VIP High Income Portfolio                               0.59%                 0.12%                   0.71%
VIP Money Market Portfolio                              0.21%                 0.10%                   0.31%
VIP Overseas Portfolio                                  0.75%                 0.17%                   0.92% 2/
VIP II Asset Manager Portfolio                          0.55%                 0.10%                   0.65% 2/
VIP II Contrafund Portfolio                             0.60%                 0.11%                   0.71% 2/
VIP II Index 500 Portfolio                              0.24%                 0.04%                   0.28% 3/
VIP II Investment Grade Bond Portfolio                  0.44%                 0.14%                   0.58%

Janus Aspen Series 4/
Aggressive Growth Portfolio                             0.73%                 0.03%                   0.76%
Balanced Portfolio                                      0.76%                 0.07%                   0.83%
Growth Portfolio                                        0.65%                 0.05%                   0.70%
International Growth Portfolio                          0.67%                 0.29%                   0.96%
Worldwide Growth Portfolio                              0.66%                 0.08%                   0.74%

INVESCO Variable Investment Funds, Inc.
Industrial Income Portfolio                             0.75%                 0.16%                   0.91% 5/ 6/
Utilities Portfolio                                     0.60%                 0.39%                   0.99% 5/ 6/

--------------------------------------------------------------------------------------------------------------------

__________________________________

1/ Included in Other Expenses of Alger American Leveraged AllCap Portfolio is 0.04% of interest expense.

2/ A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .90% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio and .68% for VIP II Contrafund Portfolio.

3/ The adviser has agreed to reimburse a portion of the VIP II Index 500 Portfolio's expenses. Absent reimbursement, Management Fees, Other Expenses and Total Annual Expenses would have been .27%, .13% and .40% respectively, on an annualized basis.

4/ Management fees for Growth, Aggressive Growth, International Growth, Worldwide Growth and Balanced Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fee for each of these Portfolios reflects the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the shares before expense offset arrangements. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Without such waivers or reductions, Management Fees, Other Expenses and Total Annual Expenses respectively were: 0.74%, 0.04% and 0.78% for Aggressive Growth Portfolio; 0.77%, 0.06% and 0.83% for Balanced Portfolio; 0.74%, 0.04% and 0.78% for Growth Portfolio; 0.79%, 0.29% and 1.08% for International Growth Portfolio; and 0.72%, 0.09% and 0.81% for Worldwide Growth Portfolio.

5/ The Portfolios' actual Total Operating Expenses were lower than the figures shown because the Portfolios' custodian fees were reduced under an expense offset arrangement. The figures shown above do not reflect these reductions.

6/ Certain Portfolio expenses are being absorbed by INVESCO Funds Group, Inc. In the absence of such absorbed expenses, the Total Annual Expenses of the Industrial Income Portfolio and the Utilities Portfolio would have been 0.97% and 2.07%, respectively.

                      HISTORICAL PERFORMANCE INFORMATION

The following information demonstrates how the historical investment experience of the Portfolio underlying each Subaccount of the Variable Account would have affected the Cash Surrender Value, Accumulation Value and Death Benefit of a hypothetical Policy if issued on the date the Portfolio commenced operations. The historical illustrations should be distinguished from the hypothetical illustrations, which follow, which are based on assumed rates of return for the 30 years illustrated, rather than historical returns of the Portfolios. The "average annual total return" of a Portfolio shown below refers to the income generated by the Portfolio, net of Portfolio operating expenses, plus capital gains or losses, realized or unrealized, expressed on an annual basis, and has been calculated in accordance with SEC standardized rules. "Annual total return" is the actual year-by-year results of the Portfolio's performance and is calculated in the same manner as average annual total return except that it is limited to the return for the one year period ended on the date shown. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return as the Portfolio achieved if the Portfolio's performance had been constant over the entire period. The calculation of average annual total return and annual total return assumes the investment of all dividends and other distributions in additional shares of the Portfolio. Because average annual total returns tend to smooth out variations in the return of a Portfolio, they are not the same as actual year-by-year results. Average annual total return and annual total return figures are based on historical earnings and are not intended to indicate future performance.

The following illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $250,000 Stated Death Benefit, death benefit type A, issued to a preferred, non-tobacco male, Age 45. In each case, it is assumed that all premiums are and remain allocated to the Subaccount illustrated for the periods shown and that no Policy loans or Withdrawals are made during the periods shown. The amounts shown for the Cash Surrender Value, Accumulation Value and Death Benefit take into account the charges against premiums and monthly deductions (based on current cost of insurance charges) for the hypothetical Policy, the daily charge against the Variable Account for mortality and expense risks, and the Portfolio's charges and expenses during the years shown. See "POLICY CHARGES AND FEES," page 56. They are calculated as of the end of each yearly period shown.


Non-Tobacco Male, Age 45                                  Guideline Premium Test
Preferred Risk Class                                      Death Benefit Option A
Stated Death Benefit $250,000                             Annual Premium $4,500

---------------------------------------------
Alger American Small Capitalization Portfolio
---------------------------------------------

Portfolio Average Annual Total Return for:
1 year ended 12/31/97:                               11.39%
5 years ended 12/31/97:                              12.65%
Since inception (9/21/88):                           19.23%

                    Annual Total           Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                 Value                 Benefit
-----------            ------                  -----                 -----                 -------
 12/31/89              64.48%                 $5,266                 $3,296               $250,000
 12/31/90               8.71%                  9,158                  6,938                250,000
 12/31/91              57.54%                 19,509                 15,359                250,000
 12/31/92               3.55%                 23,310                 19,160                250,000
 12/31/93              13.28%                 29,829                 25,679                250,000
 12/31/94              -4.38%                 31,306                 27,156                250,000
 12/31/95              44.31%                 49,622                 45,472                250,000
 12/31/96               4.18%                 54,706                 50,556                250,000
 12/31/97              11.39%                 64,316                 60,166                250,000


--------------------------------------
Alger American MidCap Growth Portfolio
--------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                      15.01%
         Since inception (5/3/93):                   22.09%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/94              -1.54%                  $2,924                  $ 954               $250,000
 12/31/95              44.45%                   8,964                  6,744                250,000
 12/31/96              11.90%                  13,489                  9,339                250,000
 12/31/97              15.01%                  19,055                 14,905                250,000

-------------------------------
Alger American Growth Portfolio
-------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                      25.75%
         5 years ended 12/31/97:                     19.28%
         Since inception (9/21/88):                  19.43%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/89               1.30%                  $3,024                 $1,054               $250,000
 12/31/90               1.69%                   6,270                  4,050                250,000
 12/31/91               0.52%                   9,374                  5,224                250,000
 12/31/92               0.33%                  12,454                  8,304                250,000
 12/31/93              22.47%                  19,062                 14,912                250,000
 12/31/94               1.45%                  22,376                 18,226                250,000
 12/31/95              36.37%                  34,747                 30,597                250,000
 12/31/96              13.35%                  42,791                 38,641                250,000
 12/31/97              25.75%                  57,766                 53,616                250,000


-----------------------------------------
Alger American Leveraged AllCap Portfolio
-----------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                      19.68%
         Since inception (1/25/95):                  33.55%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/96              12.04%                  $3,401                 $1,431               $250,000
 12/31/97              19.68%                   7,910                  5,690                250,000

---------------------------
VIP Fund - Growth Portfolio
---------------------------

Portfolio Average Annual Total Return for:        1 year ended 12/31/97:  23.48%
                                                  5 years ended 12/31/97: 18.00%
                                                 10 years ended 12/31/97: 17.19%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/88              15.58%                  $3,526                 $1,556                250,000
 12/31/89              31.51%                   8,903                  6,683                250,000
 12/31/90             -11.73%                  10,487                  6,337                250,000
 12/31/91              45.51%                  19,901                 15,751                250,000
 12/31/92               9.32%                  25,061                 20,911                250,000
 12/31/93              19.37%                  33,540                 29,390                250,000
 12/31/94              -0.02%                  36,445                 32,295                250,000
 12/31/95              35.36%                  53,486                 49,336                250,000
 12/31/96              14.71%                  64,855                 60,705                250,000
 12/31/97              23.48%                  83,819                 80,361                250,000

-----------------------------
VIP Fund - Overseas Portfolio
-----------------------------

Portfolio Average Annual Total Return for:        1 year ended 12/31/97:  11.56%
                                                  5 years ended 12/31/97: 14.12%
                                                  10 years ended 12/31/97: 9.62%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/88               8.13%                  $3,263                 $1,293               $250,000
 12/31/89              26.28%                   8,200                  5,980                250,000
 12/31/90              -1.67%                  11,047                  6,897                250,000
 12/31/91               8.00%                  15,240                 11,090                250,000
 12/31/92             -10.72%                  16,241                 12,091                250,000
 12/31/93              37.35%                  26,617                 22,467                250,000
 12/31/94               1.72%                  30,082                 25,932                250,000
 12/31/95               9.68%                  36,299                 32,149                250,000
 12/31/96              13.15%                  44,619                 40,469                250,000
 12/31/97              11.56%                  53,219                 49,761                250,000

---------------------------------
VIP Fund - Money Market Portfolio
---------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     5.51%
         5 years ended 12/31/97:                    4.85%
         10 years ended 12/31/97:                   5.87%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/88               7.39%                  $3,237                 $1,267                250,000
 12/31/89               9.12%                   6,993                  4,773                250,000
 12/31/90               8.04%                  10,889                  6,739                250,000
 12/31/91               6.09%                  14,795                 10,645                250,000
 12/31/92               3.90%                  18,517                 14,367                250,000
 12/31/93               3.23%                  22,217                 18,067                250,000
 12/31/94               4.25%                  26,279                 22,129                250,000
 12/31/95               5.87%                  31,015                 26,865                250,000
 12/31/96               5.41%                  35,992                 31,842                250,000
 12/31/97               5.51%                  41,250                 37,792                250,000

-------------------------------------
VIP II Fund - Asset Manager Portfolio
-------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     20.65%
         5 years ended 12/31/97:                    12.98%
         Since inception (9/6/89):                  12.73%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/90               6.72%                  $3,214                 $1,244                $250,000
 12/31/91              22.56%                   7,884                  5,664                 250,000
 12/31/92              11.71%                  12,265                  8,115                 250,000
 12/31/93              21.23%                  18,636                 14,486                 250,000
 12/31/94              -6.09%                  20,280                 16,130                 250,000
 12/31/95              16.96%                  27,289                 23,139                 250,000
 12/31/96              14.60%                  34,719                 30,569                 250,000
 12/31/97              20.65%                  45,545                 41,395                 250,000

---------------------------------
VIP II Fund - Index 500 Portfolio
---------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     32.82%
         5 years ended 12/31/97:                    19.91%
         Since inception (8/27/92):                 19.87%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/93               9.74%                  $3,320                 $1,350               $250,000
 12/31/94               1.04%                   6,525                  4,305                250,000
 12/31/95              37.19%                  13,325                  9,175                250,000
 12/31/96              22.82%                  20,183                 16,033                250,000
 12/31/97              32.82%                  30,931                 26,781                250,000

--------------------------------
VIP Fund - High Income Portfolio
--------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     17.67%
         5 years ended 12/31/97:                    13.91%
         10 years ended 12/31/97:                   12.81%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/88              11.64%                  $3,387                 $1,417                250,000
 12/31/89              -4.17%                   6,230                  4,010                250,000
 12/31/90              -2.23%                   9,065                  4,915                250,000
 12/31/91              35.08%                  16,525                 12,375                250,000
 12/31/92              23.17%                  24,163                 20,013                250,000
 12/31/93              20.40%                  32,758                 28,608                250,000
 12/31/94              -1.64%                  35,082                 30,932                250,000
 12/31/95              20.72%                  46,008                 41,858                250,000
 12/31/96              14.03%                  55,984                 51,834                250,000
 12/31/97              17.67%                  69,466                 66,008                250,000

----------------------------------
VIP Fund - Equity-Income Portfolio
----------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     28.11%
         5 years ended 12/31/97:                    20.16%
         10 years ended 12/31/97:                   16.72%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/88              22.71%                  $3,778                 $1,808               $250,000
 12/31/89              17.34%                   8,186                  5,966                250,000
 12/31/90             -15.29%                   9,441                  5,291                250,000
 12/31/91              31.44%                  16,557                 12,407                250,000
 12/31/92              16.89%                  22,943                 18,793                250,000
 12/31/93              18.29%                  30,739                 26,589                250,000
 12/31/94               7.07%                  36,081                 31,931                250,000
 12/31/95              35.09%                  52,889                 48,739                250,000
 12/31/96              14.28%                  63,931                 59,781                250,000
 12/31/97              28.11%                  85,803                 82,345                250,000

---------------------------------------------
VIP II Fund - Investment Grade Bond Portfolio
---------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     9.06%
         5 years ended 12/31/97:                    7.11%
         Since inception (12/5/88):                 8.29%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/89              10.26%                  $3,338                 $1,368               $250,000
 12/31/90               6.21%                   6,901                  4,681                250,000
 12/31/91              16.38%                  11,661                  7,511                250,000
 12/31/92               6.65%                  15,694                 11,544                250,000
 12/31/93              10.96%                  20,801                 16,651                250,000
 12/31/94              -3.76%                  22,868                 18,718                250,000
 12/31/95              17.32%                  30,395                 26,245                250,000
 12/31/96               3.19%                  34,443                 30,293                250,000
 12/31/97               9.06%                  40,975                 36,825                250,000

----------------------------------
VIP II Fund - Contrafund Portfolio
----------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     24.14%
         Since inception (1/3/95):                  28.16%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/96              21.22%                  $3,725                 $1,755               $250,000
 12/31/97              24.14%                   8,622                  6,402                250,000

-------------------------------
INVESCO VIF Utilities Portfolio
-------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     23.41%
         Since inception (1/1/95):                  14.93%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/95               9.08%                  $3,297                 $1,327               $250,000
 12/31/96              12.76%                   7,309                  5,089                250,000
 12/31/97              23.41%                  12,896                  8,746                250,000

---------------------------------------
INVESCO VIF Industrial Income Portfolio
---------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     28.17%
         Since inception (8/10/94):                 23.39%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/95              29.25%                  $4,009                 $2,039               $250,000
 12/31/96              22.28%                   8,832                  6,612                250,000
 12/31/97              28.17%                  15,355                 11,205                250,000

----------------------------
Janus Aspen Growth Portfolio
----------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     22.75%
         Since inception (9/13/93):                 17.71%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/94               2.76%                  $3,075                 $1,105               $250,000
 12/31/95              30.17%                   8,223                  6,003                250,000
 12/31/96              18.45%                  13,435                  9,285                250,000
 12/31/97              22.75%                  20,305                 16,155                250,000

---------------------------------------
Janus Aspen Aggressive Growth Portfolio
---------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     12.66%
         Since inception (9/13/93):                 19.26%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/94              16.33%                  $3,552                 $1,582               $250,000
 12/31/95              27.48%                   8,648                  6,428                250,000
 12/31/96               7.95%                  12,657                  8,507                250,000
 12/31/97              12.66%                  17,723                 13,573                250,000

--------------------------------------
Janus Aspen Worldwide Growth Portfolio
--------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     22.15%
         Since inception (9/13/93):                 22.96%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/94               1.53%                  $3,032                 $1,062               $250,000
 12/31/95              27.37%                   7,981                  5,761                250,000
 12/31/96              29.04%                  14,371                 10,221                250,000
 12/31/97              22.15%                  21,342                 17,192                250,000

------------------------------------------
Janus Aspen International Growth Portfolio
------------------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     18.51%
         Since inception (5/2/94):                  19.32%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/95              23.15%                  $3,793                 $1,823               $250,000
 12/31/96              34.71%                   9,490                  7,270                250,000
 12/31/97              18.51%                  14,935                 10,785                250,000

------------------------------
Janus Aspen Balanced Portfolio
------------------------------

Portfolio Average Annual Total Return for:
         1 year ended 12/31/97:                     22.10%
         Since inception (9/13/93):                 16.33%

                    Annual Total            Accumulation          Cash Surrender             Death
Year Ended:            Return                  Value                   Value                Benefit
-----------            ------                  -----                   -----                -------
 12/31/94               0.84%                  $3,008                 $1,038               $250,000
 12/31/95              24.79%                   7,780                  5,560                250,000
 12/31/96              16.18%                  12,655                  8,505                250,000
 12/31/97              22.10%                  19,248                 15,098                250,000

                          HYPOTHETICAL ILLUSTRATIONS

The following illustrations have been prepared to show how certain values under a hypothetical Policy would change with varying levels of investment performance over an extended period of time. In particular, the illustrations show how Policy Values, Cash Surrender Values and Death Benefits under a Policy covering an Insured of the male sex, preferred non-tobacco and Age 45 on the Policy Date, would vary over time if planned premiums were paid annually and the return on the assets in the Portfolios were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The hypothetical investment rates of return are for purposes of illustration only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6%, and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

The illustrations assume that the assets in the Portfolios are subject to an annual expense ratio of 0.7376% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Portfolios available under the Policies for the last fiscal year and take into account current expense reimbursement arrangements. For information on Portfolio expenses, see the prospectuses for the Portfolios accompanying this prospectus.

The illustrations also reflect the deduction of sales load, premium tax and DAC tax charges from premiums and the monthly administrative and cost of insurance charges from Accumulation Value for the hypothetical Insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges we have the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no other charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental benefits. In particular, the illustrations assume that no Adjustable Term Insurance Rider is in effect.

In addition, the illustrations reflect the daily charge to the Variable Account for Southland's assumption of mortality and expense risks, which is equivalent to an effective annual charge of 0.90%, and monthly application of the persistency refund that is equal to 0.35% (on an annualized basis) of the Variable Accumulation Value for Policies held for more than 10 years. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Variable Account of -1.63%, 4.32% and 10.27%, respectively for years one through ten and thereafter, -1.28%, 4.67% and 10.62%, respectively. Net annual rates of return for the Variable Account are not equal to net annual rates of return for the Policy because the Variable Account rates do not reflect all charges to the Policy.

The illustrations are based on our sex distinct rates for preferred non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                           Assuming Current Charges


                                                                               --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------------
                                                                 Accumulation            Cash
      Duration          Attained Age        Premium Paid             Value          Surrender Value       Death Benefit
--------------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500             $  2,952             $   982              $250,000
         2                   46                 4,500                6,040               3,820               250,000
         3                   47                 4,500                9,023               4,873               250,000
         4                   48                 4,500               11,969               7,819               250,000
         5                   49                 4,500               14,879              10,729               250,000
         6                   50                 4,500               17,752              13,602               250,000
         7                   51                 4,500               20,589              16,439               250,000
         8                   52                 4,500               23,431              19,281               250,000
         9                   53                 4,500               26,375              22,225               250,000
         10                  54                 4,500               29,283              25,825               250,000
         11                  55                 4,500               32,463              29,697               250,000
         12                  56                 4,500               35,518              33,443               250,000
         13                  57                 4,500               38,431              37,048               250,000
         14                  58                 4,500               41,203              40,511               250,000
         15                  59                 4,500               43,828              43,828               250,000
         16                  60                 4,500               46,296              46,296               250,000
         17                  61                 4,500               48,591              48,591               250,000
         18                  62                 4,500               50,698              50,698               250,000
         19                  63                 4,500               52,598              52,598               250,000
         20                  64                 4,500               54,268              54,268               250,000
         21                  65                 4,500               55,766              55,766               250,000
         22                  66                 4,500               57,044              57,044               250,000
         23                  67                 4,500               58,084              58,084               250,000
         24                  68                 4,500               58,860              58,860               250,000
         25                  69                 4,500               59,349              59,349               250,000
         26                  70                 4,500               59,522              59,522               250,000
         27                  71                 4,500               59,352              59,352               250,000
         28                  72                 4,500               58,807              58,807               250,000
         29                  73                 4,500               57,850              57,850               250,000
         30                  74                 4,500               56,428              56,428               250,000

       Age 65                                   4,500               54,268              54,268               250,000

                 Gross Investment Rate:        0.00%
            Average Fund Level Expense:      0.7376%
       Net Rate of Return Years 1 - 10:       -1.63%
          Net Rate of Return Years 11+:       -1.28%

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                           Assuming Current Charges

                                                                               --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------------
                                                                 Accumulation            Cash
      Duration          Attained Age        Premium Paid             Value          Surrender Value       Death Benefit
--------------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500              $  3,163            $  1,193             $250,000
         2                   46                 4,500                 6,652               4,432              250,000
         3                   47                 4,500                10,239               6,089              250,000
         4                   48                 4,500                13,995               9,845              250,000
         5                   49                 4,500                17,928              13,778              250,000
         6                   50                 4,500                22,047              17,897              250,000
         7                   51                 4,500                26,361              22,211              250,000
         8                   52                 4,500                30,920              26,770              250,000
         9                   53                 4,500                35,842              31,692              250,000
         10                  54                 4,500                40,995              37,537              250,000
         11                  55                 4,500                46,738              43,971              250,000
         12                  56                 4,500                52,677              50,602              250,000
         13                  57                 4,500                58,807              57,424              250,000
         14                  58                 4,500                65,142              64,451              250,000
         15                  59                 4,500                71,693              71,693              250,000
         16                  60                 4,500                78,463              78,463              250,000
         17                  61                 4,500                85,457              85,457              250,000
         18                  62                 4,500                92,682              92,682              250,000
         19                  63                 4,500               100,145             100,145              250,000
         20                  64                 4,500               107,854             107,854              250,000
         21                  65                 4,500               115,878             115,878              250,000
         22                  66                 4,500               124,216             124,216              250,000
         23                  67                 4,500               132,890             132,890              250,000
         24                  68                 4,500               141,929             141,929              250,000
         25                  69                 4,500               151,364             151,364              250,000
         26                  70                 4,500               161,236             161,236              250,000
         27                  71                 4,500               171,597             171,597              250,000
         28                  72                 4,500               182,507             182,507              250,000
         29                  73                 4,500               194,037             194,037              250,000
         30                  74                 4,500               206,272             206,272              250,000

       Age 65                                   4,500               107,854             107,854              250,000

                 Gross Investment Rate:        6.00%
            Average Fund Level Expense:      0.7376%
       Net Rate of Return Years 1 - 10:        4.32%
          Net Rate of Return Years 11+:        4.67%

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                           Assuming Current Charges

                                                                               --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------------
                                                                 Accumulation            Cash
      Duration          Attained Age        Premium Paid             Value          Surrender Value       Death Benefit
--------------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500              $  3,374            $  1,404             $250,000
         2                   46                 4,500                 7,290               5,070              250,000
         3                   47                 4,500                11,557               7,407              250,000
         4                   48                 4,500                16,279              12,129              250,000
         5                   49                 4,500                21,507              17,357              250,000
         6                   50                 4,500                27,293              23,143              250,000
         7                   51                 4,500                33,698              29,548              250,000
         8                   52                 4,500                40,832              36,682              250,000
         9                   53                 4,500                48,884              44,734              250,000
         10                  54                 4,500                57,797              54,339              250,000
         11                  55                 4,500                68.056              65,290              250,000
         12                  56                 4,500                79,357              77,282              250,000
         13                  57                 4,500                91,807              90,424              250,000
         14                  58                 4,500               105,544             104,852              250,000
         15                  59                 4,500               120,722             120,722              250,000
         16                  60                 4,500               137,511             137,511              250,000
         17                  61                 4,500               156,107             156,107              250,000
         18                  62                 4,500               176,734             176,734              250,000
         19                  63                 4,500               199,658             199,658              250,000
         20                  64                 4,500               225,081             225,081              272,347
         21                  65                 4,500               253,149             253,149              301,288
         22                  66                 4,500               284,101             284,101              335,311
         23                  67                 4,500               318,228             318,228              372,437
         24                  68                 4,500               355,854             355,854              412,946
         25                  69                 4,500               397,332             397,332              457,142
         26                  70                 4,500               443,056             443,056              505,359
         27                  71                 4,500               493,558             493,558              553,166
         28                  72                 4,500               549,372             549,372              604,815
         29                  73                 4,500               611,107             611,107              660,645
         30                  74                 4,500               679,455             679,455              721,038

       Age 65                                   4,500               225,081             225,081              272,347

                 Gross Investment Rate:       12.00%
            Average Fund Level Expense:      0.7376%
       Net Rate of Return Years 1 - 10:       10.27%
          Net Rate of Return Years 11+:       10.62%

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                          Assuming Guaranteed Charges

                                                                               --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------------
                                                                 Accumulation            Cash
      Duration          Attained Age        Premium Paid             Value          Surrender Value       Death Benefit
--------------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500              $ 2,904             $   934              $250,000
         2                   46                 4,500                5,942               3,722               250,000
         3                   47                 4,500                8,873               4,723               250,000
         4                   48                 4,500               11,693               7,543               250,000
         5                   49                 4,500               14,398              10,248               250,000
         6                   50                 4,500               16,985              12,835               250,000
         7                   51                 4,500               19,441              15,291               250,000
         8                   52                 4,500               21,755              17,605               250,000
         9                   53                 4,500               23,917              19,767               250,000
         10                  54                 4,500               25,909              22,451               250,000
         11                  55                 4,500               27,823              25,056               250,000
         12                  56                 4,500               29,548              27,473               250,000
         13                  57                 4,500               31,079              29,695               250,000
         14                  58                 4,500               32,401              31,710               250,000
         15                  59                 4,500               33,494              33,494               250,000
         16                  60                 4,500               34,332              34,332               250,000
         17                  61                 4,500               34,889              34,889               250,000
         18                  62                 4,500               35,128              35,128               250,000
         19                  63                 4,500               35,003              35,003               250,000
         20                  64                 4,500               34,464              34,464               250,000
         21                  65                 4,500               33,460              33,460               250,000
         22                  66                 4,500               31,949              31,949               250,000
         23                  67                 4,500               29,873              29,873               250,000
         24                  68                 4,500               27,174              27,174               250,000
         25                  69                 4,500               23,769              23,769               250,000
         26                  70                 4,500               19,537              19,537               250,000
         27                  71                 4,500               14,178              14,178               250,000
         28                  72                 4,500                7,768               7,768               250,000
         29                  73                 LAPSE                LAPSE               LAPSE                 LAPSE
         30                  74                 LAPSE                LAPSE               LAPSE                 LAPSE

       Age 65                                   4,500               34,464              34,464               250,000

                 Gross Investment Rate:        0.00%
            Average Fund Level Expense:      0.7376%
       Net Rate of Return Years 1 - 10:       -1.63%
          Net Rate of Return Years 11+:       -1.28%

The expense charges and cost of insurance rates will never be greater than those used to calculate the above values. The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                          Assuming Guaranteed Charges

                                                                               --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------------
                                                                 Accumulation            Cash
      Duration          Attained Age        Premium Paid             Value          Surrender Value       Death Benefit
--------------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500              $  3,112            $  1,142             $250,000
         2                   46                 4,500                 6,548               4,328              250,000
         3                   47                 4,500                10,074               5,924              250,000
         4                   48                 4,500                13,692               9,542              250,000
         5                   49                 4,500                17,397              13,247              250,000
         6                   50                 4,500                21,193              17,043              250,000
         7                   51                 4,500                25,071              20,921              250,000
         8                   52                 4,500                29,022              24,872              250,000
         9                   53                 4,500                33,041              28,891              250,000
         10                  54                 4,500                37,114              33,656              250,000
         11                  55                 4,500                41,378              38,612              250,000
         12                  56                 4,500                45,705              43,630              250,000
         13                  57                 4,500                50,094              48,710              250,000
         14                  58                 4,500                54,543              53,851              250,000
         15                  59                 4,500                59,039              59,039              250,000
         16                  60                 4,500                63,573              63,573              250,000
         17                  61                 4,500                68,132              68,132              250,000
         18                  62                 4,500                72,696              72,696              250,000
         19                  63                 4,500                77,242              77,242              250,000
         20                  64                 4,500                81,744              81,744              250,000
         21                  65                 4,500                86,184              86,184              250,000
         22                  66                 4,500                90,547              90,547              250,000
         23                  67                 4,500                94,819              94,819              250,000
         24                  68                 4,500                98,984              98,984              250,000
         25                  69                 4,500               103,019             103,019              250,000
         26                  70                 4,500               106,881             106,881              250,000
         27                  71                 4,500               110,424             110,424              250,000
         28                  72                 4,500               113,745             113,745              250,000
         29                  73                 4,500               116,669             116,669              250,000
         30                  74                 4,500               119,098             119,098              250,000

       Age 65                                   4,500                81,744              81,744              250,000

                 Gross Investment Rate:         6.00%
            Average Fund Level Expense:       0.7376%
       Net Rate of Return Years 1 - 10:         4.32%
          Net Rate of Return Years 11+:         4.67%

The expense charges and cost of insurance rates will never be greater than those used to calculate the above values. The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                             FUTURE DIMENSIONS VUL
                  Male Age 45, Preferred Non-Tobacco, Band 2
                          Assuming Guaranteed Charges

                                                                               --- End of Policy Year ---
--------------------------------------------------------------------------------------------------------------------------
                                                                 Accumulation            Cash
      Duration          Attained Age        Premium Paid             Value          Surrender Value       Death Benefit
--------------------------------------------------------------------------------------------------------------------------
         1                   45                $4,500              $  3,322            $  1,352             $250,000
         2                   46                 4,500                 7,181               4,961              250,000
         3                   47                 4,500                11,378               7,228              250,000
         4                   48                 4,500                15,947              11,797              250,000
         5                   49                 4,500                20,921              16,771              250,000
         6                   50                 4,500                26,342              22,192              250,000
         7                   51                 4,500                32,247              28,097              250,000
         8                   52                 4,500                38,678              34,528              250,000
         9                   53                 4,500                45,687              41,537              250,000
         10                  54                 4,500                53,325              49,867              250,000
         11                  55                 4,500                61,858              59,092              250,000
         12                  56                 4,500                71,214              69,139              250,000
         13                  57                 4,500                81,496              80,112              250,000
         14                  58                 4,500                92,817              92,125              250,000
         15                  59                 4,500               105,304             105,304              250,000
         16                  60                 4,500               119,105             119,105              250,000
         17                  61                 4,500               134,395             134,395              250,000
         18                  62                 4,500               151,380             151,380              250,000
         19                  63                 4,500               170,300             170,300              250,000
         20                  64                 4,500               191,452             191,452              250,000
         21                  65                 4,500               215,175             215,175              256,140
         22                  66                 4,500               241,384             241,384              284,949
         23                  67                 4,500               270,187             270,187              316,275
         24                  68                 4,500               301,837             301,837              350,336
         25                  69                 4,500               336,614             336,614              387,368
         26                  70                 4,500               374,819             374,819              427,620
         27                  71                 4,500               416,910             416,910              467,364
         28                  72                 4,500               463,404             463,404              510,275
         29                  73                 4,500               514,797             514,797              556,633
         30                  74                 4,500               571,720             571,720              606,811

       Age 65                                   4,500               191,452             191,452              250,000

                 Gross Investment Rate:       12.00%
            Average Fund Level Expense:       0.7376%
       Net Rate of Return Years 1 - 10:       10.27%
          Net Rate of Return Years 11+:       10.62%

The expense charges and cost of insurance rates will never be greater than those used to calculate the above values. The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the investment experience of the Portfolios. The Death Benefit, investment value and Cash Surrender Value for a Policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any Policy loans or Withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the Portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT

Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at 5780 Powers Ferry Road, N. W., Atlanta, Georgia 30327-4390. We are admitted to do business in the District of Columbia and all states except New York and Vermont. Southland intends to sell the Policy in all states except Alabama, New York and Vermont. Our total assets exceeded $2.0 billion, and our shareholder's equity exceeded $373 million on a generally accepted accounting principles basis as of December 31, 1997. (See Financial Statements.) We offer a complete line of life insurance and retirement products, including annuities, individual and group life, and pension products.

Southland may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Southland and should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Southland as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms, including its obligations under the Guaranteed Interest Account provisions of this Contract. Such ratings do not reflect the investment in the Variable Account.

Southland is a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's five largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands and has consolidated assets exceeding $307 billion as of December 31, 1997.

THE VARIABLE ACCOUNT

All obligations under the Policy are general obligations of Southland. The Variable Account is a separate investment account used to support our variable life policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property, but are kept separate from our General Account and our other variable accounts. We may offer other variable life insurance policies supported by the Variable Account that are not discussed in this prospectus. The Variable Account may also invest in other portfolios that are not available to the Policy described in this Prospectus.

Income, gains and losses, realized or unrealized, from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. That portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business Southland may conduct. It may, however, be subject to liabilities arising from Subaccounts whose assets are attributable to other variable life insurance policies offered by the Variable Account. If the assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our General Account. The assets in the Variable Account will at all times, equal or exceed the sum of the Subaccount Accumulation Values of all Policies supported by the Variable Account.

The Variable Account was established on February 25, 1994, and may invest in mutual funds or other investment portfolios which we determine to be suitable for the Policy's purposes. The Variable Account meets the definition of a separate account under federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Southland. It is governed by the laws of Texas, our state of domicile, and may also be governed by laws of other states in which we do business. We have established other separate accounts, of which Southland Separate Account A1 is registered with the SEC under the 1940 Act.

The Variable Account has twenty (20) Subaccounts, each of which invests in shares of a corresponding Portfolio. Therefore, the investment experience of your Policy depends on the experience of the Subaccounts you select. These Portfolios are available only to serve as the underlying investment for variable life insurance policies and variable annuity contracts issued through separate accounts of Southland as well as other life insurance companies, and in some cases, directly to certain qualified plans. They are not available directly to investors.

THE PORTFOLIOS

Each Subaccount invests in a corresponding Portfolio. See the prospectus for each of the Portfolios being considered for details.

Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Southland or each other, a practice known as "shared funding". They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding". As a result, there is a possibility that a material conflict may arise between the interests of Owners of our Policies, whose Accumulation Values are allocated to the Variable Account, and of owners of other policies whose accumulation values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of these Portfolios may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Owners generally or certain classes of Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Southland will consider what action may be appropriate, including removing the Portfolio from the Variable Account or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

Each of the Portfolios is part of a separate series of an open-end diversified management investment company which receives investment advice from a registered investment adviser. The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio manager anticipates changing economic and market conditions.

Southland may receive compensation from an affiliate(s) of certain of the Portfolios based upon an annual percentage of the average assets held in that Portfolio by Southland. These amounts are intended to compensate Southland for administrative and other services provided by Southland to the Portfolios and/or the affiliate(s).

Please refer to the prospectus for each of the Portfolios you are considering for more information. A description of the objectives and investments of each Portfolio follows:

THE ALGER AMERICAN FUND

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO - seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly.

ALGER AMERICAN GROWTH PORTFOLIO - seeks long-term capital appreciation by investing at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO - seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO - seeks long-term capital appreciation by investing at least 85% of its net assets in equity securities of companies of any size. The Portfolio may engage in leveraging (up to 33 1/3% of its assets) and options and futures transactions.

VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")

VIP MONEY MARKET PORTFOLIO - seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP HIGH INCOME PORTFOLIO - seeks high income by investing primarily in high yielding, lower-rated, fixed-income securities. Growth of capital is also considered in security selection.

VIP EQUITY-INCOME PORTFOLIO - seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Portfolio also considers potential for capital appreciation.

VIP GROWTH PORTFOLIO - seeks capital appreciation by investing primarily in common stocks, although the Portfolio is not limited to any one type of security.

VIP OVERSEAS PORTFOLIO - seeks long-term growth of capital, primarily through investments in foreign securities. The Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP II INVESTMENT GRADE BOND PORTFOLIO - seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of investment-grade fixed-income securities.

VIP II ASSET MANAGER PORTFOLIO - seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term money market instruments.

VIP II INDEX 500 PORTFOLIO - seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

VIP II CONTRAFUND PORTFOLIO - seeks capital appreciation by investing mainly in equity securities of companies whose value the manager believes is not fully recognized by the public.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INDUSTRIAL INCOME PORTFOLIO - seeks the best possible current income while following sound investment practices. Capital growth potential is an additional, but secondary consideration in the selection of portfolio securities. The portfolio normally invests at least 65% of its total assets in dividend-paying common stocks and up to 10% in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

UTILITIES PORTFOLIO - seeks capital appreciation and income through investments primarily in equity securities of corporations principally engaged in the public utilities business.

JANUS ASPEN SERIES

GROWTH PORTFOLIO - a diversified Portfolio that seeks long-term growth of capital, in a manner consistent with the preservation of capital, by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

AGGRESSIVE GROWTH PORTFOLIO - a nondiversified Portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

WORLDWIDE GROWTH PORTFOLIO - a diversified Portfolio that seeks long-term growth of capital, in a manner consistent with the preservation of capital, by investing primarily in common stocks of foreign and domestic issuers.

INTERNATIONAL GROWTH PORTFOLIO - a diversified Portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

BALANCED PORTFOLIO - a diversified Portfolio that seeks a long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

CHANGES RELATING TO THE VARIABLE ACCOUNT

We may, from time to time, make the following changes, subject to obtaining any required approvals from the SEC and any insurance regulatory authorities:

(1)  create new separate accounts for the Policy;

(2)  combine separate accounts, including the Variable Account;

(3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4) make new Subaccounts or other Subaccounts available to such classes of policies or contracts as we may determine;

(5)  add new Portfolios or remove existing Portfolios;

(6) if shares of a Portfolio are no longer available for investment or if we determine that investment in a Portfolio is no longer appropriate in light of the purposes of the Variable Account, substitute a different Portfolio for any existing Portfolio;

(7) deregister the Variable Account under the 1940 Act if such registration is no longer required;

(8) operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law; and

(9) make any changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulations.

Owners will be notified of any changes.


                            FACTS ABOUT THE POLICY

PREMIUMS AND ALLOCATIONS

APPLYING FOR A POLICY

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. You also must pay an initial premium at least equal to the minimum required. See "Premiums," below. Your initial premium can be submitted with the application or at a later date, but Policy coverage will not become effective until the Policy is delivered to you and the initial premium in good order is received at our Customer Service Center while the Insured is alive and prior to any change in health as shown in the application.

We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, we will issue a Policy covering an Insured up to Age 75 if evidence of insurability satisfies our underwriting rules. We may, in our sole discretion, issue a Policy covering an Insured over Age 75. Acceptance of an application depends on our underwriting rules, and we reserve the right to reject an application for any reason.

When you complete an application, you select a premium payment plan (see "Planned Premiums," below), designate Net Premium allocation percentages (see "Net Premium Allocations," below), and select the initial Stated Death Benefit (subject to a minimum of $50,000) and Death Benefit type (see "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 48). You also may apply for supplemental benefits (see "ADDITIONAL BENEFITS," page 66), dollar cost averaging (see "DOLLAR COST AVERAGING FACILITY," page 42), and telephone transfer privileges (see "TELEPHONE PRIVILEGES," page 48).

FREE LOOK PERIOD

You may cancel your Policy during your Free Look Period. This period expires 20 days after you receive your Policy. The Policy will be deemed to be received by you 15 days after it is mailed from the Customer Service Center. Some states may require a longer Free Look Period. If you decide to cancel the Policy, you must return it by mail or other delivery to our Customer Service Center or to our authorized agent who sold it. Immediately after mailing or delivering it to our Customer Service Center or authorized agent, the Policy will be deemed void from the beginning. The amount of the refund will equal the premiums paid. This refund will be paid within seven days after our Customer Service Center receives your cancellation request and Policy.

You also may cancel an increase in Stated Death Benefit during your "free-look" period for the increase. The period will expire 20 days after you receive a new schedule for your Policy reflecting the increase. If you cancel an increase, we will refund to your Accumulation Value plus any charges deducted that are attributable to the increase (e.g., sales load and cost of insurance charges) and adjust the Stated Death Benefit.

PREMIUMS

The minimum initial premium required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the desired Stated Death Benefit, any supplemental benefits and the planned premiums you propose to make. In any event, the initial premium must generally be at least equal to 1/12th of the minimum annual premium where you propose to pay monthly premiums. If the premiums are to be paid less often than monthly, the initial premium is equal to the minimum annual premium divided by the frequency of the planned premiums you propose to make (e.g., if quarterly premiums are proposed, the initial premium is equal to 1/4th of the minimum annual premium). The initial premium for a backdated Policy may be substantially greater. See "Planned Premiums" and "Premiums to Prevent Lapse," below.

Premiums other than planned premiums may be paid in any amount and at any time and must be sent to our Customer Service Center. We may require satisfactory evidence of insurability before accepting any premium which would result in an increase in the difference between the Accumulation Value and the Death Benefit.

Second, we reserve the right to limit total premiums paid in a Policy Year to the planned premiums selected (see "Planned Premiums," below). In addition, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in Section 7702 of the Code or any successor provision thereto. We will refund any portion of any premium that is determined to be in excess of the premium limit established by law to qualify a Policy as life insurance. (The amount refunded will be the excess premium plus any gain attributable to the excess premium.) In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "FEDERAL TAX CONSIDERATIONS," page 69.

Lastly, no premium will be accepted after the Maturity Date.

If you have a Policy loan outstanding, any payment submitted other than a planned premium will be treated as a loan repayment unless you indicate otherwise when submitting the payment. (See "POLICY LOANS," page 46). If no Policy loan is outstanding, any payment submitted by you is treated as a premium payment.

When applying for a Policy, you may elect to purchase one of two Guaranteed Minimum Death Benefit options. The Guaranteed Minimum Death Benefit options provide a guarantee that the Stated Death Benefit will remain in force for the selected Guarantee Period regardless of the amount of the Policy's Cash Surrender Value. This protects the Stated Death Benefit from adverse investment experience realized by the Subaccounts of the Variable Account. The Guarantee Periods available are as follows: (1) 10 Policy Years or the date the Insured reaches age 65, whichever is later; and (2) the lifetime of the Insured up to the Maturity Date. The required premium levels for these options vary depending on the Guarantee Period chosen, Stated Death Benefit, Insured's Age, premium class, death benefit type, and Policy rider coverage. See "Guaranteed Minimum Death Benefits," page 51.

PLANNED PREMIUMS

When applying for a Policy, you select a plan for paying level premiums at specified intervals, e.g., monthly, quarterly, semi-annually or annually, until the Maturity Date. You are not required to pay premiums in accordance with this plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount and frequency of planned premiums whenever you want by sending a Written Request specifying the requested change to our Customer Service Center. However, we reserve the right to limit the amount of a premium or the total premiums paid, as discussed above. We will send you reminder notices for planned premiums, unless you have arranged to pay planned premiums by pre-authorized checking account deductions.

THREE-YEAR GUARANTEE

We guarantee that a Policy will remain in force during the first three Policy Years, regardless of the sufficiency of the Cash Surrender Value, if the total premiums paid less any Withdrawals and Policy Debt are greater than the No-Lapse Premium multiplied by the number of months the Policy has been in force. The No-Lapse Premium for your Policy generally will be less than the monthly amount of planned premiums you select to pay. The above is tested on each Monthly Processing Date. If the Net Accumulation Value is less than or equal to zero, the charges will be temporarily deferred until the Net Accumulation Value is positive. Whenever the Net Accumulation Value becomes positive, a portion or all of the charges deferred will be deducted from the Accumulation Value. This process will continue until the end of the Three-Year Guarantee period. If there is a balance of deferred charges at the end of this period and there is not sufficient Accumulation Value to pay such charges, a grace period will begin. The Three-Year Guarantee will not prevent the termination of the Policy if the Cash Surrender Value becomes insufficient because of excessive Policy Debt. See "POLICY LOANS," page 46.

PREMIUMS UPON INCREASE IN STATED DEATH BENEFIT

Depending on the Accumulation Value at the time of an increase in the Stated Death Benefit and the amount of the increase requested, an additional premium or change in the amount of planned premiums may be advisable. See "CHANGES IN DEATH BENEFIT," page 50. We will notify you if an additional premium is necessary or a change appropriate.

An increase in your Policy's Stated Death Benefit during the first three Policy Years does not extend the Three-Year Guarantee (see above) to three years after the effective date of the increase.

PREMIUMS TO PREVENT LAPSE

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not necessarily guarantee that a Policy will not lapse (except when the Three-Year Guarantee is in effect). Rather, whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the monthly deduction when due.

If the Cash Surrender Value on a Monthly Processing Date is less than the amount of the monthly deduction to be deducted on that date (See "MONTHLY DEDUCTIONS FROM NET ACCUMULATION VALUE") and the Three-Year Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Cash Surrender Value or the Cash Surrender Value has decreased because insufficient premiums have been paid to offset the monthly deductions.

If the Guaranteed Minimum Death Benefit provision is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Cash Surrender Value is insufficient to cover all of the monthly deductions on any Monthly Processing Date. Any coverage provided by riders or any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by this provision. Therefore, these portions of the Policy benefits will lapse if the Cash Surrender Value is insufficient to cover all of the monthly deductions on any Monthly Processing Date. See "Guaranteed Minimum Death Benefits," page 51.

When the Guaranteed Minimum Death Benefit provision is in effect, the Net Accumulation Value may be reduced by monthly deductions, but may not be reduced below zero. Any monthly deductions for the Stated Death Benefit during the Guarantee Period that would reduce the Net Accumulation Value below zero will be waived permanently.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium test and is not diversified according to our requirements as described in "Guaranteed Minimum Death Benefits," page 51. If the Guaranteed Minimum Death Benefit provision is terminated, the normal premium test for lapse (whether Cash Surrender Value is sufficient to pay monthly deductions) will resume.

GRACE PERIOD

If your Policy goes into default, you will be allowed a 61-day grace period to pay a premium sufficient to cover past due charges plus an amount sufficient to keep the Policy and any riders in force for two (2) months following receipt. We will send notice of the amount required to be paid during the grace period ("grace period premium") to your last known address and to any assignee of record. The grace period will begin when the notice is sent. Your Policy will remain in effect during the grace period. If the Insured should die during the grace period before the grace period premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the Insured's death. See "Amount of Death Proceeds," page 48. If the grace period premium is not paid before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable, although for a limited period you will have the right to reinstate your Policy. See "REINSTATEMENT," page 65.

A grace period also may begin if Policy Debt becomes excessive. See "POLICY LOANS," page 46.

NET PREMIUM ALLOCATIONS

The initial Net Premiums received that are directed to the Guaranteed Interest Account will be allocated to that Account upon receipt. However, your initial Net Premiums allocated to the Subaccounts will be allocated to the VIP Money Market Subaccount ("Money Market Subaccount") until the Free Look Period expires. This period expires 20 days after you receive your policy. The Policy will be deemed to be received by you 15 days after it is mailed from the Customer Service Center. At the expiration of this period, such portion of the Net Premium, as adjusted to reflect the investment performance of the Money Market Subaccount during this period, is then allocated to the Subaccounts as specified by you in the application. If your Policy has a Free Look Period of 20 or 30 days, the allocation to the Subaccounts is made at the expiration of a period of 35 or 45 days (as applicable) from the date that the Policy is mailed from the Customer Service Center. See "Free Look Period," page 34.

You may allocate initial and subsequent Net Premiums among up to 18 Subaccounts available as well as to the Guaranteed Interest Account, provided that at no time may your Variable Accumulation Value be allocated among more than 18 Subaccounts.The sum of your allocations must equal 100%, and each allocation percentage must be a whole number. The Net Premium allocation percentages specified in the application will apply to subsequent premiums until you change them. You can change the allocation percentages at any time, by sending a Written Notice specifying the new allocation percentage to our Customer Service Center. The change will apply to all premiums received with or after our receipt of your Written Notice. If you change your Net Premium allocation percentages more than five times during a Policy Year, we have the right to deduct a $25 charge proportionally from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective. See "OTHER ADMINISTRATIVE CHARGES."

CREDITING PREMIUMS

The initial Net Premium will be credited to the Policy as of the Policy Date or the date it is received at our Customer Service Center, if later. Planned premiums and unplanned premiums not requiring additional underwriting will be credited to the Policy and the resulting Net Premiums will be allocated on the Valuation Day the premium is received by our Customer Service Center in accordance with the Net Premium allocation percentages then in effect. However, any premium requiring additional underwriting will be allocated to the Money Market Subaccount until underwriting has been completed and the premium has been accepted. When accepted, the Accumulation Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated to the Subaccounts and Guaranteed Interest Account in accordance with the Net Premium allocation percentages then in effect. If an additional premium is rejected, we will return the premium, without any adjustment for investment experience.

YOUR ACCUMULATION VALUE

The Accumulation Value of your Policy is the sum of Variable Accumulation Value and the Guaranteed Interest Account Accumulation Value and any values held in the General Account to secure policy loans. The Variable Accumulation Value is the sum of all the Subaccount Accumulation Values.

SUBACCOUNT ACCUMULATION VALUE

The Subaccount Accumulation Value for any Subaccount as of the Policy Date is equal to the amount of the initial Net Premium allocated to that Subaccount.

On subsequent Valuation Days, the amount of the Subaccount Accumulation Value is calculated as:

1. The number of Accumulation Units in that Subaccount as of the beginning of the current Valuation Period multiplied by that Subaccount's Accumulation Unit value for the current Valuation Period; plus

2. Any additional Net Premiums allocated to that Subaccount during the current Valuation Period; plus

3. Any Accumulation Value transferred to the Subaccount during the current Valuation Period (including any amounts released from the Policy Loan Account and allocated to that Subaccount during the current Valuation Period); minus

4. Any Accumulation Value transferred from the Subaccount during the current Valuation Period (including any amounts transferred to the Policy Loan Account and the portion of any Excess Transfer Charge allocated to the Subaccount during the current Valuation Period); minus

5. The portion of any Gross Withdrawals allocated to that Subaccount during the current Valuation Period (including the portion of the Surrender Charge resulting from a decrease in Stated Death Benefit allocated to the Subaccount during the current Valuation Period); minus

6. The portion of the monthly deduction allocated to such Subaccount, if a Monthly Processing Date occurs during the current Valuation Period.

Accumulation Unit Value. Net Premiums allocated to a Subaccount or amounts transferred to a Subaccount are converted into Accumulation Units. For any Subaccount, the number of Accumulation Units credited is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Period on which the Net Premium is received or the transfer is effective. In this manner, an increase in Subaccount Accumulation Value under a Policy occurs by the addition of Accumulation Units of that Subaccount.

The Accumulation Unit Value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began investing in the underlying Portfolio. Thereafter, for any Subaccount, the Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor (described below) for the Valuation Period.

Decreases in Subaccount Accumulation Value under a Policy are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, Surrenders, Withdrawals, loans, transfers out of a Subaccount, payment of a Death Benefit, and the monthly deduction all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units generally are canceled as of the end of the Valuation Period in which the Company received notice of or instructions regarding the event or the deduction is made.

The Accumulation Experience Factor. For each Subaccount, the Accumulation Experience Factor reflects the investment experience of the Portfolio in which that Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. The Accumulation Experience Factor is calculated by dividing
(1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a. the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

b. the per share amount of any dividend or capital gains distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the operations of the Subaccount.

(2) is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the last prior Valuation Period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE

The Guaranteed Interest Account Accumulation Value as of the Policy Date is equal to the amount of the initial Net Premium allocated to the Guaranteed Interest Account. On subsequent Valuation Days, the Guaranteed Interest Account Accumulation Value is calculated as follows:

1. The Guaranteed Interest Account Accumulation Value as of the end of the preceding Valuation Period plus any interest earned during the Valuation Period; plus

2. Any additional Net Premiums allocated to the Guaranteed Interest Account plus interest credited to those premiums during the current Valuation Period; plus

3. Any Accumulation Value transferred to the Guaranteed Interest Account during the current Valuation Period (including any amounts released from the Policy Loan Account and allocated to the Guaranteed Interest Account during the current Valuation Period); minus

4. Any Accumulation Value transferred from the Guaranteed Interest Account during the current Valuation Period (including any amounts transferred to the Policy Loan Account and the portion of any Excess Transfer Charge allocated to the Guaranteed Interest Account during the current Valuation Period); minus

5. The portion of any Gross Withdrawals allocated to the Guaranteed Interest Account during the current Valuation Period (including the portion of any Surrender Charges resulting from a decrease in Stated Death Benefit allocated to the Guaranteed Interest Account during the current Valuation Period); minus

6. The portion of the monthly deduction allocated to the Guaranteed Interest Account, if a Monthly Processing Date occurs during the current Valuation Period.

YOUR RIGHT TO TRANSFER

After the initial Free Look Period, you may transfer your Net Accumulation Value among the Subaccounts and, subject to the special rules described below, to and from the Guaranteed Interest Account. The minimum amount that may be transferred from each Subaccount or the Guaranteed Interest Account is $100 or the balance in the Subaccount or the Guaranteed Interest Account, if less. The minimum amount that can remain in a Subaccount or the Guaranteed Interest Account following a transfer is $100. Percentages must be in whole numbers. Transfer requests that do not comply with these requirements will not be effected. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on the number of transfers allowed without a charge. (See "DOLLAR COST AVERAGING FACILITY," and "AUTOMATIC REBALANCING," page 43.) All transfers effected during a single Valuation Period will be counted as one transfer for purposes of determining the excess transfer charge. We reserve the right to limit the number of transfers per Policy Year to
12. The table below summarizes the number of transfers permitted in any one Policy Year without an excess transfer charge, the total number of transfers permitted in a Policy Year and the excess transfer charge under current rules.

--------------------------------------------------------------------------------
Free Transfers                                       12
--------------------------------------------------------------------------------
Total Number of Transfers                         Unlimited
Permitted
--------------------------------------------------------------------------------
Excess Transfer Charge           $25 for each transfer in excess of 12 during
                                                any Policy Year
--------------------------------------------------------------------------------

Transfers may be made based upon instructions given by Written Notice or by telephone.

Right to Restrict Transfers. The Company reserves the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

Special Rules for the Guaranteed Interest Account. Once during the first 30 days of each Policy Year, you may transfer amounts from the Guaranteed Interest Account. Transfer requests received within 30 days prior to the Policy Anniversary will be considered requests to transfer on the Policy Anniversary. A request to transfer from the Guaranteed Interest Account that is received on the Policy Anniversary or within the following 30 days will be processed if it is the first such transfer request received during the 30 day period. REQUESTS FOR TRANSFERS FROM THE GUARANTEED INTEREST ACCOUNT RECEIVED AT ANY OTHER TIME WILL NOT BE PROCESSED. Transfers to the Guaranteed Interest Account are not so limited.

The maximum transfer amount from the Guaranteed Interest Account to the Subaccounts of the Variable Account in any Policy Year is the greatest of:

(a) 25% of the Guaranteed Interest Account Accumulation Value immediately prior to the first transfer or Withdrawal in that Policy Year from the Guaranteed Interest Account;

(b)  $100; or

(c) the sum of the amounts that were transferred out of and withdrawn from the Guaranteed Interest Account in the prior Policy Year.

DOLLAR COST AVERAGING FACILITY

If elected at the time of the application or at any time thereafter by Written Notice, an Owner may systematically transfer on a monthly basis, specified dollar amounts from the Money Market Subaccount to up to seventeen (17) other Subaccounts. This is known as the dollar-cost averaging ("Dollar Cost Averaging") method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The

Dollar Cost Averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Owners may elect Dollar Cost Averaging only if their Accumulation Value in the Money Market Subaccount is at least $10,000 at the time of the election. The minimum transfer amount out of the Money Market Subaccount for Dollar Cost Averaging is $100 per month. The maximum transfer amount out of the Money Market Subaccount for Dollar Cost Averaging is the Accumulation Value in the Money Market Subaccount, at the time of election, divided by 12. If Dollar Cost Averaging transfers are to be made to more than one Subaccount, allocations of the transfer amount must be designated as whole number percentages. Dollar allocations may not be made. If you elect to transfer to more than one Subaccount, the minimum percentage that may be transferred to any Subaccount is 1% of the total amount transferred under the facility.

Transfers for Dollar Cost Averaging will be effected on the Monthly Processing Dates. Once elected, Dollar Cost Averaging remains in effect for a Policy until the Money Market Subaccount Accumulation Value is depleted, the Maturity Date occurs or until the Owner cancels the election by Written Notice received at least seven days in advance of the next transfer date. There is no additional charge for using Dollar Cost Averaging. The Company reserves the right to discontinue offering the Dollar Cost Averaging facility at any time and for any reason.

You may change the transfer amount or the Subaccounts to which transfers are to be made once each Policy Year, subject to the above limitations. Any transfer under this facility will not be included for the purposes of computing the excess transfer charge.

AUTOMATIC REBALANCING

You may implement an automatic rebalancing program for your Variable Accumulation Value. Accumulation Value allocated to the Subaccounts can be expected to increase or decrease at different rates. An automatic rebalancing program automatically reallocates your Accumulation Value among the Subaccounts each quarter to return the allocation to the most recent Net Premium allocation percentages you specify for the Subaccounts. Automatic Rebalancing is intended to transfer Accumulation Value from those Subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help an Owner "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic Rebalancing does not guarantee profits, nor does it assure that an Owner will not have losses.

You may select an automatic rebalancing program when you apply for the Policy or at a later date by completing the Automatic Rebalancing form and returning it to our Customer Service Center. We require that you allocate no more than 35% of your Premiums to any one Subaccount and that you allocate your Net Premiums to at least five Subaccounts while this feature is in effect. If at any time during the operation of the Automatic Rebalancing feature you request a change in Net

Premium allocation which does not meet these requirements, we will notify you that your request must be changed. We will not process such a request unless you also request that the Automatic Rebalancing feature be discontinued. When you request a change in premium allocation that meets these requirements, your Accumulation Value will be reallocated as of the Valuation Day that we receive your written allocation instructions. Amounts will be transferred among the Subaccounts to match the allocation for Net Premiums. If you change your Net Premium allocation more than five (5) times per Policy Year, there will be a $25 charge taken from your Accumulation Value which will be deducted proportionately from the Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective.

As of the first Valuation Day of each calendar quarter, we will transfer Accumulation Value among the Subaccounts to the extent necessary to return the allocation to your specifications. Automatic Rebalancing may not begin until the first Monthly Processing Date following the end of the Free Look Period. Automatic Rebalancing will continue until we receive a Written Request or telephone request at our Customer Service Center to terminate. Other transfers may not be made during the operation of Automatic Rebalancing.

You may select either Dollar Cost Averaging or Automatic Rebalancing, but not both.

In the future, Southland may offer Automatic Rebalancing transfers on a monthly, semi-annual and annual basis, in which case the foregoing references to calendar quarters would be changed to monthly, semi-annual or annual periods, as applicable.

WITHDRAWALS

You may make Withdrawals under your Policy after the first Policy Year under the following rules. You must submit a Written Request for the Withdrawal (unless you have elected telephone privileges). We must receive your request during the Insured's lifetime. The maximum Withdrawal is the amount which will leave $500 as Cash Surrender Value for the Policy. The amount withdrawn from the Guaranteed Interest Account may not be greater than the total Withdrawal times the ratio of the Accumulation Value in the Guaranteed Interest Account to the total unborrowed Accumulation Value immediately prior to the Withdrawal. A Withdrawal cannot cause the Stated Death Benefit to be reduced below the minimum Stated Death Benefit of $50,000. No more than 12 Withdrawals may be made during a Policy Year, and each Withdrawal must be at least $500. An administrative charge (the withdrawal transaction charge) will be assessed on any Withdrawal made during a Policy Year after the first Withdrawal. See "WITHDRAWAL TRANSACTION CHARGE," page 62. If death benefit type A is in effect and a Withdrawal occurs during the first 14 Policy Years or first 14 years following an increase in Stated Death Benefit, a surrender charge will apply. See "SURRENDER CHARGE," page 57. Any withdrawal transaction charge and surrender charge will be deducted along with the amount requested to be withdrawn and will be considered part of the Gross Withdrawal. The following describes how Policy values will be reduced by a Withdrawal and whether a surrender charge also may apply.

When you request a Withdrawal, you can direct how the Gross Withdrawal will be deducted from your Accumulation Value in the Subaccounts and the Guaranteed Interest Account. If you provide no directions, the Gross Withdrawal will be deducted from your Accumulation Value in the Subaccounts and the Guaranteed Interest Account on a pro rata basis. See "THE GUARANTEED INTEREST ACCOUNT," page 40.

If death benefit type A is in effect, a Withdrawal will reduce the Accumulation Value and may reduce the Stated Death Benefit. However, if the Withdrawal is the first Withdrawal of that Policy Year, the Insured's attained Age is less than 81 at the time of the Withdrawal, the Withdrawal occurs less than 16 years following the Policy Date, and the amount of the Withdrawal is less than 5% of the Stated Death Benefit, then the Withdrawal will not reduce the Stated Death Benefit. If the first three of the above conditions are met and the amount of the Withdrawal exceeds 5% of the Stated Death Benefit, the Stated Death Benefit will be reduced by no more than the amount by which the Withdrawal exceeds 5% of the Stated Death Benefit. The Accumulation Value will be reduced, dollar for dollar, by the Gross Withdrawal amount. The Stated Death Benefit will be reduced dollar for dollar by the amount the Gross Withdrawal exceeds the threshold as described above. The decrease in Accumulation Value will occur on the day we process the Withdrawal; however, the decrease in Stated Death Benefit will be effective as of the next Monthly Processing Date. See "Changes in Stated Death Benefit," page 50 for a discussion of how a decrease is effected if there has been a prior increase in Stated Death Benefit. If the reduction occurs while the surrender charge is in effect (generally, during the first 14 Policy Years and the first 14 years after an increase in Stated Death Benefit), a portion of the sales surrender charge may be assessed. See "SURRENDER CHARGE," page 57.

If death benefit type B is in effect, a withdrawal will reduce the Accumulation Value dollar for dollar but the Stated Death Benefit will not be reduced as the Accumulation Value reflects the decrease.

If the Stated Death Benefit is reduced by a Withdrawal, the Base Death Benefit scheduled in the Adjustable Term Insurance Rider, if any, for the current year and all future years will be reduced by an equal amount. No Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Withdrawal would be reduced below $50,000.


We generally will pay a Withdrawal request within seven days following the Valuation Day we receive the request. See "WHEN WE MAKE PAYMENTS," page 54. Withdrawals may have adverse tax consequences. See "FEDERAL TAX CONSIDERATIONS," page 69.

SURRENDERS

You may surrender your Policy at any time for its Cash Surrender Value. We must receive the Policy and Written Request for the surrender during the Insured's lifetime. A surrender charge may apply. See "SURRENDER CHARGE," page 57. We will pay the Cash Surrender Value within seven (7) days following our receipt of the request. We will cancel the Policy as of the date of the

Written Request. Your Policy will terminate and cease to be in force if it is surrendered. It cannot be reinstated later. A surrender may have tax consequences. See "FEDERAL TAX CONSIDERATIONS," page 69.

POLICY LOANS

You may obtain a Policy loan from us at any time after the first Policy Anniversary by submitting a Written Request for a Policy loan to our Customer Service Center. The minimum amount you may borrow is $100. The maximum loan amount is 90% of your Cash Surrender Value on the Valuation Day we receive your Written Request. In the State of Texas, the maximum loan amount is equal to 100% of the Surrender Value in the Guaranteed Interest Account plus 90% of the Cash Surrender Value in the Subaccounts on the Valuation Day we receive your Written Request. Outstanding Policy loans reduce the amount available for new loans. Policy loans will be processed as of the Valuation Day your Written Request is received and loan proceeds generally will be sent to you within seven days. See "WHEN WE MAKE PAYMENTS," page 54. Loans under a Policy classified as a modified endowment contract may be subject to adverse tax consequences, including a 10% penalty. See "Distributions From Policies Classified as Modified Endowment Contracts," page 72.

We will charge interest daily on any outstanding Policy loan at a maximum annual rate of 6%. Interest is due and payable on each Policy Anniversary date while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding Policy loan. Interest paid on a Policy loan is generally not tax deductible.

You may repay all or part of your Policy Debt at any time while the Insured is living prior to the Maturity Date and the Policy is in force. Policy Debt is equal to all outstanding policy loans and any accrued and unpaid interest on those loans. Loan repayments must be sent to our Customer Service Center and will be credited as of the date received. Such repayments will be credited first to interest then to principal. If there is an outstanding Policy loan, any payment which is not a planned premium received before the Maturity Date is considered a loan repayment unless otherwise indicated. If the Death Benefit becomes payable while a Policy loan is outstanding, the Policy Debt will be deducted in calculating the Death Benefit. If the Policy Debt exceeds the Accumulation Value less any Surrender Charges on any Valuation Day, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. If your Policy terminates because of excessive Policy Debt, it cannot be reinstated.

When a Policy loan is made (or when interest is not paid when due), an amount equal to the loan proceeds (or due and unpaid interest) is transferred from the Accumulation Value in the Subaccounts or Guaranteed Interest Account. This withdrawal is made pro rata on the basis of Accumulation Value in each Subaccount and the Guaranteed Interest Account unless you direct a different allocation when requesting the loan and as long as at least $100 remains in the Subaccount or

Guaranteed Interest Account after the deduction. The amount withdrawn is then transferred to the Policy Loan Account in the General Account. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy Loan Account to the Subaccounts and the Guaranteed Interest Account and allocated as you direct when submitting the repayment. If you provide no direction, the amount will be allocated in accordance with your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Accumulation Value, but other Policy values, such as the Net Accumulation Value and Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy Loan Account.

The amount in the Policy Loan Account will be credited with interest at a minimum guaranteed annual rate of 4%. The interest earned is transferred to the Subaccounts of the Variable Account and the Guaranteed Interest Account on each Policy Anniversary in the same proportion that Net Premiums are being allocated.

Certain loan amounts taken after the earlier of:

1.   the tenth Policy Anniversary, or
2.   the fifth Policy Anniversary if the Insured's Age is 60 or greater,

will be considered preferred loan amounts as described below. During each Policy Year of preferred loan eligibility, the first loan made during that year will be considered a preferred loan amount up to a maximum of 10% of the Net Accumulation Value. Any amount loaned later in that Policy Year will not be considered a preferred loan amount. If the preferred loan amount made during any Policy Year is less than the maximum allowed, the balance may not be carried over to increase the eligible preferred loan amount of any subsequent Policy Year. Beginning with the 21st Policy Year, all loan balances will be considered to be preferred loan amounts. The amount of any Accumulation Value in the Policy Loan Account equal to any preferred loan amount on the Policy will be credited with interest at the rate of 4%.

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Accumulation Values because the investment results of the Subaccounts of the Variable Account and current interest rates credited on Accumulation Value in the Guaranteed Interest Account will apply only to the non-loaned portion of the Accumulation Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Interest Account while the Policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, Policy loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "FEDERAL TAX CONSIDERATIONS," page 69, for a discussion of adverse tax consequences if a Policy lapses with Policy loans outstanding.

TELEPHONE PRIVILEGES

If you have elected this privilege in a form required by us, you may make transfers or request Withdrawals and Policy loans by telephoning our Customer Service Center. Any telephone request for Withdrawals or Policy loans must be for an amount less than $25,000.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE

PAYMENT OF DEATH PROCEEDS

As long as the Policy remains in force, we will pay the Death Proceeds after we receive at our Customer Service Center satisfactory proof of the Insured's death. We may require return of the Policy. The Death Proceeds will be paid in a lump sum to the Beneficiary generally within seven days after receipt of such proof (see "WHEN WE MAKE PAYMENTS," page 54) or, if a payment option is elected, at different dates determined by the payment option elected (see "PAYMENT OPTIONS," page 54.) See "Selecting and Changing the Beneficiary," page 54.

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the sum of the Base Death Benefit on the date of the Insured's death, plus any life insurance proceeds provided by rider, minus any Policy Debt on that date and, if the date of death occurred during a grace period, minus the past due monthly deductions. See "Grace Period," page 37. If the Adjustable Term Insurance Rider is in effect, the Death Proceeds are calculated as described above using the Target Death Benefit instead of the Base Death Benefit. See "Selecting a Level of Death Benefits," page 53. Under certain circumstances, the amount of the Death Proceeds may be further adjusted. See "OTHER POLICY PROVISIONS," page 66. If part or all of the Death Proceeds are paid in one sum, Southland will pay interest on this sum from the date we determine the Death Proceeds to the date of payment, or until a payment option is selected. Interest will be at the rate we declare, or at any higher rate required by law.

BASE DEATH BENEFIT AND DEATH BENEFIT TYPES

The Owner may choose one of two death benefit types, which will determine the Base Death Benefit. Under death benefit type A, the Base Death Benefit is the greater of the Stated Death Benefit or a multiple of the Accumulation Value on the date of the Insured's death. Under death benefit type B, the Base Death Benefit is the greater of the Stated Death Benefit plus the Accumulation Value, or a multiple of the Accumulation Value, on the date of the Insured's death.

If investment performance is favorable, the amount of the Base Death Benefit may increase. However, under type A, the Base Death Benefit ordinarily will not change for several years as a result of any favorable investment performance and may not change at all, whereas under type B, the Base Death Benefit will vary directly with the investment performance of the Accumulation Value. To see how and when investment performance may begin to affect the Base Death Benefit, please see the illustrations beginning on page 20.

In both cases, the multiple of the Accumulation Value depends on the Insured's attained Age at death. The table of multiples in effect as of the issue date is shown below. If the table becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change it.

---------------------------------------------------------------------------------------------------------------------------
                                                  DEATH BENEFIT MULTIPLES
---------------------------------------------------------------------------------------------------------------------------
                         Multiple of                             Multiple of                              Multiple of
      Attained          Accumulation          Attained          Accumulation          Attained            Accumulation
        Age                 Value                Age                Value                Age                 Value
---------------------------------------------------------------------------------------------------------------------------
       0 - 40               2.50                 54                 1.57                 68                   1.17
         41                 2.43                 55                 1.50                 69                   1.16
         42                 2.36                 56                 1.46                 70                   1.15
         43                 2.29                 57                 1.42                 71                   1.13
         44                 2.22                 58                 1.38                 72                   1.11
         45                 2.15                 59                 1.34                 73                   1.09
         46                 2.09                 60                 1.30                 74                   1.07
         47                 2.03                 61                 1.28               75 - 90                1.05
         48                 1.97                 62                 1.26                 91                   1.04
         49                 1.91                 63                 1.24                 92                   1.03
         50                 1.85                 64                 1.22                 93                   1.02
         51                 1.78                 65                 1.20                 94                   1.01
         52                 1.71                 66                 1.19              95 - 100                1.00
         53                 1.64                 67                 1.18
---------------------------------------------------------------------------------------------------------------------------

INITIAL STATED DEATH BENEFIT AND DEATH BENEFIT TYPE

The initial Stated Death Benefit is set at the time the Policy issued. The minimum initial Stated Death Benefit is $50,000. You select the Death Benefit Type when you apply for the Policy. You also may change the Death Benefit Type as discussed below.

CHANGES IN DEATH BENEFIT TYPE

After the first Policy Year, you may change the Death Benefit Type on your Policy subject to the following rules. You must submit a Written Request. A change from type A to type B may require evidence of insurability. After any change, the Stated Death Benefit and the death benefit specified in the Adjustable Term Insurance Rider must equal or exceed the specified minimums. See "Initial Stated Death Benefit and Death Benefit Type," page 49. The effective date of the change will be the Monthly Processing Date that coincides with or next follows the Valuation Day after we approve the Written Request for the change.

When a change from type A to type B is made, the Stated Death Benefit after the change is effected will be equal to the Stated Death Benefit before the change less the Accumulation Value on the effective date of the change. Similarly, the death benefit specified in the Adjustable Term Insurance Rider after the change is effected will be equal to the death benefit specified in the Adjustable Term Insurance Rider before the change less the Accumulation Value on the effective date of the change.

When a change from type B to type A is made, the Stated Death Benefit after the change is effected will be equal to the Stated Death Benefit before the change plus the Accumulation Value on the effective date of the change. Similarly, the death benefit specified in the Adjustable Term Insurance Rider after the change is effected will be equal to the death benefit specified in the Adjustable Term Insurance Rider before the change plus the Accumulation Value on the effective date of the change.

CHANGES IN DEATH BENEFIT

After the first Policy Year, you may request a change in the Stated Death Benefit and the death benefit specified in the Adjustable Term Insurance Rider subject to the following conditions. After any change, the Stated Death Benefit and the death benefit specified in the Adjustable Term Insurance Rider must equal or exceed the specified minimums. See "Initial Stated Death Benefit and Death Benefit Type," page 49. In addition, no change will be permitted that would result in your Policy not satisfying the requirements of section 7702 of the Code. A change in the death benefit may have other tax consequences. See "FEDERAL TAX CONSIDERATIONS," page 69. An increase or decrease can be requested by Written Request only during the 30-day period preceding a Policy Anniversary.

Any increase in Stated Death Benefit or the death benefit specified in the Adjustable Term Insurance Rider must be at least $10,000 and an application must be submitted, along with evidence of insurability satisfactory to Southland. Unless otherwise indicated, any increase to the death benefit specified in the Adjustable Term Insurance Rider not scheduled at issue will not increase the Stated Death Benefit so that the difference between the Target Death Benefit and the Base Death Benefit will be larger before versus after the increase. In such event, a change in planned premiums may be advisable. See "Premiums Upon Increase in Stated Death Benefit," page 36. The increase in Stated Death Benefit or death benefit specified in the Adjustable Term Insurance Rider will become effective as of the Policy Anniversary on or following the date the increase is approved. You must return your Policy so we can amend it to reflect the increase. A Target Premium will be established for the increase, and the portion of premiums paid thereafter allocated to the increase will be subject to a 4% sales charge until premiums allocated to the increase equal the sum of 10 Target Premiums for the increase. See "Sales Surrender Charge," page 58.

Requested decreases will apply to the death benefit specified in the Adjustable Term Insurance Rider on a last in, first out basis until it is reduced to zero. Otherwise, requested decreases in Stated Death Benefit are only allowed if the request occurs at least two years from the Policy Date and at least two years after an increase in Stated Death Benefit. Any decrease in the Stated Death Benefit or the death benefit specified in the Adjustable Term Insurance Rider must be at least $10,000 and the Stated Death Benefit and death benefit specified in the Adjustable Term Insurance Rider added to your Policy must equal or exceed the specified minimums. See "Initial Stated Death Benefit and Death Benefit Type," page 49. A decrease in Stated Death Benefit or the death benefit specified in the Adjustable Term Insurance Rider will become effective as of the Policy Anniversary on or following our receipt of Written Request.

If increases in the initial Stated Death Benefit are in effect, a decrease in Stated Death Benefit will be allocated to each segment of the Stated Death Benefit in the same proportion as the Stated Death Benefit for each segment bears to the total Stated Death Benefit for the Policy.

If a decrease in Stated Death Benefit occurs during the first 14 Policy Years, or during the first 14 years following an increase in Stated Death Benefit, a Surrender Charge will apply. See "SURRENDER CHARGE," page 57.

GUARANTEED MINIMUM DEATH BENEFITS

Generally, the length of time the Policy remains in force depends on the Cash Surrender Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Accumulation Value, coverage will last as long as the Net Accumulation Value is sufficient to pay both these charges and potential charges assessed upon Surrender. The investment experience of any amounts in the Subaccounts of the Variable Account and the interest earned in the Guaranteed Interest Account will affect the amount of the Accumulation Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

When applying for a Policy, one of two Guaranteed Minimum Death Benefit options may be elected, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Subaccounts of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, which we call the "Guarantee Period." The first option, which protects the Stated Death Benefit of the Policy for a limited number of Policy Years, has a Guarantee Period of 10 Policy Years or to the date the Insured reaches age 65, whichever is later. The second option protects the Stated Death Benefit for the life of the Insured to the Maturity Date.

The Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other riders. Therefore, if the Net Accumulation Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provisions. Any attached riders will lapse.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

The Guaranteed Minimum Death Benefit provisions require premium payment levels that are higher than the premiums required for a Policy without a Guaranteed Minimum Death Benefit. For Policies with a 10 Policy Year/Insured age 65 Guarantee Period, the required premium level will be equal to the sum of the following: greater of the Target Premium or the minimum premium for each segment of Stated Death Benefit, including the Guaranteed Minimum Death Benefit provision and including any other riders. For Policies with a lifetime Guarantee Period, the required premium level will be equal to the guideline annual premium determined in accordance with the federal income tax law definition of life insurance plus the Target Premiums for any riders. The required premium level for the lifetime Guarantee Period will be greater than that required for the 10 Policy Year/ Insured age 65 Guarantee Period. Note that while we will not waive fees against any riders as part of the Guaranteed Minimum Death Benefit provisions, such provisions do require that the above mentioned Target Premiums are paid into those riders so that the non-rider Policy funds are not subsidizing the other riders.

While the required premium levels are different for the two Guarantee Periods, the mechanics of the Guaranteed Minimum Death Benefit provisions are similar. On each Monthly Processing Date, we will perform a test to see whether: (i) the actual premiums paid, minus the amount of any Withdrawals and any Policy Debt, equals or exceeds; (ii) the monthly required premium for the option you have chosen multiplied by the number of complete months the Policy has been in force. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate.

The required premiums for the Guarantee Period chosen will be listed in the schedule attached to your Policy. If the Policy benefits are increased, the required premium will also be increased. In order to determine the required premium to maintain the Guarantee Period, one twelfth of each required premium is multiplied by the number of months this amount was in effect. Each of these resulting amounts is summed and the total is used in (ii) above.

The Guarantee Period and the Guaranteed Minimum Death Benefit provision will terminate if the Net Accumulation Value on any Monthly Processing Date is not diversified according to the following rules:

a) No more than 35% of the Net Accumulation Value may be invested in any one Subaccount or the Guaranteed Interest Account; and

b) The Net Accumulation Value must be invested in at least five (5) Subaccounts (or in four (4) Subaccounts and the Guaranteed Interest Account).

These diversification requirements will be satisfied if you are participating in the Automatic Rebalancing feature or if you have elected Dollar Cost Averaging and directed the resulting transfers into at least four other Subaccounts with no more than 35% of any transfer being made to any one Subaccount. If Automatic Rebalancing or Dollar Cost Averaging are terminated, the diversification rules must still be satisfied in order to maintain the Guarantee Period. See "Dollar Cost Averaging," page 42, and "Automatic Rebalancing," page 43.

A charge is deducted monthly from your Net Accumulation Value for the Guaranteed Minimum Death Benefit. See "MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE," page 60.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

SELECTING A LEVEL OF DEATH BENEFITS

When you apply for a Policy, you may select a level of death benefits in excess of the Base Death Benefit for the Policy by adding to the Policy an Adjustable Term Insurance Rider on the life of the Insured. The Adjustable Term Insurance Rider specifies a fixed dollar amount of Death Benefit in excess of the initial Base Death Benefit called the Target Death Benefit. The amount of the Target Death Benefit may be set to vary as often as each Policy Year. The amount of Death Benefit provided by the Adjustable Term Insurance Rider on any day is the difference between the Target Death Benefit specified and the Base Death Benefit then in effect. The amount provided therefore adjusts daily for variations in the Base Death Benefit under the Policy.

Adding the Adjustable Term Insurance Rider will increase insurance coverage without increasing the Base Death Benefit. There is no defined premium for the amount of coverage provided by the Adjustable Term Insurance Rider, and, therefore, no sales or Surrender Charges associated with such coverage. However, a cost of insurance charge is deducted monthly from your Accumulation Value for the Adjustable Term Insurance Rider amount in effect. See "Cost of Insurance Charge," page 60 and "ADDITIONAL BENEFITS," page 66. Owners should consult their sales representatives when deciding whether to add the Adjustable Term Insurance Rider to their Policy.

SELECTING AND CHANGING THE BENEFICIARY

You select a Beneficiary in your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Owner's estate will be the Beneficiary. Changing the Beneficiary of the Policy may have tax consequences. See "FEDERAL TAX CONSIDERATIONS," page 69.

MATURITY BENEFIT

If the Insured is living at Age 100 and the Policy is in force, Southland will pay you the Net Accumulation Value and the Policy will terminate unless you exercise your right to continue the Policy. The tax consequences associated with continuing a Policy beyond attained Age 100 are unclear. A tax advisor should be consulted before exercising this right.

PAYMENT OPTIONS

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of fixed-benefit annuities.

WHEN WE MAKE PAYMENTS

Payments of Withdrawals, Surrenders or Death Proceeds from the Subaccounts will usually be made within seven days of the Valuation Day the Company receives a Written Request and all required information at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

a) When the New York Stock Exchange ("NYSE") is closed for trading other than for customary holiday or weekend closings, or trading on the NYSE is otherwise restricted, as determined by the SEC;

b) When the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's assets not reasonably practicable; or

c)   When the SEC by order permits a delay for the protection of Policyowners.

We may defer up to six months the payment of any Withdrawal or proceeds from the Guaranteed Interest Account. Interest will be credited at the currently declared rate of interest for the Guaranteed Interest Account until payment is made.

                        THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your Net Premiums and transfer your Net Accumulation Value to or from the Guaranteed Interest Account, which is part of our General Account and which pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Account have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Guaranteed Interest Account nor any interest therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see your Policy.

You may accumulate amounts in the Guaranteed Interest Account by (I) allocating Net Premiums, (ii) transferring amounts from the Subaccounts, and (iii) earning interest on amounts you already have in the Guaranteed Interest Account. (See "PREMIUMS AND ALLOCATIONS," page 33.)

The amount you have in the Guaranteed Interest Account at any time is the sum of all Net Premiums allocated to this Account, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Account and deductions allocated to the Guaranteed Interest Account. (See "GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE," page 40.)

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. These interest rates will never be less than the minimum guaranteed effective annual interest rate of 3.5%. When a Net Premium is received or an amount is transferred into the Guaranteed Interest Account, an interest rate will be credited to that amount. The rate will be guaranteed for a twelve-month period. Thereafter, interest rates credited to that amount (and amounts earned on that amount) will be similarly guaranteed for successive periods of at least twelve-months at the then current interest rate. Therefore, different interest rates may apply to different amounts in the Guaranteed Interest Account, depending on when and how the amount was initially allocated. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Interest Account are accounted for on a first-in-first-out basis. Interest at the guaranteed minimum rate or such higher rate as Southland may determine will be paid regardless of the actual investment experience of the General Account. We bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Account while the Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

                            POLICY CHARGES AND FEES

Southland deducts the charges described below to cover the services and benefits provided, costs and expenses incurred and risks assumed by Southland in connection with the Policies. Costs and expenses incurred by Southland include those associated with underwriting applications, increases in Stated Death Benefit, and riders; various overhead and other expenses associated with providing the services and benefits provided by the Policy, and other costs of doing business, such as federal, state and local premium and other taxes and fees; and processing applications, establishing and maintaining Policy records, collecting premiums, processing claims, and effecting Policy transactions. Risks assumed by Southland include the risks that Insureds may live for a shorter period of time than estimated and, therefore, the cost of insurance charges deducted under the Policies will be insufficient to meet our actual claims, and, that the costs of providing services and benefits under the Policies will exceed the charges deducted. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

CHARGES DEDUCTED FROM PREMIUMS

Certain expenses are deducted from your premium payments. The remainder of each premium (the Net Premium) is then added to your Accumulation Value. The expenses which are deducted from your premium include the tax charges and the sales charge.

STATE PREMIUM TAX CHARGE. All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes.

DAC TAX CHARGE. A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

SALES CHARGE. Currently a charge equal to 4.0% of each premium paid up to an aggregate amount equal to ten Target Premiums for your Policy, or to ten Target Premiums for an increase after an increase in Stated Death Benefit, is deducted to compensate us for a portion of the cost of selling the Policy. This charge is guaranteed to never exceed 4% of each premium paid. This deduction from premiums is in addition to any surrender charge that may be assessed upon Surrender, Withdrawal or reduction in the Stated Death Benefit during the 14 Policy Years following the Policy Date or 14 years following an increase in the Stated Death Benefit. See "Sales Surrender Charge," page 58.

For a Policy with an increase in Stated Death Benefit, premiums paid are allocated to the initial Stated Death Benefit and each increase in the Stated Death Benefit (each portion of the Death Benefit is referred to as a "segment") in the same proportion that the Target Premium for each segment bears to the total Target Premium for the Policy after the increase is taken into account.

The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers or in connection with Policies that are issued in exchange for certain policies previously issued by the Company.

SURRENDER CHARGE

We assess a surrender charge against your Accumulation Value upon a Surrender or lapse of your Policy in the first 14 Policy Years, or the 14 years following an increase in Stated Death Benefit. An increase in the Stated Death Benefit as a result of a change in the death benefit type is not treated as an increase for purposes of the surrender charge. The surrender charge consists of two charges: an administrative surrender charge and a sales surrender charge.

If the Stated Death Benefit of your Policy is reduced due to a requested decrease or a Withdrawal effected during the first 14 Policy Years or 14 years following an increase in the Stated Death Benefit, we may deduct a portion of the surrender charge from your Accumulation Value. We also may recalculate the sales surrender charge in effect after the reduction is taken into account. See "CHANGES IN DEATH BENEFIT," page 50. Decreases in the Stated Death Benefit as a result of a change in your death benefit option do not result in a surrender charge deduction from your Accumulation Value or in a recalculation of the remaining sales surrender charge.

ADMINISTRATIVE SURRENDER CHARGE

The administrative surrender charge is calculated separately for the initial Stated Death Benefit and for each increase in Stated Death Benefit (the initial Stated Death Benefit and each increase in Stated Death Benefit is referred to as a "death benefit segment"). The charge is equal to $4.00 per $1,000 of Stated Death Benefit for each death benefit segment. The administrative surrender charge in effect on any Valuation Day is taken into account when calculating the Cash Surrender Value payable on a Surrender. Upon a reduction in Stated Death Benefit, the administrative surrender charge for each death benefit segment will be reduced by the same proportion that the Stated Death Benefit is reduced. The administrative surrender charge remains level for the first 9 Policy Years or 9 years after an increase in Stated Death Benefit, then decreases by one-sixth of the amount in effect at the end of the 9th Policy Year or 9th year after the increase in Stated Death Benefit until it reaches zero at the beginning of the 15th Policy Year or the 15th year after the increase in Stated Death Benefit, or the year in which the Insured reaches Age 98, whichever is earlier.

SALES SURRENDER CHARGE

The sales surrender charge is calculated separately for the Target Premium for the Policy as issued, and for the Target Premium for each death benefit segment for any increase in Stated Death Benefit. Target Premiums are not based on the planned premiums you determine when you purchase the Policy. Target Premiums are actuarially determined based on the Age and sex of the Insured. See "PREMIUMS," page 34. The Target Premium for your Policy, as originally issued, and for any increase in Stated Death Benefit made after the Policy Date will be listed in the schedule attached to your Policy.

In the case of each death benefit segment, the sales surrender charge is equal to 46% of actual premiums paid up to one Target Premium, plus 44% of any premiums paid between one and two Target Premiums for the death benefit segment. The maximum sales surrender charge for each death benefit segment will be shown in the schedule attached to your Policy. Like the administrative surrender charge, the dollar amount of the maximum sales surrender charge for a death benefit segment remains level for the first 9 Policy Years or 9 years after the death benefit segment takes effect, then decreases each year for the next six
(6) years (by one-sixth of the dollar amount of the maximum sales surrender charge at the end of the 9th Policy Year or the 9th year after the death benefit segment takes effect) until it reaches zero at the beginning of the 15th Policy Year or the 15th year after the death benefit segment takes effect, or the year in which the Insured reaches Age 98, whichever is earlier.

In the first two Policy Years or first two years after an increase in Stated Death Benefit, the sales surrender charge is capped at 26% of premiums paid up to one Target Premium, plus 6% of premiums paid between one and two Target Premiums plus 5% of premiums in excess of two Target Premiums.

The entire amount of the sales surrender charge in effect on any Valuation Day is taken into account when calculating the Cash Surrender Value payable on a Surrender. A portion of the sales surrender charge may be deducted upon a decrease in Stated Death Benefit resulting from a requested decrease in Stated Death Benefit or a Withdrawal, depending in part on whether premiums paid and allocated to a death benefit segment are more or less than the Target Premium for the segment. The following rules explain when a sales surrender charge is deducted on a decrease in Stated Death Benefit, how the amount deducted is calculated, and how the remaining sales surrender charge is adjusted.

 .    When the Stated Death Benefit is decreased, each death benefit segment and corresponding Target Premium is reduced in the same proportion that the Stated Death Benefit is decreased (e.g., if the Stated Death Benefit is
                                        -----
     reduced by 10%, the Target Premium and each death benefit segment are reduced by 10% of their respective amounts). The sales surrender charge will be calculated based on the reduced Target Premium for each death benefit segment, as reduced, as if the decreased Stated Death Benefit was always in effect.

 .    If after a reduction in the Stated Death Benefit the reduced Target Premium for each reduced death benefit segment is greater than or equal to the sum of premiums paid that were allocated to the death benefit segment before the reduction, the maximum sales surrender charge you pay in the future will be reduced (due to the reduction in Target Premium), but no sales surrender charge will be deducted from your Accumulation Value.

 .    If after a reduction in the Stated Death Benefit the reduced Target Premium for each death benefit segment is less than the sum of premiums paid that were allocated to the death benefit segment, the maximum sales surrender charge you pay in the future will be reduced (due to the reduction in Target Premium), and a sales surrender charge will be deducted from your Accumulation Value. The amount of this charge is the difference between the sales surrender charge in effect immediately before the decrease in Stated Death Benefit and the sales surrender charge calculated after the decrease in Stated Death Benefit.

An example of the calculation of surrender charges follows:

If the Stated Death Benefit is $200,000 for an insured age 45 on the Policy Date and the Target Premium on this Policy is $2,800, the surrender charge assuming that a $2,500 premium is paid at the beginning of each Policy Year is shown in the table below:

   POLICY YEAR       ADMINISTRATIVE        SALES SURRENDER CHARGE       ACTUAL SURRENDER
                    SURRENDER CHARGE                                         CHARGE
----------------------------------------------------------------------------------------
        1                  800                       650                      1450
        2                  800                       860                      1660
        3                  800                      2520                      3320
        4                  800                      2520                      3320
        5                  800                      2520                      3320
        6                  800                      2520                      3320
        7                  800                      2520                      3320
        8                  800                      2520                      3320
        9                  800                      2520                      3320
        10                 667                      2100                      2767
        11                 533                      1680                      2213
        12                 400                      1260                      1660
        13                 267                       840                      1107
        14                 133                       420                       553
        15                   0                         0                         0

MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE

The following charges are deducted from your Net Accumulation Value on each Monthly Processing Date. These deductions are taken from the Subaccounts of the Variable Account and the Guaranteed Interest Account in the same proportion that your Net Accumulation Value in each Subaccount and the Guaranteed Interest Account bears to the total Net Accumulation Value as of the Monthly Processing Date.

INITIAL POLICY CHARGE. The initial Policy charge is $20 per month for the first Policy Year.

MONTHLY ADMINISTRATIVE CHARGE. The monthly administrative charge is $6 per month and is guaranteed never to exceed $10 a month.

COST OF INSURANCE CHARGE. The cost of insurance charge compensates us for the anticipated cost of paying the amount of the Death Benefit that exceeds your Accumulation Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and depend on a number of variables. The charge on a Monthly Processing Date is equal to our current monthly cost of insurance rate multiplied by the net amount at risk under the Policy for the Death Benefit. Because the monthly rate and the net amount at risk vary, the charge varies from month to month and from Policy to Policy.

-- Net Amount At Risk. Generally, the net amount at risk is the difference between the Accumulation Value and the Death Benefit. If the Adjustable Term Insurance Rider is in effect, the net amount at risk is determined separately for the Base Death Benefit and for the insurance provided by the rider. The net amount at risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of your Accumulation Value on the Monthly Processing Date. For this purpose, the amount of your Accumulation Value is determined after deduction of administrative charges and other supplemental benefit charges due on that date, but before deduction of the cost of insurance charges for the Base Death Benefit and for any Adjustable Term Insurance Rider. The net amount at risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit of your Policy consists of more than one death benefit segment because there has been an increase in Stated Death Benefit (see "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 48), the net amount at risk is allocated to each death benefit segment in the same proportion that the death benefit segment bears to the sum of all death benefit segments as of the Monthly Processing Date.

If the Base Death Benefit at the beginning of the month is increased, for example, due to the requirements of federal income tax law definition of life insurance, the net amount at risk for the Base Death Benefit that month will also increase, but the net amount at risk for any Adjustable Term Insurance Rider may be reduced. Changes in the relative makeup of the death benefit may affect the cost of insurance charge.

-- Cost of Insurance Rate. The cost of insurance rate for your Policy (or for a death benefit segment) is based on the Age, sex and risk class of the Insured. Separate cost of insurance rates apply to the

Base Death Benefit, the Adjustable Term Insurance Rider (See, "ADDITIONAL BENEFITS," page 66), and any additional death benefit segments. We place the Insured in a risk class when we issue the Policy, based on our underwriting of the application. This original risk class applies to the initial Stated Death Benefit and any Adjustable Term Insurance Rider then added to the Policy. When an increase in Stated Death Benefit is requested, we conduct underwriting before approving the increase to determine whether a different risk class will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the original risk class, the risk class for the increase also will be applied to the initial Stated Death Benefit. If the risk class for the increase has higher cost of insurance rates than the original risk class, the risk class for the increase will apply only to the increase in Stated Death Benefit, and the original risk class will continue to apply to the initial Stated Death Benefit. We currently place Insureds in the following risk classes, based on our underwriting: a smoker (tobacco) or nonsmoker (non-tobacco) standard risk class or a risk class involving a higher mortality risk (a "substandard class").

Cost of insurance rates may change from time to time, but they will never be more than the guaranteed maximum rates set forth in your Policy. The guaranteed rates for standard risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Nearest Birthday ("1980 CSO Tables"), sex-distinct. The guaranteed rates for substandard risk classes are based on multiples or additives of the 1980 CSO Tables. Unisex rates are used where appropriate under applicable law, currently including the state of Montana and any Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Our current cost of insurance rates may be less than the guaranteed rates. In addition, current rates are less for Policies with a Stated Death Benefit (or Target Death Benefit, if any) that is at least $250,000 on the Policy Date. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard risk class are lower than guaranteed rates for an Insured of the same Age and sex in a smoker standard risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard risk class are generally lower than guaranteed rates for an Insured of the same Age and sex and smoking status in a substandard risk class. Cost of insurance rates (whether guaranteed or current) generally increase as the Age of the Insured increases.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE. If the Guaranteed Minimum Death Benefit provision is elected, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month during the Guarantee Period.

SUPPLEMENTAL BENEFIT CHARGES. If any additional benefits are added to your Policy, charges for these benefits will be deducted monthly as part of the monthly deduction. See "ADDITIONAL BENEFITS," page 66.

OTHER ADMINISTRATIVE CHARGES

The following describes other administrative charges that may be imposed on certain transactions or requests.

WITHDRAWAL TRANSACTION CHARGE. Prior to the Maturity Date and after the Free Look Period, you may take one Withdrawal each Policy Year without a withdrawal transaction charge. We impose a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount requested on each additional Withdrawal in that Policy Year. The withdrawal transaction charge will be deducted from your Net Accumulation Value on the same basis as the Withdrawal is taken.

EXCESS TRANSFER CHARGE. We allow you 12 free transfers among and between the Subaccounts and the Guaranteed Interest Account each Policy Year. For each additional transfer, we will charge you $25 at the time each such transfer is processed. The charge will be deducted from your Subaccount Accumulation Value and Guaranteed Interest Account Accumulation Value in the same proportion as amounts transferred from those values. Any transfer(s) due to the election of Dollar Cost Averaging will not be included in determining if the excess transfer charge should apply.

CHANGE IN NET PREMIUM ALLOCATION PERCENTAGES. If you change your Net Premium allocation percentages more than five times during a Policy Year, we may impose an administrative charge of $25. If imposed, this charge will be deducted proportionally from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective.

AUTOMATIC REBALANCING CHARGE. If you change the Automatic Rebalancing allocation more than five times in a Policy Year, a $25 charge is deducted from your Accumulation Value in proportion to the Subaccount Accumulation Values and the Guaranteed Interest Account Accumulation Value as of the Valuation Day the allocation change is effective.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets in the Subaccounts to compensate Southland for mortality and expense risks that we assume under the Policy. The daily charge is at the rate of 0.002466% (equivalent to an annual rate of 0.90%) on the assets of the Variable Account. The mortality and expense risk charge is not deducted from the Guaranteed Interest Account. We may profit from this charge.

PORTFOLIO EXPENSES

There are fees and charges deducted from the Portfolios. Please read the prospectus for the Portfolios you are considering for complete details.

PERSISTENCY REFUND

Southland will provide a persistency refund to long-term Owners of the Policy. Each month the Policy or a coverage segment of Stated Death Benefit remains in force after the tenth Policy Anniversary, Southland will credit the Net Accumulation Value with a refund equivalent to 0.35% on an annualized basis (0.02917% monthly) of the Net Accumulation Value for that segment. The Net Accumulation Value will be allocated to each coverage segment based upon the number of completed Policy Years that segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The persistency refund will be added to the Subaccounts of the Variable Account in the same proportion that the Accumulation Value in each Subaccount bears to the Net Accumulation Value in the Variable Account as of the Monthly Processing Date.

The following are examples of how the persistency refund affects a $10,000 Net Accumulation Value each month if: (a) there is no Policy loan outstanding; and
(b) there is an outstanding Policy loan:

Accumulation Value = $10,000 (all in the Variable Account)

Monthly persistency refund rate = .0002917

Persistency refund = 10,000 x .0002917 = $2.92


                                                    Variable Account
                                                    ----------------

Before Persistency Refund                              $10,000.00
After Persistency Refund                               $10,002.92

The following is an example of how the persistency refund affects the Accumulation Value each month if the Policy has a loan:

Accumulation Value = $10,000

Accumulation Value in the Variable Account = $5,000

Policy Loan Account Value = $5,000

Monthly persistency refund rate = .0002917

Persistency refund = 5,000 x .0002917 = $1.46

                                              Variable Account     Loan Division
                                              ----------------     -------------

Before Persistency Refund                         $5,000.00           $5,000.00
After Persistency Refund                          $5,001.46           $5,000.00

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce any sales, surrender, administrative, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or accept a lower minimum initial Stated Death Benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Policies or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Policy is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

                         ADDITIONAL POLICY INFORMATION

THE OWNER

The original Owner is the person named as the Owner in the application. You, as Owner, can exercise all rights and receive the benefits during the Insured's life before the Maturity Date. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

THE BENEFICIARY

The Beneficiary is the person to whom we pay the Death Proceeds upon the death of the Insured prior to the Maturity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the application. Contingent Beneficiaries are paid Death Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Death Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Death Proceeds to the Owner's estate. We will pay the Death Proceeds to the most recent Beneficiary designation on file with us.

CHANGE OF OWNER OR BENEFICIARY

Prior to the Maturity Date and after the Free Look Period, you may transfer ownership of the Policy subject to our published rules at the time of the change.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes.

To make any of these changes, you must send us Written Notice. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. For possible tax consequences, see "FEDERAL TAX CONSIDERATIONS," page 69.

RIGHT TO CONVERT POLICY

At any time within the first 24 Policy Months after issuance of the Policy or after an increase in Stated Death Benefit, while the Policy is in force during the life of the Insured, the Owner may convert the Policy without evidence of insurability to a new Policy on the life of the Insured providing benefits which do not vary with the investment experience of the Variable Account. This conversion is accomplished by the transfer of the entire amounts in the Subaccounts of the Variable Account to the Guaranteed Interest Account and the allocation of all future premium payments to the Guaranteed Interest Account. This will, in effect, serve as a conversion of the Policy to the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. The converted policy will be on the flexible premium adjustable life insurance plan being issued by Southland. The converted policy will provide the same amount of death benefit or the same net amount at risk to Southland as the Policy and will have the same issue Age and date of issue as the Policy. The cost of insurance rates for the converted policy will be those applicable to flexible premium adjustable life policies in the same risk classification as the Policy and issued on the same date as the Policy. All Policy Debt must be paid. The contestable period, suicide period, and surrender charge period of the converted policy will be measured from the date of issue of the Policy. The effective date of the conversion will be the date Southland received a Written Request to convert at its Customer Service Center. When exercising your conversion right, you are required to return the Policy to our Customer Service Center, and we will send to you a new policy form which will not allow you to allocate future premiums to Subaccounts of the Variable Account.

REINSTATEMENT

If coverage ends because a sufficient premium is not paid during a grace period, the Policy may be reinstated within five (5) years after the lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

OTHER POLICY PROVISIONS

If an Age or sex given in the application is misstated, the amounts payable or benefits provided by the Policy shall be those that the premium would have bought at the correct Age or sex.

We cannot contest this Policy after is has been in force for two years from the Policy Date during the Insured's lifetime except for non-payment of premium. No benefits added to your Policy after the Policy Date can be contested after they have been in force for two years from the effective date of such benefit, during the Insured's lifetime except for non-payment of premium.

We must receive any election, designation, change, assignment, or any other change request you make in writing. We may require a return of your Policy for any Policy change or for paying Death Benefits. If your Policy has been lost, we will require that you complete and return a "Policy Replacement Form." The effective date of any change will be the date the request was signed. Any change will not affect payments made or action taken by us before the change is recorded at our Customer Service Center.

You may assign this Policy as collateral security upon Written Notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid.

AUTHORITY TO CHANGE POLICY TERMS

Only the President, a Vice President, or the Secretary of the Company has authority to agree on behalf of the Company to any alteration of the Policy or to any waiver of the right or requirements of the Company.

This Policy is intended to qualify as a life insurance policy under the Code. To that end, all terms and provisions of the Policy shall be interpreted or implemented to ensure or maintain such qualification.

We reserve the right to amend this Policy, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements, in order to qualify the Policy as a life insurance policy under the Code. We will send you Written Notice of such amendments.

                              ADDITIONAL BENEFITS

Your Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from your Accumulation Value for each additional benefit you choose. These benefits may be canceled at any time. More details will be included in your Policy if you choose any of these benefits. A Policy may not contain both the Waiver of Specified Premium Rider and the Waiver of Cost of Insurance Rider at the same time.

From time to time we may make available Riders other than those listed below. Contact your registered representative for a complete list of the Riders available.

ACCIDENTAL DEATH BENEFIT RIDER

This Rider will pay the benefit amount selected by you if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70. The minimum amount of coverage is $10,000 and the maximum amount is the Stated Death Benefit.

ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, you determine a schedule of death benefits called the Target Death Benefit which you establish at levels to meet your projected needs in the future. You may set the Target Death Benefit to vary as often as each Policy Year. The Target Death Benefit will be listed in the schedule attached to the Policy.

Subject to our rules, the Target Death Benefit schedule may be changed after issue. See "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 48.

The amount of Adjustable Term Insurance in force at any time is the amount needed to fill the difference between the Target Death Benefit you have selected and the Base Death Benefit then in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit under the Policy (i.e., changes resulting from the federal income tax law definition of life insurance test you have chosen under option 1 or 2).

For example, assume the Base Death Benefit varies according to the following schedule. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

     Base Death Benefit       Target Death Benefit     Adjustable Term Insurance
                                                             Rider Amount
          $201,500                    $250,000                  $48,500
          $202,500                    $250,000                  $47,500
          $202,250                    $250,000                  $47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Term Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit under the Policy. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until you choose to remove it from your Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit you have applied for, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Withdrawals may reduce the amount of the Target Death Benefit. See "WITHDRAWALS," page 44.

We generally restrict the amount of the Target Death Benefit to an amount not more than 500% of the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $500,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from your Accumulation Value for the Adjustable Term Insurance Rider amount in effect. These cost of insurance charges may be lower than the rates applicable to the Base Death Benefit in the early Policy Years, and may be higher in the later Policy Years. See "Cost of Insurance Charge," page 60. Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for your Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred. See "DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE," page 48.

The Adjustable Term Insurance Rider provides life insurance coverage on the Insured as long as the Cash Surrender Value is sufficient to pay all of the deductions that are taken out of your Net Accumulation Value each month.

ADDITIONAL INSURED RIDER

This Rider allows you to provide for death benefits upon the death of immediate family members of the Insured. A maximum of nine Additional Insured Riders may be added to your Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of your Policy.

CHILDREN'S INSURANCE RIDER

This Rider will allow you to add death benefit coverage on your children. It also provides that you may cover children upon birth or legal adoption without presenting evidence of insurability to us. The minimum amount of coverage is $1,000 per child and the maximum amount of coverage is $10,000 per child.

EXCHANGE OF INSURED RIDER

This Rider allows you to change the person insured under your Policy. If you do so, the cost of insurance charge may change, but we will not change the Policy values or the Surrender Charge. There is no charge for this Rider. The exercise of this Rider may have adverse tax consequences. For federal tax purposes, the exercise of this Rider is treated as a surrender of the Policy. Consult your tax advisor. See "FEDERAL TAX CONSIDERATIONS," page 69.

GUARANTEED INSURABILITY RIDER

This Rider will allow you to increase your Stated Death Benefit without providing us with evidence that the Insured remains insurable during the Policy. Increases are limited in amount and timing.

WAIVER OF THE COST OF INSURANCE RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from your Net Accumulation Value.

WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium will be credited monthly to the Policy. In your application you select the amount of premium, within limits, that will be waived.

GUARANTEED MINIMUM DEATH BENEFIT RIDER

This Rider provides that the Policy will remain in force for the selected Guarantee Period regardless of the amount of the Cash Surrender Value, provided certain conditions are met.

                          FEDERAL TAX CONSIDERATIONS

                    The Following Discussion is General and
                         Is Not Intended as Tax Advice

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with your purchase of the Policy and does not purport to be complete or to cover all situations. Southland advises that counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Southland's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service.

TAX STATUS OF THE POLICY

Code section 7702 sets forth the definition of a life insurance contract for federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, Southland believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under section 7702, issued on July 5, 1991) that such a Policy should meet the section 7702 definition of a "life insurance contract."

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of section 7702 should be applied in determining whether such a Policy meets the section 7702 definition of a life insurance contract.

If it is subsequently determined that a Policy does not satisfy section 7702, Southland may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702. For these reasons, Southland reserves the right to restrict Policy transactions as necessary to attempt to continue its qualification as a life insurance contract under section 7702.

In addition to the definitional test described above, section 817(h) mandates that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under section 7702 of the Code. The Variable Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. ss.1.817-5, which affect how the Portfolio's assets are to be invested.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Southland does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Southland therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Southland does not guarantee the tax treatment of any such arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. Southland believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a flexible-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under Code section 101(a)(1).

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from type A to type B or vice versa), a policy loan, a Withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

Generally, the Owner will not be deemed to be in constructive receipt of the Accumulation Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy, depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such a Policy's maturity, if the amounts received plus the amount of indebtedness exceeds the total investment in the Policy the excess will generally be treated as ordinary income subject to tax.

MODIFIED ENDOWMENT CONTRACTS. Code section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Southland will, however, monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed as distributions from a modified endowment contract.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans generally are treated as indebtedness of the Owner. However, the tax treatment of Preferred Loans from a Policy that is not a Modified Endowment Contract is uncertain. The Owner should consult a tax adviser with respect to Preferred Loans.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not Modified Endowment Contract are subject to the 10 percent additional tax.

POLICY LOAN INTEREST. Interest paid on a Policy loan generally is not tax deductible. The Owner should consult a tax adviser before deducting any interest on a Policy loan.

INVESTMENT IN THE POLICY. Investment in the Policy means (I) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Southland (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(e).

POSSIBLE CHANGES IN TAX LAW. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Policies. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

                               OTHER INFORMATION

REPORTS TO OWNERS

Southland maintains records and accounts of all transactions involving the Policy, the Guaranteed Interest Account and the Variable Account. Each year, we will send you a report that shows current information regarding your Policy. This report will show for the last Policy Year the current Accumulation Value, Cash Surrender Value and Premiums paid since the last report. The report will also show the allocation of your Accumulation Value as of the date of the report and the amounts added to or deducted from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value since the last report. The report will include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Policy is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Subaccounts invest, as well as any other reports, notices or documents required by law to be furnished to Policyowners.

DISTRIBUTION OF THE POLICIES

ING America Equities, Inc. is principal underwriter and distributor of the Policies as well as of other contracts issued through the Variable Account and other separate accounts of Southland. ING America Equities, Inc. is an affiliate of Southland. It is a corporation organized under the laws of the State of Colorado in 1993. Its officers are located at 1290 Broadway, Denver, Colorado, 80203-1290. It is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ING America Equities, Inc. serves as underwriter/distributor for other separate accounts registered with the SEC. We pay ING America Equities, Inc. for acting as principal underwriter under a distribution agreement. The Policy will be offered on a continuous basis and Southland does not anticipate discontinuing the offer.

ING America Equities, Inc. will enter into sales agreements with broker-dealers to solicit for the sale of the Policies through registered representatives who are licensed to sell securities and variable insurance products. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 85% of all premiums paid in the first Policy Year up to one Target Premium, and 3% of premiums paid in the first Policy Year in excess of one Target Premium. An additional 3% is paid on premiums received in Policy Years 2 through 10. In addition, certain bonuses and managerial compensation may be paid.

YEAR 2000

Like all financial services providers, Southland and its affiliates (including the Customer Service Center) utilize data processing systems that may be affected by Year 2000 transition issues and

Southland relies on service providers, including banks, administrators and investment managers that also may be affected by transition issues. Southland and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Southland and its affiliates. However, as of the date of this prospectus, Southland does not anticipate that Owners will experience negative effects on their investment or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Southland and its affiliates currently anticipate that their systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that they will be successful, or that interaction with other service providers will not impair Southland's or its affiliates' services at that time.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Southland will vote Portfolio shares held in the Variable Account at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Southland otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount, and may include fractional votes. An Owner holds a voting interest in each Subaccount to which the Variable Accumulation Value is allocated.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Owner's Subaccount Accumulation Value by the net asset value per share of the Portfolio in which that Subaccount invests.

The number of votes available to an Owner will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

Portfolio shares as to which no timely instructions are received and shares held by Southland in a Subaccount as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under "CHANGES RELATING TO THE

VARIABLE ACCOUNT," page 32) may require Contract Owner approval. In that case, you will be entitled to vote in proportion to your Variable Accumulation Value.

We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise Owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Southland, as an insurance company, is ordinarily involved in lawsuits, including class action lawsuits. In some class action or other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation can not be predicted with certainty, we do not believe that any current litigation is material to Southland's ability to meet its obligations under the Policy or to the Variable Account nor do we expect to incur significant losses from such actions.

SOUTHLAND'S DIRECTORS AND OFFICERS

Southland Life Insurance Company is managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of Southland's directors.

     NAME AND ADDRESS  POSITION WITH   PRINCIPAL OCCUPATION DURING THE PAST
                       SOUTHLAND LIFE                FIVE YEARS
================================================================================
Fred S. Hubbell          Chairman      Chairman, Southland Life Insurance
Equitable of Iowa                      Company (since 1998); President and Chief
909 Locust Street                      Executive Officer, ING US & Life Annuity
Des Moines, IA 50309                   Operations (since 1997); President, Chief
                                       Executive Officer and Chairman of
                                       Equitable of Iowa Companies (1987-1997)
--------------------------------------------------------------------------------

     NAME AND ADDRESS         POSITION WITH       PRINCIPAL OCCUPATION DURING THE PAST
                              SOUTHLAND LIFE                  FIVE YEARS
=================================================================================================
James D. Thompson             Director and        President, Southland Life Insurance
5780 Powers Ferry Road, N.W.  President           Company, (since 1995); Chief Operating
Atlanta, GA  30327-4390                           Officer, Southland Life Insurance Company
                                                  (1995-1998); President, Life Insurance
                                                  Company of Georgia (since 1998);
                                                  Executive Vice President & Chief Financial
                                                  Officer, ING America Life Corporation and
                                                  Security Life (1993-1995); Vice President,
                                                  ITT Corporation (1992-1993); Executive
                                                  Vice President, ITT Corporation (1990-
                                                  1993).
-------------------------------------------------------------------------------------------------
Michael W. Cunningham         Director            Executive Vice President, Chief Financial
5780 Powers Ferry Road, N.W.                      Officer & Treasurer, ING North America
Atlanta, GA  30327-4390                           Insurance Corporation (since 1995);
                                                  Executive Vice President, Chief
                                                  Financial Officer (1994-1995); Senior Vice
                                                  President, Chief Financial Officer (1991-1994).
-------------------------------------------------------------------------------------------------
Linda B. Emory                Director            Executive Vice President, Corporate
5780 Powers Ferry Road, N.W.                      Actuary & Secretary, ING North America
Atlanta, GA  30327-4390                           Insurance Corporation (since 1995);
                                                  Executive Vice President, ING North
                                                  America Insurance Corporation (since
                                                  1994); Director, Life of Georgia (1991-
                                                  1994); Senior Vice President, Life of
                                                  Georgia (1990-1994).
-------------------------------------------------------------------------------------------------
Valerie G. Brown              Director            Director (since 1997); President, Medical
5780 Powers Ferry Road, N.W.                      Risk Solutions (since 1998); Executive Vice
Atlanta, GA  30327-4390                           President - Strategic Marketing &
                                                  Management Development, ING North
                                                  America Life Insurance Company (1996-
                                                  1998); Vice President - Marketing, Taco
                                                  Bell  Corporation (1992-1996).
-------------------------------------------------------------------------------------------------

     NAME AND ADDRESS         POSITION WITH       PRINCIPAL OCCUPATION DURING THE PAST
                              SOUTHLAND LIFE                   FIVE YEARS
=================================================================================================
B. Scott Burton               Director,           Director & Secretary (since 1997); Vice
5780 Powers Ferry Road, N.W.  Vice President      President & General Counsel (since 1996);
Atlanta, GA  30327-4390       and Secretary       Associate General Counsel (1994-1996) ,
                                                  Southland Life Insurance Company; Vice
                                                  President, General Counsel & Sectary, Life
                                                  Insurance Company of Georgia (since
                                                  1998);  Associate General Counsel,
                                                  Confederation Life Insurance Company
                                                  (1990-1994).
-------------------------------------------------------------------------------------------------
W. Kenneth Hunt, III          Director and        Chief Operating Officer, Life Insurance
                              Chief Operating     Company of Georgia and Southland Life
                              Officer             Insurance Company (since 1998); Chief Financial
                                                  Officer, Southland Life Insurance Company and
                                                  Life Insurance Company of Georgia (since June 1997);
                                                  Senior Vice President, ING North America Insurance
                                                  Corporation (since 1998); President, Liberty Life
                                                  Insurance Company (1994-1996); President
                                                  Liberty Pre-Need Group (1993-1994); President,
                                                  Liberty Life Insurance Company (1991-1993).
-------------------------------------------------------------------------------------------------

The following table sets forth the names, addresses and principal occupations during the last five years of the senior officers of Southland (other than officers who are members of Southland's board of directors).

     NAME AND ADDRESS         POSITION WITH            PRINCIPAL OCCUPATION DURING THE
                              SOUTHLAND LIFE                 PAST FIVE YEARS
=================================================================================================
John R. Barmeyer              Senior Vice President -  Senior Vice President - Legal
5780 Powers Ferry Road, N.W.  Legal Services           Services U.S.A.and Chief Legal
Atlanta, GA  30327-4390                                Officer - ING America Insurance
                                                       Holdings (since 1997); Director,
                                                       Life of Georgia and Southland Life
                                                       Insurance Company (1992-1998);
                                                       General Counsel, ING America
                                                       Life Insurance Corporation, and
                                                       Senior Vice President, General
                                                       Counsel & Secretary, Life  of
                                                       Georgia (1992-98).
-------------------------------------------------------------------------------------------------

     NAME AND ADDRESS                   POSITION WITH                 PRINCIPAL OCCUPATION DURING THE
                                        SOUTHLAND LIFE                        PAST FIVE YEARS
=============================================================================================================
James J. Carey                          Senior Vice President -       Senior Vice President -
5780 Powers Ferry Road, N.W.            Chief Marketing               Marketing/Chief Marketing Officer
Atlanta, GA  30327-4390                 Officer                       (since 1996); President, United
                                                                      Securities Alliance (1994-1996);
                                                                      Independent Consulting (1992-
                                                                      1994).
-------------------------------------------------------------------------------------------------------------
Pamela M. Crane                         Senior Vice President -       Senior Vice President -
5780 Powers Ferry Road, N.W.            Actuarial/Finance             Actuarial/Finance (since 1995);
Atlanta, GA  30327-4390                                               Vice President - BIO (1994-1995);
                                                                      Consultant, Tillinghast (1988-
                                                                      1994).
-------------------------------------------------------------------------------------------------------------
Michael E. Fisher                       Senior Vice President -       Senior Vice President-Litigation -
5780 Powers Ferry Road, N.W.            Litigation                    ING North America Insurance
Atlanta, GA  30327-4390                                               Company (since 1996); Partner,
                                                                      Gorby & Reeves, P.C. (1992-
                                                                      1996).
-------------------------------------------------------------------------------------------------------------
Larry F. Nordin                         Senior Vice President -       Senior Vice President-Medical
5780 Powers Ferry Road, N.W.            Medical Risk Solutions        Risk Solutions (since 1996); Vice
Atlanta, GA  30327-4390                                               President - Group Sales (1988-
                                                                      1996).
-------------------------------------------------------------------------------------------------------------
Allen W. Rightmeyer                     Vice President -              Vice President-Underwriting and
5780 Powers Ferry Road, N.W.            Underwriting and              Insurance Services (since 1998);
Atlanta, GA  30327-4390                 Insurance Services            Vice President-Operations (1996-
                                                                      1998); Senior Vice President,
                                                                      Aegon USA (1988-1996).
-------------------------------------------------------------------------------------------------------------
Samuel H. Turner                        Senior Vice President -       Senior Vice President-Emerging
5780 Powers Ferry Road, N.W.            Emerging Markets              Markets (since 1997); President &
Atlanta, GA  30327-4390                                               Owner - Alliance Marketing
                                                                      Resources (1991-1997).
-------------------------------------------------------------------------------------------------------------
Douglas L. Donivan                      Vice President -              Vice President-Customer Services
5780 Powers Ferry Road, N.W.            Customer Services             (since 1998); Senior Vice President
Atlanta, GA 30327-4390                                                Operations, Liberty Insurance
                                                                      Services (1991-1998).
-------------------------------------------------------------------------------------------------------------

     NAME AND ADDRESS              POSITION WITH                 PRINCIPAL OCCUPATION DURING THE
                                   SOUTHLAND LIFE                        PAST FIVE YEARS
====================================================================================================================
Charles D. Lewis, Jr.              Vice President -              Vice President-Management &
5780 Powers Ferry Road, N.W.       Management &                  Organization Development (since
Atlanta, GA 30327-4390             Organization                  1998); Senior Vice President,
                                   Development                   Corporate Services (1997-1998);
                                                                 Vice President, Human Resources
                                                                 (1996-1997);Vice President,
                                                                 Corporate Education &
                                                                 Development-Security Life of
                                                                 Denver (1993-1996).
--------------------------------------------------------------------------------------------------------------------
David S. Pendergrass               Treasurer                     Treasurer, Life Insurance Company
5780 Powers Ferry Road, N.W.                                     of Georgia and Southland Life
Atlanta, GA 30327-4390                                           Insurance Company (since 1997);
                                                                 Vice President & Treasurer, ING
                                                                 North America Insurance Corporation (since 1995);
                                                                 Treasury Manager, Scientific- Atlanta
                                                                 International (1989-1995).
--------------------------------------------------------------------------------------------------------------------

A fidelity bond in the amount of $6 million in Guilders covering Southland's officers and employees has been issued by NN Reinsurance Company, N.V.

EXPERTS

The financial statements of Southland Life Insurance Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, as well as the financial statements of Southland Separate Account L1 at December 31, 1997, and for the period from January 31, 1997 through December 31, 1997, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Pamela M. Crane, who is Senior Vice President - Finance/Actuarial of Southland Life Insurance Company. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

LEGAL MATTERS

The legal matters in connection with the Policy described in this Prospectus have been passed on by B. Scott Burton, Vice President, Secretary and General Counsel of Southland. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

FINANCIAL STATEMENTS

The audited financial statements of Southland Separate Account L1 at December 31, 1997, and for the period from January 31, 1997 through December 31, 1997, are included beginning on the next page. Immediately following are the audited financial statements of Southland Life Insurance Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997.

                         Southland Separate Account L1

                             Financial Statements

                        Period ended December 31, 1997



                                   CONTENTS

Report of Independent Auditors....................................   2

Audited Financial Statements

     Statement of Net Assets......................................   3
     Statement of Operations......................................   8
     Statement of Changes in Net Assets...........................  13
     Notes to Financial Statements................................  18

                        Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying statement of net assets of Southland Separate Account L1 (comprising, respectively, the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Portfolios) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market, Index 500, Equity-Income, High Income, Contrafund, and Investment Grade Bond Portfolios) ("VIP and VIP II"), the INVESCO Variable Investment Funds, Inc. (comprising the Industrial Income and Utilities Portfolios) ("INVESCO") and the Janus Aspen Series (comprising the Growth, Aggressive Growth, Worldwide Growth, International Growth, Balanced, and Short-Term Bond Portfolios) ("Janus") Sub-Accounts) as of December 31, 1997, and the related statements of operations and changes in net assets for the period from January 31, 1997 to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the Southland Separate Account L1 at December 31, 1997, and the results of their operations and the changes in their net assets for the period from January 31, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.



Atlanta, Georgia
April 10, 1998

                         Southland Separate Account L1

STATEMENT OF NET ASSETS
DECEMBER 31, 1997                            TOTAL
                                              ALL        TOTAL        TOTAL       TOTAL       TOTAL
                                           DIVISIONS     ALGER    VIP & VIP II   INVESCO      JANUS
                                        -------------------------------------------------------------
ASSETS
Investments in mutual Portfolios at
     market value (See Note C for
     cost values)                         $4,783,209   $598,592     $2,951,658   $144,349  $1,088,610
                                        -------------------------------------------------------------
Total Assets                               4,783,209    598,592      2,951,658    144,349   1,088,610
                                        -------------------------------------------------------------
 LIABILITIES
Due to (from) Southland Life
     Insurance Company                      (183,806)       516       (185,302)       119         861
Due to (from) other divisions                      -        (22)            44          -         (22)
                                        -------------------------------------------------------------
Total Liabilities                           (183,806)       494       (185,258)       119         839
                                        -------------------------------------------------------------

Net Assets                                 4,967,015    598,098      3,136,916    144,230   1,087,771
                                        =============================================================

POLICYHOLDER RESERVES
Reserves for Policyholders
     (See Note B)                          4,967,015    598,098      3,136,916    144,230   1,087,771
                                        -------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES               $4,967,015   $598,098     $3,136,916   $144,230  $1,087,771
                                        =============================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF NET ASSETS (CONTINUED)                                      ALGER
DECEMBER 31, 1997
                                                         AMERICAN       AMERICAN               AMERICAN
                                             TOTAL         SMALL         MIDCAP     AMERICAN   LEVERAGED
                                             ALGER    CAPITALIZATION     GROWTH      GROWTH     ALLCAP
                                         ---------------------------------------------------------------
ASSETS
Investments in mutual Portfolios at
      market value (See note C for
      cost values)                         $598,592       $  167,494   $  161,708  $  172,270  $  97,120
                                         ---------------------------------------------------------------
Total Assets                                598,592          167,494      161,708     172,270     97,120
                                         ---------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
      Insurance Company                         516              145          133         137        101
Due to (from) other divisions                   (22)             (22)           -           -          -
                                         ---------------------------------------------------------------
Total Liabilities                               494              123          133         137        101
                                         ---------------------------------------------------------------

Net Assets                                  598,098          167,371      161,575     172,133     97,019
                                         ===============================================================

POLICYHOLDER RESERVES
Reserves for Policyholders
      (See Note B)                          598,098          167,371      161,575     172,133     97,019
                                         ---------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES                $598,098       $  167,371   $  161,575  $  172,133  $  97,019
                                         ===============================================================

Number of sub-account units outstanding
 (See Note G)                                              15,602.47    13,909.25   13,399.38   8,148.77
                                                      ==================================================

Net value per sub-account unit                            $    10.73   $    11.62  $    12.85  $   11.91
                                                      ==================================================

      See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF NET ASSETS (CONTINUED)                                                              VIP  & VIP  II
DECEMBER 31, 1997
                                              TOTAL        ASSET                              MONEY                    EQUITY-
                                          VIP & VIP II    MANAGER     GROWTH    OVERSEAS      MARKET     INDEX 500     INCOME
                                        ---------------------------------------------------------------------------------------
ASSETS
Investments in mutual Portfolios at
market value  (See Note C for
     cost values)                           $2,951,658   $  81,790  $  247,785  $  40,370  $ 1,223,183   $  398,429  $  343,375
                                        ---------------------------------------------------------------------------------------

Total Assets                                 2,951,658      81,790     247,785     40,370    1,223,183      398,429     343,375
                                        ---------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
     Insurance Company                        (185,302)         64         204         26     (186,652)         270         277
Due to (from) other divisions                       44           -           -          -           88            -         (22)
                                        ---------------------------------------------------------------------------------------
Total Liabilities                             (185,258)         64         204         26     (186,564)         270         255
                                        ---------------------------------------------------------------------------------------

Net Assets                                   3,136,916      81,726     247,581     40,344    1,409,747      398,159     343,120
                                        =======================================================================================

POLICYHOLDER RESERVES
Reserves for Policyholders
     (See Note B)                            3,136,916      81,726     247,581     40,344    1,409,747      398,159     343,120
                                        ---------------------------------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES                 $3,136,916   $  81,726  $  247,581  $  40,344  $ 1,409,747   $  398,159  $  343,120
                                        =======================================================================================

Number of sub-account units outstanding
 (See Note G)                                             6,482.68   19,868.31   3,494.45   115,644.20    28,102.34   25,474.83

Net value per sub-account unit                           $   12.61  $    12.46  $   11.55  $     12.19   $    14.17  $    13.47
                                                        =======================================================================


STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997
                                            HIGH                  INVESTMENT
                                           INCOME    CONTRAFUND   GRADE BOND
                                        ------------------------------------
ASSETS
Investments in mutual Portfolios at
market value  (See Note C for
     cost values)                        $  139,193    $  423,272    $54,261
                                        ------------------------------------
Total Assets                                139,193       423,272     54,261
                                        ------------------------------------

LIABILITIES
Due to (from) Southland Life
       Insurance Company                        116           351         42
Due to (from) other divisions                     -           (22)         -
                                        ------------------------------------
Total Liabilities                               116           329         42
                                        ------------------------------------

Net Assets                                  139,077       422,943     54,219
                                        ====================================

POLICYHOLDER RESERVES
Reserves for Policyholders
     (See Note B)                           139,077       422,943     54,219
                                        ------------------------------------

TOTAL POLICYHOLDER RESERVES              $  139,077    $  422,943    $54,219
                                        ====================================

Number of sub-account units outstanding
 (See Note G)                             11,714.00     31,768.10   4,900.06

Net value per sub-account unit           $    11.87    $    13.31     $11.06
                                        ====================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF NET ASSETS (CONTINUED)                                 INVESCO
DECEMBER 31, 1997
                                                 TOTAL             INDUSTRIAL
                                                INVESCO              INCOME              UTILITIES
                                        ---------------------------------------------------------------
ASSETS
Investments in mutual Portfolios at
  market value (See Note C for
  cost values)                                   $144,349           $  141,117              $ 3,232
                                        ---------------------------------------------------------------
Total Assets                                      144,349              141,117                3,232
                                        ---------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
     Insurance Company                                119                  116                    3
Due to (from) other divisions                           -                    -                    -
                                        ---------------------------------------------------------------
Total Liabilities                                     119                  116                    3
                                        ---------------------------------------------------------------

Net Assets                                        144,230              141,001                3,229
                                        ===============================================================

POLICYHOLDER RESERVES
Reserves for Policyholders
      (See Note B)                                144,230              141,001                3,229
                                        ---------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES                      $144,230           $  141,001              $ 3,229
                                        ===============================================================

Number of sub-account units outstanding
 (See Note G)                                                        11,223.70               250.46
                                                                  =====================================

Net value per sub-account unit                                      $    12.56              $ 12.89
                                                                  =====================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997                                                                JANUS

                                             TOTAL                 AGGRESSIVE  WORLDWIDE   INTERNATIONAL              SHORT-TERM
                                             JANUS       GROWTH      GROWTH      GROWTH       GROWTH       BALANCED      BOND
                                        ----------------------------------------------------------------------------------------
ASSETS
Investments in mutual Portfolios at
   market value (See Note C for
   cost values)                           $1,088,610   $  249,138   $  95,804  $  482,941     $  155,061  $  94,523    $  11,143
                                        ----------------------------------------------------------------------------------------
Total Assets                               1,088,610      249,138      95,804     482,941        155,061     94,523       11,143
                                        ----------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Southland Life
     Insurance Company                           861          198          75         396            123         63            6
Due to (from) other divisions                    (22)           -           -           -              -        (22)           -
                                        ----------------------------------------------------------------------------------------
Total Liabilities                                839          198          75         396            123         41            6
                                        ----------------------------------------------------------------------------------------

Net Assets                                 1,087,771      248,940      95,729     482,545        154,938     94,482       11,137
                                        ========================================================================================

POLICYHOLDER RESERVES
Reserves for Policyholders
      (See Note B)                         1,087,771      248,940      95,729     482,545        154,938     94,482       11,137
                                        ----------------------------------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES               $1,087,771   $  248,940   $  95,729  $  482,545     $  154,938  $  94,482    $  11,137
                                        ========================================================================================

Number of sub-account units outstanding
 (See Note G)                                           20,034.70    8,875.28   38,107.83      12,384.22   7,592.84     1,034.55

Net value per sub-account unit                         $    12.43   $   10.79  $    12.66     $    12.51  $   12.44    $   10.77
                                                       =========================================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 31, 1997
TO DECEMBER 31, 1997                        TOTAL

                                             ALL      TOTAL       TOTAL       TOTAL     TOTAL
                                          DIVISIONS   ALGER    VIP & VIP II  INVESCO    JANUS
                                        ------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual Portfolios           $ 47,219  $   829        $29,532  $ 9,839   $ 7,019
Less:  Valuation period deductions
      (See Note B)                           13,332    2,047          8,582      305     2,398
                                        ------------------------------------------------------
Net Investment Income (Loss)                 33,887   (1,218)        20,950    9,534     4,621

REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
       investments                           18,964    4,877          6,680      604     6,803
Net unrealized gains (losses) on
      investments                           118,688   26,112         69,730   (1,884)   24,730
                                        ------------------------------------------------------
Net Realized and Unrealized Gains
      (Losses) on Investments               137,652   30,989         76,410   (1,280)   31,533
                                        ------------------------------------------------------

NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                           $171,539  $29,771        $97,360  $ 8,254   $36,154
                                        ======================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF OPERATIONS (CONTINUED)                                   ALGER
FOR THE PERIOD FROM JANUARY 31, 1997 TO
 DECEMBER 31, 1997
                                                       AMERICAN      AMERICAN               AMERICAN
                                           TOTAL         SMALL        MIDCAP    AMERICAN   LEVERAGED
                                           ALGER    CAPITALIZATION    GROWTH     GROWTH      ALLCAP
                                        ------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual Portfolios          $   829           $  319     $   18    $   492   $
Less:  Valuation period deductions
     (See Note B)                           2,047              550        511        543         443
                                        ------------------------------------------------------------
Net Investment Income (Loss)               (1,218)            (231)      (493)       (51)       (443)

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
        investments                         4,877              988      1,017      1,571       1,301
Net unrealized gains (losses) on
     investments                           26,112            7,706      1,036      9,623       7,747
                                        ------------------------------------------------------------
Net Realized and Unrealized Gains
     (Losses) on Investments               30,989            8,694      2,053     11,194       9,048
                                        ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                           $29,771           $8,463     $1,560    $11,143      $8,605
                                        ============================================================

See accompanying notes.

                         Southland Separate Account L1


STATEMENT OF OPERATIONS (CONTINUED)                                        VIP  & VIP II
FOR THE PERIOD FROM JANUARY 31, 1997 TO
DECEMBER 31, 1997

                                               TOTAL         ASSET                           MONEY                 EQUITY-    HIGH

                                            VIP & VIP II    MANAGER    GROWTH   OVERSEAS    MARKET    INDEX 500     INCOME   INCOME

                                          ------------------------------------------------------------------------------------------


INVESTMENT INCOME

Dividends from mutual Portfolios                 $29,532     $    -    $    -      $   -    $29,532     $     -     $    -   $    -

Less:  Valuation period deductions

      (See Note B)                                 8,582        142       322         65      4,934         710        431      398

                                          ------------------------------------------------------------------------------------------

Net Investment Income (Loss)                      20,950       (142)     (322)       (65)    24,598        (710)      (431)    (398)







REALIZED AND UNREALIZED GAINS (LOSSES)

 ON INVESTMENTS

Net realized gains (losses) on

      investments                                  6,680        238       199         (3)         -       2,043        660      817

Net unrealized gains  (losses) on

      investments                                 69,730      2,096     2,921       (618)         -      17,360      9,223    7,284

                                          ------------------------------------------------------------------------------------------

Net Realized and Unrealized Gains

      (Losses) on Investments                     76,410      2,334     3,120       (621)         -      19,403      9,883    8,101

                                          ------------------------------------------------------------------------------------------




NET INCREASE (DECREASE) IN NET

      ASSETS RESULTING FROM

      OPERATIONS

                                                 $97,360     $2,192    $2,798      $(686)   $24,598     $18,693     $9,452   $7,703

                                          ==========================================================================================


                                                              INVESTMENT
                                                 CONTRAFUND   GRADE BOND
                                                 -----------------------
INVESTMENT INCOME
Dividends from mutual Portfolios                  $      -       $    -
Less:  Valuation period deductions
      (See Note B)                                   1,381          199
                                                  ---------------------
Net Investment Income (Loss)                        (1,381)        (199)


REALIZED AND UNREALIZED GAINS (LOSSES
 ON INVESTMENTS
Net realized gains (losses) on
      investments                                    2,545          181
Net unrealized gains  (losses) on
      investments                                   28,977        2,487
                                                  ---------------------
Net Realized and Unrealized Gains
      (Losses) on Investments                       31,522        2,668
                                                  ---------------------

NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS
                                                  $ 30,141       $2,469
                                                  =====================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF OPERATIONS  (CONTINUED)
FOR THE PERIOD FROM JANUARY 31,                                             INVESCO
1997 TO DECEMBER 31, 1997
                                                       TOTAL               INDUSTRIAL
                                                      INVESCO                INCOME              UTILITIES
                                                   ----------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual Portfolios                      $ 9,839                 $ 9,766                 $ 73
Less:  Valuation period deductions
     (See Note B)                                         305                     300                    5
                                                   ----------------------------------------------------------
Net Investment Income (Loss)                            9,534                   9,466                   68


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains  (losses) on
     investments                                          604                     592                   12
Net unrealized gains (losses) on
     investments                                       (1,884)                 (2,062)                 178
                                                   ----------------------------------------------------------
Net Realized and Unrealized Gains
     (Losses) on Investments                           (1,280)                 (1,470)                 190
                                                   ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                       $ 8,254                 $ 7,996                 $258
                                                   ==========================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF OPERATIONS  (CONTINUED)
FOR THE PERIOD  FROM JANUARY 31,                                               JANUS
1997 TO DECEMBER 31, 1997

                                           TOTAL                AGGRESSIVE     WORLDWIDE    INTERNATIONAL                SHORT-TERM
                                           JANUS     GROWTH       GROWTH        GROWTH         GROWTH         BALANCED      BOND
                                        -------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual portfolios          $ 7,019    $ 2,261        $    -       $ 2,031          $   226       $  825      $ 1,676
Less:  Valuation period deductions
      (See Note B)                          2,398        661           240           995              297          184           21
                                        -------------------------------------------------------------------------------------------
Net Investment Income (Loss)                4,621      1,600          (240)        1,036              (71)         641        1,655


REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
      investments                           6,803      2,977         1,170         1,592              983           75            6
Net unrealized gains (losses) on
      investments                          24,730      6,871         6,573        11,707           (1,597)       2,688       (1,512)

                                        -------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains
      (Losses) on Investments              31,533      9,848         7,743        13,299             (614)       2,763       (1,506)

                                        -------------------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                          $36,154    $11,448        $7,503       $14,335          $  (685)      $3,404      $   149
                                        ===========================================================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM JANUARY 31,                    TOTAL
1997 TO DECEMBER 31, 1997                           ALL           TOTAL          TOTAL          TOTAL         TOTAL
                                                 DIVISIONS        ALGER      VIP & VIP II      INVESCO        JANUS
                                              -----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                     $   33,887     $ (1,218)     $    20,950     $  9,534     $    4,621
Net realized gains  (losses) on
     investments                                     18,964        4,877            6,680          604          6,803
Net unrealized gains (losses) on
     investments                                    118,688       26,112           69,730       (1,884)        24,730
                                              -----------------------------------------------------------------------
Increase (Decrease) in Net Assets
     from Operations                                171,539       29,771           97,360        8,254         36,154
                                              -----------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                      5,248,437      102,293        4,858,995       34,087        253,062
Cost of insurance and administrative
     expenses                                      (437,265)     (55,276)        (304,785)      (8,313)       (68,891)
Surrenders                                           (1,357)        (346)            (677)          (8)          (326)
Net transfers among divisions
     (including the guaranteed interest
     account in the general account)                (14,339)     521,656       (1,513,977)     110,210        867,772
                                              -----------------------------------------------------------------------
Increase from Principal Transactions              4,795,476      568,327        3,039,556      135,976      1,051,617
                                              -----------------------------------------------------------------------

Total Increase in Net Assets                      4,967,015      598,098        3,136,916      144,230      1,087,771

Net Assets at Beginning of Year                           -            -                -            -              -
                                              -----------------------------------------------------------------------

Net Assets at End of Year                        $4,967,015     $598,098      $ 3,136,916     $144,230     $1,087,771
                                              =======================================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)                          ALGER
FOR THE PERIOD  FROM JANUARY 31,
1997 TO DECEMBER 31, 1997                               AMERICAN      AMERICAN               AMERICAN
                                            TOTAL         SMALL        MIDCAP    AMERICAN   LEVERAGED
                                            ALGER    CAPITALIZATION    GROWTH     GROWTH      ALLCAP
                                        -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)              $ (1,218)        $   (231)  $   (493)  $    (51)   $   (443)
Net realized gains (losses) on
        investments                          4,877              988      1,017      1,571       1,301
Net unrealized gains (losses) on
     investments                            26,112            7,706      1,036      9,623       7,747
                                        -------------------------------------------------------------
Increase (Decrease) in Net Assets
     from Operations                        29,771            8,463      1,560     11,143       8,605
                                        -------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                               102,293           19,354     41,846     21,286      19,807
Cost of insurance and administrative
     expenses                              (55,276)         (14,992)   (12,080)   (17,070)    (11,134)
Surrenders                                    (346)            (127)       (23)      (180)        (16)
Net transfers among divisions
     (including the guaranteed interest
     account  in the general account)      521,656          154,673    130,272    156,954      79,757
Increase  from Principal Transactions      568,327          158,908    160,015    160,990      88,414
                                        -------------------------------------------------------------
Total Increase in Net  Assets              598,098          167,371    161,575    172,133      97,019

Net Assets at Beginning of Year                  -                -          -          -           -
                                        -------------------------------------------------------------
Net Assets at End of Year                 $598,098         $167,371   $161,575   $172,133    $ 97,019
                                        =============================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIOD  FROM JANUARY 31,                                                VIP & VIP II
1997 TO DECEMBER 31, 1997
                                             TOTAL       ASSET                              MONEY                  EQUITY-
                                          VIP & VIP II  MANAGER    GROWTH   OVERSEAS       MARKET     INDEX 500    INCOME
                                        --------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)             $    20,950   $  (142)  $   (322)   $   (65)    $  24,598    $   (710)  $   (431)
Net realized gains (losses) on
     investments                               6,680       238        199         (3)            -       2,043        660
Net unrealized gains (losses) on
     investments                              69,730     2,096      2,921       (618)            -      17,360      9,223
                                        --------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
     from Operations                          97,360     2,192      2,798       (686)       24,598      18,693      9,452
                                        --------------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                               4,858,995    28,701     13,829      8,799     4,552,361      80,172     26,271
Cost of insurance and administrative
     expenses                               (304,785)   (3,199)    (8,783)    (2,955)     (215,522)    (16,744)    (7,481)
Surrenders                                      (677)      (16)       (16)         -             -         (58)        (8)
Net transfers among divisions
     (including the guaranteed interest
     account in the general account)      (1,513,977)   54,048    239,753     35,186    (2,951,690)    316,096    314,886
                                        --------------------------------------------------------------------------------------
Increase  from Principal Transactions      3,039,556    79,534    244,783     41,030     1,385,149     379,466    333,668
                                        --------------------------------------------------------------------------------------

Total Increase in Net  Assets              3,136,916    81,726    247,581     40,344     1,409,747     398,159    343,120

Net  Assets at Beginning of Year                   -         -          -          -             -           -          -
                                        --------------------------------------------------------------------------------------
Net Assets at End of Year                $ 3,136,916   $81,726   $247,581    $40,344   $ 1,409,747    $398,159   $343,120
                                        ======================================================================================

                                             HIGH                  INVESTMENT
                                            INCOME    CONTRAFUND   GRADE BOND
                                        --------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)              $   (398)    $ (1,381)     $  (199)
Net realized gains (losses) on
     investments                               817        2,545          181
Net unrealized gains (losses) on
     investments                             7,284       28,977        2,487
                                        --------------------------------------
Increase (Decrease) in Net Assets
     from Operations                         7,703       30,141        2,469
                                        --------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                49,548       80,795       18,519
Cost of insurance and administrative
     expenses                               (9,095)     (35,811)      (5,195)
Surrenders                                       -         (579)           -
Net transfers among divisions
     (including the guaranteed interest
     account in the general account)        90,921                   348,397
                                        --------------------------------------
Increase  from Principal Transactions      131,374      392,802       51,750
                                        --------------------------------------

Total Increase in Net  Assets              139,077      422,943       54,219

Net  Assets at Beginning of Year                 -            -            -
                                        --------------------------------------
Net Assets at End of Year                 $139,077     $422,943      $54,219
                                        ======================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)               INVESCO
FOR THE PERIOD FROM JANUARY 31,
1997 TO DECEMBER 31, 1997                        TOTAL      INDUSTRIAL
                                                INVESCO       INCOME       UTILITIES
                                        ------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                   $  9,534      $  9,466         $   68
Net realized gains  (losses) on
       investments                                  604           592             12
Net unrealized gains (losses) on
       investments                               (1,884)       (2,062)           178
                                        ------------------------------------------------
Increase (Decrease) in Net Assets
                from Operations                   8,254         7,996            258
                                        ------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                     34,087        32,647          1,440
Cost of insurance and administrative
     expenses                                    (8,313)       (7,681)          (632)
Surrenders                                           (8)            -             (8)
Net transfers among divisions
     (including the guaranteed interest
     account in the general account)            110,210       108,039          2,171
Increase from Principal Transactions            135,976       133,005          2,971
                                        ------------------------------------------------
Total Increase in Net Assets                    144,230       141,001          3,229
Net Assets at Beginning of Year                       -             -              -
                                        ------------------------------------------------
Net Assets at End of Year                      $144,230      $141,001         $3,229
                                        ================================================

See accompanying notes.

                         Southland Separate Account L1

STATEMENT OF  CHANGES NET ASSETS (CONTINUED)
FOR THE PERIOD FROM  JANUARY 31,                                                 JANUS
DECEMBER 31, 1997

                                            TOTAL                 AGGRESSIVE   WORLDWIDE   INTERNATIONAL              SHORT-TERM
                                            JANUS       GROWTH      GROWTH      GROWTH        GROWTH       BALANCED      BOND
                                        ----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)              $    4,621   $  1,600     $   (240)   $  1,036        $    (71)   $   641      $ 1,655
Net realized gains (losses) on
     investments                               6,803      2,977        1,170       1,592             983         75            6
Net unrealized gains (losses) on
     investments                              24,730      6,871        6,573      11,707          (1,597)     2,688       (1,512)
                                        ----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
     from Operations                          36,154     11,448        7,503      14,335            (685)     3,404          149
                                        ----------------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                 253,062     70,041       28,978      98,303          36,942     18,703           95
Cost of insurance and administrative
     expenses                                (68,891)   (21,920)     (10,113)    (25,436)         (7,255)    (3,564)        (603)
Surrenders                                      (326)      (246)         (16)        (64)              -          -            -
Net transfers among divisions
     (including the guaranteed interest
     account in the general account)         867,772    189,617       69,377     395,407         125,936     75,939       11,496
                                        ----------------------------------------------------------------------------------------
Increase from Principal Transactions       1,051,617    237,492       88,226     468,210         155,623     91,078       10,988
                                        ----------------------------------------------------------------------------------------
Total Increase in Net Assets               1,087,771    248,940       95,729     482,545         154,938     94,482       11,137

Net Assets at Beginning of Year                    -          -            -           -               -          -            -
                                        ----------------------------------------------------------------------------------------
Net Assets at End of Year                 $1,087,771   $248,940     $ 95,729    $482,545        $154,938    $94,482      $11,137
                                        ========================================================================================

See accompanying notes.

                         Southland Separate Account L1


                         Notes to Financial Statements

                               December 31, 1997


NOTE A. ORGANIZATION

The Southland Separate Account L1 (the Separate Account) was established by resolution of the Board of Directors of Southland Life Insurance Company (the Company) on February 25, 1994. The Separate Account was inactive prior to January 31, 1997, except for matters relating to its organization as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Separate Account supports the operations of the Future Dimensions Variable Universal Life (Future Dimensions) contracts offered by the Company. The Separate Account may be used to support other variable life contracts as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the contracts will not be chargeable with liabilities arising out of any other operations of the Company.

The assets of the Separate Account are invested either in the Alger American Fund, in the Fidelity Variable Insurance Products and Variable Insurance Products II Funds, in the INVESCO Variable Investment Funds, Inc., or in the Janus Aspen Series, all of which are open-end, diversified management investment companies.

The Future Dimensions contracts allow the policyholders to specify the allocation of their purchase payments to the various Portfolios. They can also transfer their account values among the Portfolios. The Future Dimensions product also provides the policyholders the option to allocate their purchase payments, or to transfer their account values, to a Guaranteed Interest Account
(GIA). The GIA guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in the Separate Account financial statements.

Effective May 1, 1998 the sub-account of the Separate Account investing in Janus Aspen Series Short-Term Bond Portfolio will no longer be accepting new investments.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclose contingent assets and liabilities at the date of financial statements along with the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         Southland Separate Account L1


                         Notes to Financial Statements



NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

SECURITY VALUATION - The investment in shares of the Portfolios are valued at the closing net asset value (market value) per share as determined by the Portfolios on the day of measurement.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - The investments in shares of the Portfolios are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from security transactions are reported using the first-in-first-out (FIFO) method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

VALUATION PERIOD DEDUCTIONS - Charges are made directly against the assets of the Separate Account sub-accounts and are reflected daily in the computation of the unit values of the sub-accounts.

For Future Dimensions contracts, a daily deduction, at an annual rate of .90% of the daily asset value of the Separate Account sub-accounts is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the period from January 31, 1997 to December 31, 1997 were $13,332.

POLICYHOLDER RESERVES - Policyholder reserves are recorded in the financial statements at the aggregate account values of the policyholders invested in the Separate Account sub-accounts. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

                         Southland Separate Account L1


                         Notes to Financial Statements

NOTE C. INVESTMENTS

Portfolio shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and sub-account transfers. Portfolio shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other sub-accounts, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges were $437,265 for the year ended December 31, 1997. Distributions made by the Portfolios are reinvested in the Portfolios.

The following is a summary of Portfolio shares owned as of December 31, 1997:


                                                    NUMBER     NET ASSET    VALUE
                                                      OF         VALUE    OF SHARES    COST OF
PORTFOLIO                                           SHARES     AT MARKET  AT MARKET     SHARES
                                               -------------------------------------------------
The Alger American Fund:

  American Small Capitalization                      3,828.43    $ 43.75  $  167,494  $  159,788
  American MidCap Growth                             6,687.68      24.18     161,708     160,671
  American Growth                                    4,028.77      42.76     172,270     162,645
  American Leveraged AllCap                          4,191.63      23.17      97,120      89,374


Fidelity Variable Insurance Products (VIP &
VIP II) Funds:
  VIP Growth                                         6,678.84      37.10     247,785     244,864
  VIP Overseas                                       2,102.60      19.20      40,370      40,989
  VIP Money Market                               1,223,183.00       1.00   1,223,183   1,223,183
  VIP Equity-Income                                 14,142.30      24.28     343,375     334,152
  VIP High Income                                   10,249.85      13.58     139,193     131,909
  VIP II Asset Manager                               4,541.37      18.01      81,790      79,694
  VIP II Index 500                                   3,483.08     114.39     398,429     381,069
  VIP II Contrafund                                 21,227.28      19.94     423,272     394,295
  VIP II Investment Grade Bond                       4,320.14      12.56      54,261      51,774


INVESCO Variable Investment Funds, Inc.:
  Industrial Income                                  8,281.51      17.04     141,117     143,178
  Utilities                                            224.44      14.40       3,232       3,054

Janus Aspen Series:
  Growth                                            13,481.49      18.48     249,138     242,267
  Aggressive Growth                                  4,662.00      20.55      95,804      89,231
  Worldwide Growth                                  20,647.33      23.39     482,941     471,234
  International Growth                               8,390.75      18.48     155,061     156,658
  Balanced                                           5,410.59      17.47      94,523      91,837
  Short-Term Bond                                    1,256.26       8.87      11,143      12,655
                                                                        ------------------------

Total                                                                     $4,783,209  $4,664,521
                                                                        ========================

                         Southland Separate Account L1

                         Notes to Financial Statements


NOTE C. INVESTMENTS (CONTINUED)

For the period from January 31, 1997 to December 31, 1997, the cost of purchases (plus reinvested dividends) and the proceeds from sales of investments are as follows:


                                                 BEGINNING                                END
PORTFOLIO                                        OF PERIOD   PURCHASES      SALES      OF PERIOD
                                               --------------------------------------------------
The Alger American Fund:
    American Small Capitalization                $    -      $  174,655  $   (14,867)  $  159,788
    American MidCap Growth                            -         172,636      (11,965)     160,671
    American Growth                                   -         179,373      (16,728)     162,645
    American Leveraged AllCap                         -         100,744      (11,370)      89,374


Fidelity Variable Insurance Products (VIP &
 VIP II) Funds:
     VIP Growth                                       -         251,728       (6,864)     244,864
     VIP Overseas                                     -          44,050       (3,061)      40,989
     VIP Money Market                                 -       4,394,146   (3,170,963)   1,223,183
     VIP Equity-Income                                -         358,860      (24,708)     334,152
     VIP High Income                                  -         140,001       (8,092)     131,909
     VIP  II Asset Manager                            -          83,231       (3,537)      79,694
     VIP II Index 500                                 -         397,441      (16,372)     381,069
     VIP II Contrafund                                -         437,680      (43,385)     394,295
     VIP II Investment Grade Bond                     -          56,940       (5,166)      51,774


INVESCO Variable Investment Funds, Inc.:
     Industrial Income                                -         150,626       (7,448)     143,178
     Utilities                                        -           3,685         (631)       3,054

Janus Aspen Series:
     Growth                                           -         262,929      (20,662)     242,267
     Aggressive Growth                                -          99,839      (10,608)      89,231
     Worldwide Growth                                 -         496,797      (25,563)     471,234
     International Growth                             -         172,564      (15,907)     156,658
     Balanced                                         -          95,474       (3,638)      91,837
     Short-Term Bond                                  -          13,257         (603)      12,655
                                               --------------------------------------------------

Total                                            $    -      $8,086,656  $(3,422,129)  $4,664,521
                                               ==================================================

                         Southland Separate Account L1


                         Notes to Financial Statements


NOTE D. OTHER POLICY DEDUCTIONS

The Future Dimensions contracts provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account and are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Future Dimensions policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time they borrow against their policies, an amount equal to the loan amount is transferred from the Separate Account sub-accounts to a Loan Division to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account sub-accounts. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code.

                         Southland Separate Account L1


                         Notes to Financial Statements


NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the change in sub-account units for the period from January 31, 1997 to December 31, 1997:

                                                                                              (DECREASE)
                                                                                INCREASE         FOR
                                                 OUTSTANDING     INCREASE      (DECREASE)     SURRENDERS   OUTSTANDING
                                                 AT BEGINNING  FOR PAYMENTS  FOR DIVISIONAL      AND          AT END
SUB-ACCOUNT                                       OF  PERIOD     RECEIVED       TRANSFERS     WITHDRAWALS    OF PERIOD
                                               ------------------------------------------------------------------------
The Alger American Fund:
    American Small Capitalization                           -      1,812.32       13,801.96        (11.81)    15,602.47
    American MidCap Growth                                  -      3,498.77       10,412.47         (1.99)    13,909.25
    American Growth                                         -      1,647.95       11,765.41        (13.98)    13,399.38
    American Leveraged AllCap                               -      1,682.77        6,467.29         (1.29)     8,148.77


Fidelity Variable Insurance Products (VIP &
 VIP II) Funds:
     VIP Growth                                             -      1,125.24       18,744.30         (1.23)    19,868.31
     VIP Overseas                                           -        745.30        2,749.15             -      3,494.45
     VIP Money Market                                       -    418,912.02     (303,267.82)            -    115,644.20
     VIP Equity-Income                                      -      2,031.22       23,444.27          (.66)    25,474.83
     VIP High Income                                        -      4,220.46        7,493.54             -     11,714.00
     VIP  II Asset Manager                                  -      2,328.85        4,155.11         (1.28)     6,482.68
     VIP II Index 500                                       -      5,885.76       22,220.82         (4.24)    28,102.34
     VIP II Contrafund                                      -      6,214.88       25,597.20        (43.98)    31,768.10
     VIP II Investment Grade Bond                           -      1,719.86        3,180.20             -      4,900.06


INVESCO Variable Investment Funds, Inc.:
     Industrial Income                                      -      2,685.23        8,538.48          (.01)    11,223.70
      Utilities                                             -        122.70          128.47          (.71)       250.46

Janus Aspen Series:
     Growth                                                 -      5,687.32       14,367.26        (19.88)    20,034.70
     Aggressive Growth                                      -      2,816.21        6,060.59         (1.52)     8,875.28
     Worldwide Growth                                       -      7,906.09       30,206.95         (5.21)    38,107.83
     International Growth                                   -      2,929.68        9,454.54             -     12,384.22
     Balanced                                               -      1,542.54        6,050.30             -      7,592.84
     Short-Term Bond                                        -          8.93        1,025.62             -      1,034.55

                         Southland Separate Account L1


                         Notes to Financial Statements


NOTE H. NET ASSETS

Net assets at December 31, 1997 consisted of the following:

                                                                        ACCUMULATED       NET
                                                                       NET REALIZED    UNREALIZED
                                                         ACCUMULATED       GAINS         GAINS
                                            PRINCIPAL     INVESTMENT    (LOSSES) ON   (LOSSES) ON
SUB-ACCOUNT                                TRANSACTIONS     INCOME      INVESTMENTS   INVESTMENTS   NET ASSETS
                                         ---------------------------------------------------------------------
The Alger American Fund:
    American Small Capitalization            $  158,908      $  (231)       $   988      $  7,706   $  167,371
    American MidCap Growth                      160,015         (493)         1,017         1,036      161,575
    American Growth                             160,990          (51)         1,571         9,623      172,133
    American Leveraged AllCap                    88,414         (443)         1,301         7,747       97,019


Fidelity Variable Insurance Products
 (VIP & VIP II) Funds:
     VIP Growth                                 244,783         (322)           199         2,921      247,581
     VIP Overseas                                41,030          (65)            (3)         (618)      40,344
     VIP Money Market                         1,385,149       24,598              -             -    1,409,747
     VIP Equity-Income                          333,668         (431)           660         9,223      343,120
     VIP High Income                            131,374         (398)           817         7,284      139,077
     VIP  II Asset Manager                       79,534         (142)           238         2,096       81,726
     VIP II Index 500                           379,466         (710)         2,043        17,360      398,159
     VIP II Contrafund                          392,802       (1,381)         2,545        28,977      422,943
     VIP II Investment Grade Bond                51,750         (199)           181         2,487       54,219


INVESCO Variable Investment Funds, Inc.:
     Industrial Income                          133,005        9,466            592        (2,062)     141,001
      Utilities                                   2,971           68             12           178        3,229

Janus Aspen Series:
     Growth                                     237,492        1,600          2,977         6,871      248,940
     Aggressive Growth                           88,226         (240)         1,170         6,573       95,729
     Worldwide Growth                           468,210        1,036          1,592        11,707      482,545
     International Growth                       155,623          (71)           983        (1,597)     154,938
     Balanced                                    91,078          641             75         2,688       94,482
     Short-Term Bond                             10,988        1,655              6        (1,512)      11,137
                                         ---------------------------------------------------------------------
 Total                                       $4,795,476      $33,887        $18,964      $118,688   $4,967,015
                                         =====================================================================

                             Financial Statements

                       Southland Life Insurance Company

                 Years ended December 31, 1997, 1996 and 1995
                      with Report of Independent Auditors

                       Southland Life Insurance Company

                             Financial Statements

                 Years ended December 31, 1997, 1996 and 1995



                                   CONTENTS


Report of Independent Auditors...................................  l

Audited Financial Statements

Balance Sheets...................................................  2
Statements of Income.............................................  4
Statements of Stockholder's Equity...............................  5
Statements of Cash Flows.........................................  6
Notes to Financial Statements....................................  8

                        Report of Independent Auditors

Board of Directors
Southland Life Insurance Company

We have audited the accompanying balance sheets of Southland Life Insurance Company as of December 31, 1997 and 1996, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Atlanta, Georgia
April 6, 1998

                       Southland Life Insurance Company

                                Balance Sheets

                                                                          DECEMBER 31
                                                                    1997               1996
                                                            --------------------------------------
                                                                      (In Thousands)
ASSETS
Investments (Notes 1, 2, 3 and 4):
  Fixed maturities:
   Available-for-sale, at fair value (amortized cost:
    1997 - $981,672; 1996 - $815,916)                           $1,031,283         $  856,166
  Equity securities, at fair value (cost: 1997 -
   $3,072; 1996 - $625)                                             3,200                 816
  Mortgage loans on real estate                                   334,447             351,958
  Policy loans                                                     86,156              82,140
  Short-term investments                                            3,311              15,149
                                                            --------------------------------------
Total investments                                               1,458,397           1,306,229


Cash                                                                6,818               7,907
Accrued investment income                                          17,961              17,309
Reinsurance recoverable:
  Paid benefits                                                     7,337               6,853
  Unpaid benefits and IBNR                                          1,491               1,949
Prepaid reinsurance premiums                                      275,154             260,358
Deferred policy acquisition costs                                 193,196             171,453
Present value of future profits less accumulated
  amortization (1997 - $195,275; 1996 - $179,657)
                                                                   64,363              72,345
Goodwill less accumulated amortization (1997
  -$12,622; 1996 - $11,081)                                        47,839              49,380
Separate account assets (Note 13)                                  18,877                 425
Federal taxes recoverable from related party (Note 8)                   -                  50
Other assets                                                        6,363               6,029
                                                            --------------------------------------
Total assets                                                   $2,097,796          $1,900,287
                                                            ======================================

                                                                       DECEMBER 31
                                                                 1997                1996
                                                        ----------------------------------------
                                                                   (In Thousands,
                                                               Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits:
  Life and annuity reserves                                   $1,325,442          $1,168,318
  Accident and health reserves                                     9,989              10,399
  Guaranteed investment contracts                                256,645             254,366
  Policyholders' funds                                             2,539               2,998
  Advance premiums                                                    78                  80
  Accrued dividends and dividends on deposit                         758                 771
  Unpaid claims                                                   18,147              17,410
                                                              ------------------------------
Total future policy benefits                                   1,613,598           1,454,342

Accounts payable and accrued expenses                              8,491               5,909
Indebtedness to related parties                                   18,118               9,395
Other liabilities                                                 15,959              17,857
Separate account liabilities (Note 13)                            18,877                 425
Federal income taxes payable (Note 8):
 Current                                                           2,267                   -
 Deferred                                                         46,868              42,206
                                                              ------------------------------
Total liabilities                                              1,724,178           1,530,134

Stockholder's equity (Note 9):
 Common stock, $3 par value:
  Authorized - 2,550,000 shares
  Issued and outstanding - 2,500,000 shares                        7,500               7,500
 Additional paid-in capital                                      246,906             246,906
 Net unrealized investment gains (Note 1)                         24,320              19,013
 Retained earnings                                                94,892              96,734
                                                              ------------------------------
Total stockholder's equity                                       373,618             370,153
                                                              ------------------------------
Total liabilities and stockholder's equity                    $2,097,796          $1,900,287
                                                              ==============================


See accompanying notes.

                        Southland Life Insurance Company

                              Statements of Income

                                                                                  YEAR ENDED DECEMBER 31
                                                                        1997           1996           1995
                                                            -----------------------------------------------------------
                                                                                   (In Thousands)
Revenues:
  Traditional life insurance premiums                                  $ 32,304       $ 34,591        $    33,003
  Health insurance premiums                                              69,997         71,587             60,318
  Universal life and investment product charges                          92,660         76,907             67,073
  Reinsurance assumed                                                       570             16                201
                                                            -----------------------------------------------------------
                                                                        195,531        183,101            160,595
  Reinsurance ceded premiums                                            (61,103)       (68,663)           (56,059)
                                                            -----------------------------------------------------------
  Net investment income                                                 134,428        114,438            104,536
  Net realized gains on investments                                     107,563        100,556            103,279
  Other revenues                                                         25,294          9,585              2,880
                                                                         11,293         13,391             11,437
                                                            -----------------------------------------------------------
Total revenues                                                          278,578        237,970            222,132

Benefits and expenses:
  Insurance claims and benefits incurred:
   Traditional life insurance:
     Death benefits                                                      27,569         27,756             24,305
     Other benefits                                                      19,452         20,543             21,661
  Universal life and investment contracts:
   Interest credited to account balances                                 46,182         38,051             31,465
   Death benefit incurred in excess of account balances                  21,102         17,573             33,902
  Health benefits                                                        53,613         49,849             28,883
  (Decrease) increase in policy reserves and other funds                 (2,579)       (3,444)             (6,085)
  Reinsurance recoveries                                                (43,814)      (41,920)            (39,883)
                                                            -----------------------------------------------------------
                                                                        121,525       108,408              94,248


Commissions                                                              17,186        19,195              15,229
Insurance operating expenses (Note 11)                                   38,644        30,910              20,924
Amortization of goodwill                                                  1,541         1,541               1,541
Amortization of present value of future profits, net of
 accrued interest                                                         9,473         9,148              10,155
Amortization of deferred policy acquisition costs                        27,572        17,905              13,326
                                                            -----------------------------------------------------------
                                                                        215,941       187,107             155,423
                                                            -----------------------------------------------------------

Income before federal income taxes                                       62,637        50,863              66,709
Federal income taxes (Note 8)                                            22,479        19,514              23,828
                                                            -----------------------------------------------------------
Net income                                                             $ 40,158      $ 31,349            $ 42,881
                                                            ===========================================================

See accompanying notes.

                       Southland Life Insurance Company

                      Statements of Stockholder's Equity


                                                                YEAR ENDED DECEMBER 31
                                                        1997             1996             1995
                                                 --------------------------------------------------
                                                                    (In Thousands)

Common stock:
 Balance at beginning and end of year               $   7,500       $    7,500        $   7,500
                                                 ==================================================

Additional paid-in capital:
 Balance at beginning of year                       $ 246,906       $  246,906        $ 366,536
 Return of capital to stockholder                           -                -         (119,630)
                                                 --------------------------------------------------
Balance at end of year                              $ 246,906       $  246,906        $ 246,906
                                                 ==================================================

Net unrealized investment gains (losses) on
 securities:
  Balance at beginning of year                      $  19,013       $   37,906        $  (8,874)
  Change in net unrealized investment gains
   (losses), net of tax                                 6,044          (24,889)          65,248
  Effect on DPAC and PVFP of unrealized gains
   (losses) on fixed maturities, net of tax              (737)           5,996          (18,468)
                                                 --------------------------------------------------
   Balance at end of year                            $  24,320       $  19,013        $  37,906
                                                 ==================================================

Retained earnings:
  Balance at beginning of year                       $  96,734       $  86,385        $  58,239
  Net income                                            40,158          31,349           42,881
  Dividends to stockholder                             (42,000)        (21,000)         (14,735)
                                                 --------------------------------------------------
  Balance at end of year                             $  94,892       $  96,734        $  86,385
                                                 ==================================================

Total stockholder's equity                           $ 373,618       $ 370,153        $ 378,697
                                                 ==================================================

See accompanying notes.

                       Southland Life Insurance Company

                           Statements of Cash Flows

                                                                    YEAR ENDED DECEMBER 31
                                                              1997        1996             1995
                                                       ---------------------------------------------
                                                                      (In Thousands)
OPERATING ACTIVITIES
Net income                                                $  40,158    $  31,349        $   42,881
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Increase (decrease) in future policy benefits             29,507         (202)           86,817
   Net increase (decrease) in federal income taxes            4,121       (8,722)            8,528
   Increase (decrease) in accounts payable and
     accrued expenses and other liabilities                   4,839      (13,312)           (3,404)
   (Increase) decrease in accrued investment income            (652)      (1,358)              777
   Net realized investment gains                            (25,294)      (9,585)           (2,880)
   (Increase) decrease in reinsurance recoverable               (26)      16,484           (22,484)
   (Increase) decrease in prepaid reinsurance
     premiums                                               (14,796)      22,585           (42,119)
   Depreciation and amortization expense                     11,125       10,681            11,708
   Policy acquisition costs deferred                        (51,940)     (37,992)          (41,581)
   Amortization of deferred policy acquisition costs         27,572       17,905            13,326
   Other, net                                                (1,124)        (364)           (1,057)
                                                       -------------------------------------------
Net cash provided by operating activities                    23,379       27,469            50,512

INVESTING ACTIVITIES
Securities available-for-sale:
 Sales:
   Fixed maturities                                         608,076      116,988           118,212
   Equity securities                                            335           25             1,105
 Maturities - fixed maturities                               79,378       82,646            36,740
 Purchases:
   Fixed maturities                                        (831,839)    (215,464)         (201,698)
   Equity securities                                         (2,699)         (35)             (186)
Securities held-to-maturity:
 Maturities - fixed maturities                                    -            -            19,202
Sale, maturity or repayment of investments:
 Mortgage loans on real estate                               40,060       20,115            16,613
 Investment real estate                                           -          150               450

                       Southland Life Insurance Company

                                                                             YEAR ENDED DECEMBER 31
                                                                    1997              1996              1995
                                                            -----------------------------------------------------
                                                                                (In Thousands)
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
  Mortgage loans on real estate                                       (22,073)          (71,512)          (85,580)
  Investment real estate                                                    -               (11)                -
  Policy loans, net                                                    (4,016)           (1,976)             (727)
  Short-term investments, net                                          11,838           (15,149)                -
Additions to property and equipment                                         -                 -               (62)
Disposal of property and equipment                                          -                 -               780
                                                            -----------------------------------------------------
Net cash used by investing activities                                (120,940)          (84,223)          (95,151)

FINANCING ACTIVITIES
(Decrease) increase in indebtedness to related parties                (5,277)            3,456            (5,261)
Receipts from interest sensitive products credited
  to policyholder account balances                                    162,826           106,188           107,641
Return of policyholder account balances on interest
  sensitive policies                                                  (33,077)          (25,251)          (25,244)
Return of capital and dividends paid to stockholder                   (28,000)          (21,000)          (42,060)
                                                            -----------------------------------------------------
Net cash provided by financing activities                              96,472            63,393            35,076
                                                            -----------------------------------------------------

Net (decrease) increase in cash                                        (1,089)            6,639            (9,563)
Cash at beginning of year                                               7,907             1,268            10,831
                                                            -----------------------------------------------------
Cash at end of year                                                 $   6,818          $  7,907          $  1,268
                                                            =====================================================

The Company paid interest of $1,549,000, $0, and $13,000 during 1997, 1996 and 1995, respectively.

SIGNIFICANT NONCASH TRANSACTIONS

During 1995, the Company transferred fixed maturity securities having a fair value plus accrued interest of $92,305,000 and $27,325,000 of cash to the parent company as a return of capital. This transaction was approved by state regulatory authorities and is reflected in the accompanying statement of stockholder's equity as a reduction to additional paid-in capital and unrealized investment gains on securities. The gain on securities transferred of $394,000 and $4,549,000 at December 31, 1997 and 1996, respectively, was deferred and is included in other liabilities until such time as the securities are sold to an unrelated party.

Held-to-maturity fixed maturity securities having an amortized cost value of $182,430,000 and a fair value of $199,206,000 were transferred to the available-for-sale category on December 26, 1995.

The Company declared a $14,000,000 dividend to its parent company during 1997 which was unpaid as of December 31, 1997 and was presented as indebtedness to related parties in the accompanying balance sheet. The dividend was paid in cash by the Company in January 1998.

See accompanying notes.

                       Southland Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1997


1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Southland Life Insurance Company (the Company) is a wholly-owned subsidiary of ING America Life Corporation (America Life), an indirect, wholly-owned subsidiary of ING Groep, N.V.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NATURE OF OPERATIONS

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life. The Company also provides stop-loss coverage on group health insurance. Operations are conducted through independent producers. The Company is presently licensed in forty-eight states (all states except for New York and Vermont), the District of Columbia, and Puerto Rico.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

ACCOUNTING CHANGES

In 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. Statement No. 121

                       Southland Life Insurance Company

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES (CONTINUED)

also addresses the accounting for long-lived assets that are expected to be disposed of. Adoption of this standard had no impact on net income or stockholder's equity.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

During 1997, the FASB issued Statement No. 130, Reporting Comprehensive Income. Statement No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. This statement is effective for fiscal years beginning after December 15, 1997. Management of the Company is presently assessing the effect that Statement No. 130 will have on the Company's current financial statements and footnote disclosures; however, the application of the new rules will not have an impact on the Company's financial position or results from operations.

INVESTMENTS

Investments are shown on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost. Debt securities not classified as held-to-maturity and marketable equity securities
are classified as available-for-sale.   Available-for-sale securities are stated
at fair value, with unrealized gains and losses, net of tax, and deferred acquisition cost and present value of future profit adjustments, reported in a separate component of stockholder's equity.

                       Southland Life Insurance Company

1.   SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

All of the Company's securities were classified as available-for-sale at December 31, 1997 and 1996.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

Equity securities are reported at fair value. Mortgage loans are carried at the unpaid balances. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES AND COSTS

For life and annuity contracts other than universal life or investment-type contracts, premiums are recognized as revenues over the premium-paying period, with valuation reserves for future benefits established on a pro-rata basis from such premiums.

Revenues for universal life and investment-type contracts consist of policy charges for the cost of insurance and policy administration and surrender charges assessed during the period. Expenses include interest credited to policy account balances and benefits incurred in excess of policy account balances. Certain profits on limited-payment policies are deferred and recognized over the policy term.

For accident and health policies, gross premiums are prorated over the contract term of the policies with the unearned premium included in the policy reserves. Anticipated investment income is considered in determining if a premium deficiency related to short-term contracts exists.

                       Southland Life Insurance Company

1.   SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Commissions and other costs of acquiring traditional life insurance, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross profits from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves, with the exception of reserves for universal life-type policies and investment products, are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 6% to 9%. Policy benefit claims are charged to expense in the year that the claims are incurred. Health reserves consist principally of unearned premiums and claim reserves.

                       Southland Life Insurance Company

1.   SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

FUTURE POLICY BENEFITS (CONTINUED)

Benefit reserves for interest sensitive products (including universal life-type policies) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.75% to 6.0% during 1997, from 4.5% to 7.25% during 1996, and from 4.5% to
8.18% during 1995.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess policy fees over ultimate policy fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

GOODWILL

The excess cost of acquired subsidiaries over the sum of amounts assigned to identifiable assets at acquisition, less liabilities assumed, is recorded as goodwill. Generally, goodwill is amortized using the straight-line method over forty years.

                       Southland Life Insurance Company

1.   SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS

The present value of future profits (PVFP) represents the profits to be realized from future premiums on insurance in-force (at the date of acquisition) from businesses acquired. The PVFP arises from the acquisition of the Company by America Life.

The PVFP is being amortized over the years that it is anticipated such profits will be received. In general, this value is determined using the same assumptions applied to compute benefit reserves and deferred policy acquisition costs, discounted to provide an appropriate rate of return. Interest for traditional life business is accrued at a rate of 8.10% and 8.28% in 1997 and 1996, respectively, grading down to 6% over the next 12 years. Interest for universal life business is amortized based on the credited rate.

An analysis of the PVFP for the years ended December 31 follows:

                                                      1997             1996             1995
                                             --------------------------------------------------
                                                                (In Thousands)
     Balance at beginning of year                    $ 72,345         $ 78,204         $100,602
     Interest accrued on unamortized balance            6,145            6,904            7,915
     Amortization                                     (15,618)         (16,052)         (18,070)
     FAS 115 adjustment                                 1,491            3,289          (12,243)
                                             --------------------------------------------------
     Balance at end of year                          $ 64,363         $ 72,345         $ 78,204
                                             ==================================================

                       Southland Life Insurance Company

1.   SIGNIFICANT ACCOUNTING  POLICIES (CONTINUED)

PRESENT VALUE OF FUTURE PROFITS (CONTINUED)

The estimated amount to be amortized during each of the next five years is shown below:

                                             AMORTIZATION
                                                OF PVFP
                                            --------------
                                            (In Thousands)
          1998                                 $13,932
          1999                                  11,711
          2000                                  10,221
          2001                                   8,875
          2002                                   7,795


FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits.

RECLASSIFICATIONS

Certain amounts in the 1995 and 1996 financial statements have been reclassified to conform to the 1997 presentation.

                       Southland Life Insurance Company

2.   FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and fair values of the Company's financial instruments at December 31, 1997 and 1996 are summarized below:

                                                 DECEMBER 31, 1997                    DECEMBER 31, 1996
                                          --------------------------------------------------------------------
                                            CARRYING             FAIR             CARRYING           FAIR
                                             AMOUNT              VALUE             AMOUNT            VALUE
                                          --------------------------------------------------------------------
                                                (In Thousands)               (In Thousands)
     ASSETS
     Fixed maturities:
     Available-for-sale                          $1,031,283       $1,031,283         $856,166         $856,166
     Equity securities                                3,200            3,200              816              816
     Mortgages                                      334,447          368,813          351,958          370,566
     Policy loans                                    86,156           78,086           82,140           73,046
     Short-term investments                           3,311            3,311           15,149           15,149

     LIABILITIES
     Supplemental contracts without life
      contingencies                                     933              933              879              879

     Other policyholder funds left on
      deposit                                         3,375            3,375            3,849            3,849

     Individual and group annuities, net
      of reinsurance                                 18,304           18,219           19,905           19,765


The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

     FIXED MATURITIES, EQUITY SECURITIES AND SHORT-TERM INVESTMENTS: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices. The fair values of short-term investments approximate the carrying amount of such assets.

                       Southland Life Insurance Company

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE: Estimated fair values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields at December 31 and spreads required on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk. Fair values for residential loans are based on discounted cash flows and approximate carrying value.

     POLICY LOANS: The fair values for policy loans are estimated by discounting cash flows at the interest rates charged on policy loans of similar policies currently being issued. Loans with similar characteristics are aggregated for purposes of the calculations.

     DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (swaps hedging fixed maturities) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing. Swaps with a fair value of $584,000 at December 31, 1997 and $88,000 at+December+31, 1996 represent asset hedges and are reported as a component of fixed maturity securities on the accompanying balance sheets.

     OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts and supplemental contracts without life contingencies are estimated based on the cash surrender value. The carrying values of other liabilities including immediate annuities, dividend accumulations, and premium deposits approximate their fair values.

                       Southland Life Insurance Company

3. INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1997:

                                                       COST OR         GROSS          GROSS        ESTIMATED
                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                                        COST           GAINS         LOSSES          VALUE
                                                     -------------------------------------------------------
                                                                         (In Thousands)
     Available-for-sale:
       U.S. Treasury securities and
        obligations of U.S. Government
        corporations and agencies                    $ 32,412        $ 3,171         $   23      $   35,560
        States, municipalities and political
        subdivisions                                    4,951              1            121           4,831
       Public utilities securities                     42,919          3,149            595          45,473
       Corporate securities                           518,141         32,923          1,506         549,558
       Mortgage-backed securities                     249,507          7,315            208         256,614
       Other asset-backed securities                  133,742          5,096            175         138,663
       Derivatives hedging fixed maturities                 -            805            221             584
                                                     ------------------------------------------------------
     Total fixed maturities                           981,672         52,460          2,849       1,031,283

     Equity securities                                  3,072            273            145           3,200
                                                     ------------------------------------------------------
     Total                                           $984,744        $52,733         $2,994      $1,034,483
                                                     ======================================================

                       Southland Life Insurance Company

3.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of investments in fixed maturities and equity securities are as follows at December 31, 1996:

                                                         COST OR         GROSS          GROSS        ESTIMATED
                                                        AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                                          COST           GAINS         LOSSES          VALUE
                                                        -------------------------------------------------------
                                                                          (In Thousands)
     Available-for-sale:
       U.S. Treasury securities and
         obligations of U.S. Government
         corporations and agencies                      $ 23,187        $ 4,053         $   -         $ 27,240
       States, municipalities and political
         subdivisions                                        660             17              -             677
       Public utilities securities                        38,818          3,553             82          42,289
       Corporate securities                              457,299         27,407          1,459         483,247
       Mortgage-backed securities                        232,684          6,531          1,608         237,607
       Other asset-backed securities                      63,268          2,103            353          65,018
       Derivatives hedging fixed maturities                    -            573            485              88
                                                        ------------------------------------------------------
     Total fixed maturities                              815,916         44,237          3,987         856,166

     Equity securities                                       625            235             44             816
                                                        ------------------------------------------------------
     Total                                              $816,541        $44,472         $4,031        $856,982
                                                        ======================================================

                       Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Held-to-maturity fixed maturity securities having an amortized cost of $182,430,000 and a fair value of $199,206,000 were transferred to the available-for-sale category on December 26, 1995, resulting in a net unrealized gain of $10,904,000 (net of $5,872,000 of deferred taxes). The Company reassessed the appropriateness of its classification of securities as held-to-maturity upon reviewing the interpretive guidance provided in the FASB publication A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities.

The amortized cost and estimated fair value of debt securities by contractual maturity and marketable equity securities at December 31, 1997 are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    COST OR       ESTIMATED FAIR
                                                 AMORTIZED COST        VALUE
                                                 -------------------------------
                                                          (In Thousands)
     Available-for-sale:
       Due in one year or less                       $ 14,311       $   14,429
       Due after one year through five years           75,919           78,557
       Due after five years through ten years         221,052          230,452
       Due after ten years                            287,141          311,984
                                                 -----------------------------
                                                      598,423          635,422
       Mortgage-backed securities                     249,507          257,198
       Other asset-backed securities                  133,742          138,663
       Equity securities                                3,072            3,200
                                                 -----------------------------
     Total available-for-sale                        $984,744       $1,034,483
                                                 =============================

                       Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1997 and 1996 are summarized as follows:

                                                   DECEMBER 31, 1997
                                           FIXED        EQUITY        TOTAL
                                     ------------------------------------------
                                                    (In Thousands)
   Gross unrealized gains                $ 52,460        $273       $ 52,733
   Gross unrealized losses                  2,849         145          2,994
                                     ------------------------------------------
   Net unrealized gains                    49,611         128         49,739
   Deferred income tax expense            (17,364)        (45)       (17,409)
                                     ------------------------------------------
   Net unrealized gains after taxes        32,247          83         32,330
   Less:
     Balance at beginning of year          26,162         124         26,286
                                     ------------------------------------------
   Change in net unrealized gains
      (losses)                           $  6,085        $(41)      $  6,044
                                     ==========================================

                                                   DECEMBER 31, 1996
                                          FIXED         EQUITY          TOTAL
                                     ------------------------------------------
                                                    (In Thousands)
   Gross unrealized gains                $ 44,237        $235         $ 44,472
   Gross unrealized losses                  3,987          44            4,031
                                     ------------------------------------------
   Net unrealized gains                    40,250         191           40,441
   Deferred income tax  expense           (14,088)        (67)         (14,155)
                                     ------------------------------------------
   Net unrealized gains after  taxes       26,162         124           26,286
   Less:
     Balance at beginning of year          51,078          97           51,175
                                     ------------------------------------------
   Change in net unrealized gains
      (losses)                           $(24,916)       $ 27         $(24,889)
                                     ==========================================

                       Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

As part of its overall investment management strategy, the Company has entered into agreements to purchase securities and mortgage loans as follows:

                                                   DECEMBER 31
                                                 1997            1996
                                             -------------------------
                                                   (In Thousands)
  Investment purchase commitments             $17,682          $4,278

These commitments were settled in January 1998 and 1997, respectively.

Major categories of investment income for the years ended December 31 are summarized as follows:

                                      1997             1996             1995
                               -----------------------------------------------
                                                  (In Thousands)
  Fixed maturities                 $ 75,326         $ 66,337         $ 74,911
  Equity securities                      29               37               73
  Mortgage loans on real
  estate                             30,454           28,622           23,851
  Policy loans                        5,232            5,025            4,775
  Short-term investments                615            1,446                -
  Other investments                    (970)             759            1,457
                                ----------------------------------------------
                                    110,686          102,226          105,067
  Investment expenses                (3,123)          (1,670)          (1,788)
                                ----------------------------------------------
  Net investment income            $107,563         $100,556         $103,279
                               ===============================================

                       Southland Life Insurance Company

3. INVESTMENTS (CONTINUED)

Net realized gains on investments for the years ended December 31 are summarized as follows:

                                                   1997         1996       1995
                                              ----------------------------------
                                                           (In Thousands)
 Fixed maturities                                $19,881      $7,209      $2,824
 Equity securities                                    81           -           -
 Mortgage loans and other                          1,177        (522)         56
 Fixed maturities transferred to parent
     company in 1995                               4,155       2,898           -
                                              ----------------------------------
 Net realized gains on investments               $25,294      $9,585      $2,880
                                              ==================================

During 1997, 1996 and 1995, debt and marketable equity securities available-for-sale were sold with a fair value at the date of sale of $986,857,000, $117,013,000 and $119,317,000, respectively. Gross gains of $23,870,000,
$7,326,000 and $3,494,000  and gross losses of $3,908,000, $117,000 and $670,000 were realized on those sales in 1997, 1996 and 1995,  respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate contracts to reduce and manage interest rate risk associated with individual assets and liabilities and its overall aggregate portfolio.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. The differential to be paid or received is accrued as interest rates change and is recognized as an adjustment to interest expense or income. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

                       Southland Life Insurance Company

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparty credit standing and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company's interest rate contracts at December 31, 1997 and 1996:

                                          DECEMBER 31, 1997
                       -----------------------------------------------------
                         NOTIONAL     AMORTIZED      FAIR         BALANCE
                         AMOUNT         COST        VALUE          SHEET
                       -----------------------------------------------------
                                         (In Thousands)
Interest rate
 contracts:
 Swaps                    $28,000      $  -          $ 805        $ 805
 Swaps-affiliates          25,000         -           (221)        (221)
                       -----------------------------------------------------
Total swaps               $53,000      $  -          $ 584        $ 584
                       =====================================================


                                            DECEMBER 31, 1996
                       -----------------------------------------------------
                         NOTIONAL     AMORTIZED      FAIR         BALANCE
                         AMOUNT         COST        VALUE          SHEET
                       -----------------------------------------------------
                                     (In Thousands)
Interest rate
 contracts:
 Swaps                    $28,000      $  -          $ 573         $ 573
 Swaps-affiliates          25,000         -           (485)         (485)
                       -----------------------------------------------------
Total swaps               $53,000      $  -          $  88          $ 88
                       =====================================================

                       Southland Life Insurance Company

5. CONCENTRATIONS OF  RISK

At December 31, 1997, the Company held $70,694,000 in below-investment-grade bonds classified as available-for-sale. These holdings amounted to 6.8% of the Company's investment in bonds and less than 4% of total assets. The holdings of below-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1997, the Company's commercial mortgages involved a concentration of properties located in Florida (21%), Pennsylvania (10%) and Texas (9%). The remaining commercial mortgages relate to properties located in 24 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $6,700,000.

The Company also has a concentration of direct premium income in Texas (12%) and California (12%) at December 31, 1997.

6. EMPLOYEE BENEFIT PLANS

The Company does not sponsor an employee retirement plan. Home office and field office services are provided to the Company by employees of Life Insurance Company of Georgia (Life of Georgia), an affiliated insurer. The Company reimburses Life of Georgia for the actual cost of salaries and fringe benefits of employees utilized in providing administrative services to the Company.

The Company does not sponsor a deferred compensation plan, but reimburses Life of Georgia for the actual cost of fringe benefits for employees providing administrative services to the Company. The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

                       Southland Life Insurance Company

7. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. Substantially all of the guaranteed investment contracts and the associated prepaid reinsurance premiums are ceded under a reinsurance agreement with an affiliate. As of December 31, 1997, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $250,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contacts.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurer.

The carrying values of amounts recoverable from reinsurers approximate their fair value.

                       Southland Life Insurance Company

7. REINSURANCE (CONTINUED)

Additional information regarding the Company's reinsurance activity for the years ended December 31, 1997, 1996 and 1995 is as follows:

                                                                        PERCENTAGE
                                  CEDED TO     ASSUMED FROM             OF AMOUNT
                      GROSS         OTHER         OTHER        NET       ASSUMED
                     AMOUNT       COMPANIES     COMPANIES    AMOUNT      TO NET
                   -----------------------------------------------------------------
                                          (In Thousands)

1997
Life insurance in
 force              22,777,781      6,764,447   529       16,013,863   0.00%
                   =================================================================
Premiums:
 Life insurance    $    32,304     $   11,715  $ 18      $    20,607   0.09%
 Health insurance       69,997         49,388   552           21,161   2.61%
                   -----------------------------------------------------------------
Total premiums     $   102,301     $   61,103  $570      $    41,768   1.36%
                   =================================================================
1996
Life insurance in
 force              20,482,429      5,293,509   777       15,189,697   0.01%
                   =================================================================
Premiums:
Life insurance     $    34,591     $   11,918  $ 16      $    22,689   0.07%
Health insurance        71,587         56,745     -           14,842   0.00%
                   -----------------------------------------------------------------
Total premiums     $   106,178     $   68,663  $ 16      $    37,531   0.04%
                   =================================================================

1995
Life insurance in
 force              18,048,076      4,138,717   809       13,910,168   0.01%
                   =================================================================
Premiums:
Life insurance     $    33,003     $    8,073  $201      $    25,131   0.80%
Health insurance        60,318         47,986     -           12,332   0.00%
                   -----------------------------------------------------------------
Total premiums     $    93,321     $   56,059  $201      $    37,463   0.54%
                   =================================================================

                       Southland Life Insurance Company

8. INCOME TAXES

The Company, which was acquired by America Life in 1989, filed a separate federal income tax return for years prior to 1995 due to consolidated return eligibility regulations.

On January 1, 1995, the Company agreed to join in filing a consolidated federal income tax return with its parent, ING America Insurance Holdings, Inc., a Delaware Corporation, and other US affiliates and subsidiaries. The Company's federal income tax return is consolidated with the following entities: ING America Insurance Holdings Inc., ING North America Insurance Corporation, ING US P & C Holdings, Inc. and its subsidiaries, Columbine Life Insurance Company, Security Life of Denver Insurance Company and its subsidiaries, ING Investment Management, Inc. and ING America Life Corporation and its subsidiaries.

The method of tax allocation is governed by a written tax sharing agreement which was revised effective January 1, 1996. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability for each taxable year subject to the tax sharing agreement.

The current tax liability of $2,267,000 at December 31, 1997 and current tax asset of $50,000 at December 31, 1996 are payable to and due from, respectively, the parent company, America Life, under the terms of the tax sharing agreement.

                       Southland Life Insurance Company

8. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                                DECEMBER 31
                                                           1997             1996
                                                       ----------------------------
                                                              (In Thousands)
     Deferred income tax liability:
       Deferred policy acquisition costs                $42,730             $39,494
       PVFP                                              22,042              15,126
       Unrealized investment gains and losses            18,770              15,418
       Bond/mortgage loans market discount                1,595                 115
       Other reserves                                      (424)              2,238
                                                       ----------------------------
     Total deferred income tax liability                 84,713              72,391

     Deferred income tax asset:
       Benefit reserves                                  35,619              28,863
       Other assets                                       2,226               1,322
                                                       ----------------------------
     Total deferred income tax asset                     37,845              30,185
                                                       ----------------------------
     Net deferred income tax liability                  $46,868             $42,206
                                                       ============================

                       Southland Life Insurance Company

8. INCOME TAXES (CONTINUED)

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the accompanying statements of income follows:

                                                 YEAR ENDED DECEMBER 31
                                            1997           1996         1995
                                         -------------------------------------
  Statutory federal income tax rate        35.0%           35.0%          35.0%
  Goodwill                                   .6             1.1             .7
  Other items, net                           .3             2.3              -
                                         -------------------------------------
  Effective tax rate                       35.9%           38.4%          35.7%
                                         =====================================


The components of federal income tax expense consist of the following:

                                                  YEAR ENDED DECEMBER 31
                                            1997           1996          1995
                                         --------------------------------------
                                                      (In Thousands)
  Current                                $20,675         $22,370        $22,913
  Deferred                                 1,804          (2,856)           915
                                         --------------------------------------
  Federal income tax expense             $22,479         $19,514        $23,828
                                         ======================================


The Company made net income tax payments of $18,359,000 during 1997, $28,237,000 during 1996, and $16,254,000 during 1995 for current income taxes and settlements of prior year returns.

9. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Statutory capital and surplus was $95,453,000 and $100,228,000 at December 31, 1997 and 1996, respectively. Statutory net income was $38,211,000, $43,594,000 and $42,182,000, for the years ended December 31, 1997, 1996, and 1995, respectively.

                       Southland Life Insurance Company

9. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1997. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the state insurance department is generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations.

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Texas Insurance Department. Currently, "prescribed" statutory accounting practices are interspersed throughout the state insurance law and regulations, the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC is in the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which is expected to be approved by the NAIC in 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, Texas must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether Texas will adopt Codification. However, based on current draft guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

The NAIC has established certain Risk-Based Capital (RBC) requirements for life/health insurance companies. The NAIC RBC formula attempts to measure the risk profile of insurance companies in relation to actual capitalization levels. The Company exceeded the NAIC RBC minimum requirements for 1997 and 1996.

At December 31, 1997 and 1996, bonds with an amortized cost of $9,056,000 and $8,790,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

                       Southland Life Insurance Company

10. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. The Company has accrued for those assessments net of anticipated future premium tax deductions.

11. SERVICE AGREEMENT WITH AFFILIATE

The Company has a service agreement with Life of Georgia whereby this affiliate provides personnel, certain services and facilities for the conduct of the Company's operations in return for payment representing the costs incurred in providing such services and facilities. Substantially all insurance operating expenses and employment taxes are incurred under the terms of this service agreement. During 1997, 1996, and 1995, the Company reimbursed Life of Georgia $26,627,000, $21,586,000 and $24,573,000, respectively, under this agreement.
The Company has a payable to Life of Georgia of $3,990,000 and $9,363,000 at December 31, 1997 and 1996, respectively, related to this agreement. This payable is included within indebtedness to related parties in the accompanying balance sheets.

12. FINANCING ARRANGEMENTS

The Company has a revolving line of credit totaling $100,000,000 which matures 30 days from the date of advancement. This line of credit expires July 31, 1998. Interest rates on these borrowings are tied to the bank's cost of funds rate plus .25%. Outstanding borrowings under this agreement were $0 at December 31, 1997 and 1996.

13. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the accompanying statements of income except for fees charged for administration services and mortality risk.

                       Southland Life Insurance Company

14.  IMPACT OF YEAR 2000 (UNAUDITED)

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Based on a recent assessment, the Company determined that it will be required to modify or replace significant portions of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing software and conversions to new software, the Year 2000 Issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed timely, the Year 2000 Issue could have a material impact on the operations of the Company.

The Company has initiated formal communications with all of its significant suppliers and large customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 Issues. The Company's total Year 2000 project cost and estimates to complete include the estimated costs and time associated with the impact of third party Year 2000 Issues based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems. The Company has determined it has no exposure to contingencies related to the Year 2000 Issue for the products it has sold.

The Company will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The Company anticipates completing the Year 2000 project within one year but not later than December 31, 1998, which is prior to any anticipated impact on its operating systems. The total cost of the Year 2000 project is estimated at $8.7 million and is being funded through operating cash flows. This amount, which will be expensed as incurred, is not expected to have a material

                       Southland Life Insurance Company

14.  IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)

effect on the solvency of the Company. To date, the Company has incurred approximately $5.0 million related to the assessment of, and preliminary efforts on, its Year 2000 project and the development of a modification plan, purchase of new systems and systems modifications.

The costs of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                          UNDERTAKING TO FILE REPORTS

          Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Texas Business Corporations Act Article 2.02-1 is a comprehensive provision that defines the power of Texas corporations to provide for the indemnification of its directors, officers, employees and agents. This Article also grants to corporations the power to purchase director and officer insurance.

Article XXVIII of the Southland Life Insurance Company Bylaws provides as follows:

                                ARTICLE XXVIII


INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

          SECTION 1. Authorization for indemnification of Directors and officers in actions by or in the right of a company to procure a judgment in its favor.

          (a) Any person made party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a Director or officer of the Company, shall be indemnified against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such Director or officer is adjudged to have breached his duty to the Company.

          (b) The indemnification authorized under paragraph (a) shall in no case include:

                 (1) Amounts paid in settling or otherwise disposing of a threatened or a pending action with or without court approval; or

                 (2) Expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

          SECTION 2. Authorization for indemnification of Directors and officers in actions or proceedings other than by or in the right of a company to procure a judgment in its favor.

          (a) Any person made, or threatened to be made, a party in an action or proceeding other than one by or in the right of the company to procure a judgment in its favor, whether civil, criminal or administrative, including an action by or in the right of any other company of any type or kind, domestic or foreign, which any Director or officer of the Company, served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate, was a Director or officer of the Company, or served such other company in any capacity, shall be indemnified against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such Director or officer acted, in good faith, for a purpose which he reasonably believed to be in the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

          (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Director or officer did not act in good faith for a purpose which he reasonably believed to be in the best interests of the Company or that he had reasonable cause to believe that this conduct was unlawful.

          SECTION 3. Payment of indemnification other than by court award.

          (a) A person who has been wholly successful, on the merits or otherwise, in the defense of a civil, criminal, or administrative action or proceeding of the character described in Section 1 or Section 2 above shall be entitled to indemnification as authorized in such Section 1 or Section 2.

          (b) Except as provided in Paragraph (a) of this Section 3, any indemnification under Section 1 or Section 2 above, unless ordered by a court, shall be made by the Company only if authorized in the specific case:

                 (1) By the Board of Directors acting by a quorum consisting of Directors who are not parties to such action or proceeding upon a finding that the Director or officer has met the standard of conduct set forth in Section 1 or Section 2, as the case may be; or

                 (2) If a quorum of the Board of Directors is not obtainable with due diligence:

                         (A)  By the Board of Directors upon the opinion in
writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 1 or Section 2 above has been met by such Director or officer, or

                         (B)  By the stockholder (excluding the director or
officer) upon a finding that the Director or officer has met the applicable standard of conduct set forth in Section 1 or Section 2 above.

          (c) Reasonable expenses incurred in defending a civil, criminal or administrative action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding if authorized under paragraph (b) of this Section 3 and if the Director or officer submits a written affirmation that he meets the standards necessary for indemnification and if the facts known to those making the determination would not preclude indemnification, but subject to a written undertaking of repayment if ultimately found not to be entitled to indemnification under the provisions hereof.

          SECTION 4. General

          The foregoing provisions of this Article XXVIII shall be deemed to be a contract between the Company and each Director and officer who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or therefore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

          The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any Director or officer may be entitled apart from the provisions of this Article XXVIII.

          The Board of Directors in its discretion shall have the power on behalf of the Company to indemnify any person, other than a Director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee of the company. Such indemnification shall be to the same extent and subject to the same standards as indemnification for a director or officer.

          SECTION 5. Liability Insurance

          The company and/or the Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the company or who is or was serving at the request of the company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any and all liability asserted against him and/or incurred by him in such capacity or arising out of his status as such a person, whether or not such person would be subject to or eligible for indemnification under the other provisions of this Article XXVIII.

                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)

Southland Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Southland Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.
         The prospectus consisting of 80 pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representations pursuant to Section 26(e)(2)(A).
         The signatures.
         Written consents of the following persons: B. Scott Burton, Esquire; Pamela Crane,
         Senior Vice President, Actuarial; Ernst & Young LLP; and Sutherland, Asbill & Brennan LLP.
         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
                  A.
                  (1) Resolution of the Board of Directors of Southland Life Insurance Company establishing Southland Separate Account L1 *
                  (2)      Not Applicable
                  (3)      (a)      Form of Underwriting Agreement between
                                    Southland Life
                                    Insurance Company and ING America Equities,
                                    Inc. **
                           (b)      Form of Distribution Agreement ***
                           (c)      Schedule of Sales Commissions ****

                  (4)      Not applicable
                  (5)      (a)      Specimen Flexible Premium Adjustable
                                    Combination Fixed and
                                    Variable Life Insurance Policy *****
                           (a)(1)   Specimen Form of Montana Flexible Premium
                                    Adjustable
                                    Combination Fixed and Variable Life
                                    Insurance Policy *******
                           (a)(2)   Specimen Form of Texas Flexible Premium
                                    Adjustable
                                    Combination Fixed and Variable Life
                                    Insurance Policy *******
                           (b)      Adjustable Term Insurance Rider ****
                           (c)      Accidental Death Benefit Rider ****
                           (d)      Additional Insured Rider ****
                           (e)      Children's Insurance Rider ****
                           (f)      Exchange of Insured Rider ****
                           (g)      Guaranteed Insurability Rider ****
                           (h)      Waiver of the Cost of Insurance Rider ****
                           (i)      Waiver of Specified Premium Rider ****
                           (j)      Guaranteed Minimum Death Benefit Rider
                                    ******
                  (6)      (a)      Amended and restated Articles of
                                    Incorporation of Southland Life
                                    Insurance Company ***
                           (b)      By-laws of Southland Life Insurance Company
                                    **
                  (7)      Not applicable
                  (8)      (a)      Form of participation/distribution agreement
                                    between The Alger
                                    American Fund and the Company ***
                           (b)      Form of participation/distribution agreement
                                    between Fidelity
                                    Variable Insurance Products Fund and the
                                    Company ***
                           (c)      Form of participation/distribution agreement
                                    between Fidelity
                                    Variable Insurance Products Fund II and the
                                    Company ***
                           (d)      Form of participation/distribution agreement
                                    between INVESCO
                                    Variable Investment Funds, Inc. and the
                                    Company ***
                           (e)      Form of participation/distribution agreement
                                    between Janus Aspen
                                    Series and the Company ***
                  (9)      Not applicable
                  (10)     Application form *****
                  (11) Description of issuance, transfer and redemption procedures ****
                  B.       Not applicable

                  C.       Not applicable

         2.       Opinion and Consent of B. Scott Burton, Esquire

         3.       Not applicable

         4.       Not applicable

         5.       Not applicable

         6. Opinion and consent of Pamela Crane, Senior Vice President, Actuarial, of Southland Life Insurance Company, as to actuarial matters pertaining to the securities being registered

         7.       (a)      Consent of Ernst & Young LLP
                  (b)      Consent of Sutherland, Asbill & Brennan LLP


____________________
* Incorporated by reference to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 6, 1995.

** Incorporated by reference to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on February 17, 1995.

*** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Southland Separate Account A1 (File No. 33-89574) filed with the Commission on September 29, 1995.

**** Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on May 10, 1996.

***** Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on July 30, 1996.

****** Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on October 25, 1996.

******* Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Southland Separate Account L1 (File No. 33-97852) filed with the Commission on April 30, 1997.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Southland Separate Account L1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment Number 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Fulton, State of Georgia, this 28th day of April, 1998.

                                                Southland Separate Account L1
                                                (Registrant)

(SEAL)                                          Southland Life Insurance Company
                                                (Depositor)


Attest:  /s/ B. Scott Burton
         -------------------------------     By:  /s/ James D. Thompson
         B. Scott Burton, Vice President,         ----------------------------
         Secretary & General Counsel              James D. Thompson, President


Pursuant to the requirements of the Securities Act of 1933, Southland Life Insurance Company has duly caused this Post-Effective Amendment Number 4 to the Registration Statement to be signed on its behalf by the undersigned persons in their capacities with Southland Life Insurance Company thereunto authorized, and its seal to be hereunto affixed and attested, all in the County of Fulton, State of Georgia, this 28th day April, 1998.



(SEAL)                                        Southland Life Insurance Company



Attest: /s/ B. Scott Burton                     By: /s/ James D. Thompson
        -------------------------------             ----------------------------
        B. Scott Burton, Vice President,            James D. Thompson, President
        Secretary & General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                        Title                            Date
---------                        -----                            ----

/s/ James D. Thompson
---------------------------  President & Director               April 28, 1998
James D. Thompson

/s/ Fred S. Hubbell
---------------------------  Chairman                           April 28, 1998
Fred S. Hubbell

/s/ B. Scott Burton
---------------------------  Vice President, Secretary,         April 28, 1998
B. Scott Burton              General Counsel & Director

/s/ Michael W. Cunningham
---------------------------  Director                           April 28, 1998
Michael W. Cunningham

/s/ Linda B. Emory
---------------------------  Director                           April 28, 1998
Linda B. Emory

/s/ Valerie G. Brown
---------------------------  Director                           April 28, 1998
Valerie G. Brown

/s/ Walter K. Hunt, III
---------------------------  Director                           April 28, 1998
Walter K. Hunt, III          Chief Operating Officer &
                             Chief Financial Officer

Exhibit Index

2.        Opinion and Consent of B. Scott Burton, Esquire
6.        Opinion and Consent of Pamela  Crane, Senior Vice
          President, Actuarial, of Southland Life Insurance Company, as to actuarial matters pertaining to the securities being registered
7.(a)     Consent of Ernst & Young  LLP
7.(b)     Consent of Sutherland, Asbill & Brennan LLP